UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2018 through October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan International Equity Funds

October 31, 2019

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Research Enhanced Equity Fund

JPMorgan Europe Dynamic Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan International Advantage Fund

JPMorgan International Equity Fund

JPMorgan International Hedged Equity Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

December 12, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year veteran of J.P. Morgan, nearly all of those years with Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; shareholders & clients. Shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and may, from time to time, also highlight initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“Shareholders and clients are our highest priority and at the center of everything we do.” — Andrea L. Lisher

Financial markets have largely provided positive returns in 2019, supported by leading central banks and a slowing but still expanding global economy. U.S. equity markets continued to lead the way, rebounding from a sharp sell-off in late 2018 and withstanding intermittent volatility driven partly by ongoing

U.S.-China trade tensions. In July, the U.S. Federal Reserve cut interest rates for the first time in more than a decade amid concerns about slowing economic growth and then cut rates again in September and once more in October. Notably, the S&P 500 Index rallied in October and reached record highs in the final week of the month. Elsewhere, the European Central Bank announced in September it would resume monthly asset purchases to bolster flagging economic growth and below-target inflation and China’s central bank also responded to a slowdown in economic output with measures to increase lending by banks. International equity markets may exhibit continued volatility in the coming year but a reduction in trade tensions could provide support to financial markets. Given this outlook, we believe investors can benefit from a patient outlook and a well-diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

Global equity markets generally provided positive returns for the reporting period amid slowing but continued growth in both the global economy and corporate profits. Investor optimism over U.S.-China trade negotiations and an extension of the deadline for Britain’s exit from the European Union (“Brexit”) also bolstered investor sentiment. Bond markets also provided positive returns for the period but generally underperformed equity markets. Emerging markets debt and U.S. investment grade bonds largely outperformed U.S. Treasury bonds.

In the final months of 2018, global equity markets generally slumped as investors faced both slowing global economic growth — particularly in China and Europe — and the prospect of rising U.S. interest rates. Equity prices largely rebounded in the first months of 2019, and markets remained buoyant through April 2019. Global equity markets were hit with a selloff in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as in emerging markets, dropped by more than 6%. Equity prices rebounded again in June and received further support at the end of July 2019, when the U.S. Federal Reserve (the “Fed”) responded to slowing economic growth by raising interest rates for the first time in more than a decade.

Investor concerns about increased U.S.-China trade tensions and uncertainty over Britain’s Brexit strategy led to increased market volatility in the final months of the reporting period. However, the Fed cut interest rates again in mid-September 2019 and, by the end of October 2019, leading U.S. equity indexes had returned to record highs.

For the twelve months ended October 31, 2019, the S&P 500 returned 14.33%, the MSCI EAFE Index returned 11.63% and the MSCI Emerging Markets Index returned 12.29%. Within bond markets, the Bloomberg Barclays Emerging Markets Aggregate Index returned 12.73% and the Bloomberg Barclays U.S. Aggregate Index returned 11.51%.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class L Shares)*	27.20%
MSCI Emerging Markets Index (net of foreign withholding taxes)	11.86%

Net Assets as of 10/31/2019 (In Thousands)	$6,313,677

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2019.

By sector, the Fund’s security selection in the financials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark. The Fund’s lack of holdings in the real estate sector and its underweight position in the utilities sector were leading detractors from relative performance.

By country, the Fund’s security selection in China and its security selection and overweight position in India were leading contributors to performance relative to the Benchmark, while the Fund’s out-of-Benchmark position in Spain and its overweight position in Peru were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in AIA Group Ltd., MercadoLibre Inc. and HDFC Bank Ltd. Shares of AIA Group, a Hong Kong life insurer, rose after the company reported a 20% increase in the value of new business in the first half of 2019. Shares of MercadoLibre, an Argentinian provider of e-commerce and related services, rose after the company reported better-than-expected earnings and revenue for the second quarter of 2019. Shares of HDFC Bank, an Indian banking and financial services company, rose amid continued growth in earnings during the twelve months ended October 31, 2109.

Leading individual detractors from relative performance included the Fund’s underweight positions in Gazprom PJSC,

Naspers Ltd. and Reliance Industries Ltd. Shares of Gazprom, a Russian natural gas producer and distributor not held in the Fund, rose after the company said it planned to raise its dividend payout ratio to 50% of the company’s net profits. Shares of Naspers, a South African internet commerce company not held in the Fund, rose after the company reported strong investment gains from its stake in Tencent Holdings Ltd. Shares of Reliance Industries, an Indian energy and retail conglomerate, rose after the company reported better-than-expected earnings for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.

As a result of this process, the Fund’s largest sector overweight positions relative to the Benchmark were in the financials, consumer discretionary and consumer staples sectors and its largest relative underweight positions were in the energy, materials and communication services sectors. The Fund’s largest country overweight positions relative to the Benchmark were in India, China and Argentina and its largest relative underweight positions were in South Korea, Taiwan and Thailand.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alibaba Group Holding Ltd., ADR (China)	5.3%
2.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	5.2
3.	AIA Group Ltd. (Hong Kong)	4.4
4.	Housing Development Finance Corp. Ltd. (India)	4.0
5.	Tencent Holdings Ltd. (China)	3.5
6.	Samsung Electronics Co. Ltd. (South Korea)	3.4
7.	Sberbank of Russia PJSC (Russia)	3.1
8.	HDFC Bank Ltd. (India)	2.5
9.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.5
10.	Techtronic Industries Co. Ltd. (Hong Kong)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
China	28.8%
India	19.5
Hong Kong	7.5
Taiwan	6.7
Brazil	5.4
South Korea	4.7
South Africa	4.0
Mexico	3.8
Russia	3.1
Indonesia	2.4
United States	1.8
Argentina	1.5
Portugal	1.4
Hungary	1.2
Macau	1.2
Peru	1.1
Others (each less than 1.0%)	3.2
Short-Term Investments	2.7

***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		20.12%	4.28%	4.65%
Without Sales Charge		26.77	5.41	5.22
CLASS C SHARES	February 28, 2006
With CDSC**		25.12	4.89	4.69
Without CDSC		26.12	4.89	4.69
CLASS I SHARES	September 10, 2001	27.04	5.67	5.48
CLASS L SHARES	November 15, 1993	27.20	5.81	5.63
CLASS R2 SHARES	July 31, 2017	26.35	5.20	5.11
CLASS R3 SHARES	July 31, 2017	26.67	5.39	5.21
CLASS R4 SHARES	July 31, 2017	26.98	5.65	5.47
CLASS R5 SHARES	September 9, 2016	27.19	5.81	5.63
CLASS R6 SHARES	December 23, 2013	27.36	5.93	5.69

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/09 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

Returns shown for Class R2 Shares and Class R3 Shares prior to their inception are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index (net of foreign withholding taxes) and the Lipper Emerging Markets Funds Index from October 31, 2009 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

FOR THE PERIOD DECEMBER 11, 2018 (INCEPTION DATE) THROUGH OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	12.60%
MSCI Emerging Markets Index (net of foreign withholding taxes)	10.73%

Net Assets as of 10/31/2019 (In Thousands)	$2,090,574

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R6 Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the period from the Fund’s inception on December 11, 2018 to October 31, 2019.

By sector, the Fund’s security selection in the energy and consumer discretionary sectors was a leading detractor from relative performance, while the Fund’s security selection in the financials and industrials sectors was a leading contributor to relative performance.

By country, the Fund’s security selection and underweight position in China and its security selection in Mexico were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight position in Taiwan and its underweight position in Russia were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Taiwan Semiconductor Manufacturing Co., Country Garden Holdings Co. and Luxshare Precision Industry Co. Shares of Taiwan Semiconductor Manufacturing, a maker of integrated circuits and wafer semiconductor devices, rebounded from a slowdown in global demand for semiconductors during the early part of the reporting period. Shares of Country Garden Holdings, a Chinese real estate developer, rose after the company reported strong revenue and profit growth for 2018. Shares of Luxshare Precision Industry, a China-based manufacturer of electronic components and a leading supplier to Apple Inc., rose after the company reported growth in earnings during the reporting period.

Leading individual detractors from relative performance included the Fund’s underweight positions in Reliance Industries Ltd., Gazprom PJSC and New Oriental Education & Technology Group Inc. Shares of Reliance Industries, an Indian business conglomerate not held in the Fund, rose after the company reported better-than-expected profit for the three months ended June 30, 2019. Shares of Gazprom, a Russian natural gas producer and distributor, rose after the company said it planned to raise its dividend payout ratio to 50% of the company’s net profits. Shares of New Oriental Education & Technology Group, a Chinese private education provider not held in the Fund, rose amid continued growth in revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a combination of disciplined portfolio construction with in-depth fundamental research conducted by a global network of research analysts to identify what they believed to be overvalued and undervalued stocks.

As a result of this process, the Fund’s sole overweight sector position relative to the Benchmark was in the financials sector and its largest relative underweight positions were in the industrials and information technology sectors. By country, the Fund’s largest overweight positions relative to the Benchmark were in Hungary and Mexico and the largest relative underweight positions were in India and Taiwan.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	iShares MSCI India ETF (United States)	8.7%
2.	Alibaba Group Holding Ltd., ADR (China)	4.8
3.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	4.7
4.	Samsung Electronics Co. Ltd. (South Korea)	4.5
5.	Tencent Holdings Ltd. (China)	4.5
6.	China Construction Bank Corp., Class H (China)	1.6
7.	Ping An Insurance Group Co. of China Ltd., Class H (China)	1.5
8.	Industrial & Commercial Bank of China Ltd., Class H (China)	1.2
9.	Itau Unibanco Holding SA (Preference) (Brazil)	1.1
10.	Petroleo Brasileiro SA (Preference) (Brazil)	1.1

PORTFOLIO COMPOSITION BY COUNTRY***
China	32.0%
South Korea	13.0
Taiwan	11.5
United States	8.7
Brazil	7.2
Russia	4.5
South Africa	4.2
Mexico	3.3
Thailand	2.3
Indonesia	2.1
Saudi Arabia	2.1
Malaysia	1.2
Poland	1.1
Others (each less than 1.0%)	5.7
Short-Term Investments	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

FOR THE PERIOD DECEMBER 11, 2018 (INCEPTION DATE) THROUGH OCTOBER 31, 2019 (Unaudited) (continued)

TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS I SHARES	January 30, 2019	12.46%
CLASS R6 SHARES	December 11, 2018	12.60

*	Not annualized.

LIFE OF FUND PERFORMANCE (12/11/18 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 11, 2018.

Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from December 11, 2018 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	8.14%
MSCI Europe Index (net of foreign withholding taxes)	10.90%

Net Assets as of 10/31/2019 (In Thousands)	$542,245

INVESTMENT OBJECTIVE**

The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2019.

By sector, the Fund’s security selection in the food, beverages & tobacco sector and in the diversified financial sector was a leading detractor from performance relative to the Benchmark. The Fund’s overweight position and security selection in the insurance sector and its security selection in the utilities sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Burford Capital Ltd., ABN Amro Bank NV and ASR Nederland NV. Shares of Burford Capital, a U.K. provider of litigation financing that was not held in the Benchmark, fell after an investment group claimed the company inflated the value of its assets. Shares of ABN Amro Bank, a Netherlands bank, fell amid an anti-money laundering investigation by Dutch prosecutors. Shares of ASR Nederland, a Netherlands insurance company not held in the Benchmark, fell after the company failed to complete a large corporate acquisition.

Leading individual contributors to relative performance included the Fund’s overweight positions in Enel SpA and Zurich Insurance Group AG and its underweight position in Royal Dutch Shell PLC. Shares of Enel SpA, an Italian electric utility, rose amid an easing of political tensions between the European Union and Italy’s government. Shares of Zurich Insurance Group, a Swiss insurance company, rose after the company reported growth in earnings and forecast it would meet or surpass its 2019 financial targets. Shares of Royal Dutch Shell, a petroleum oil and natural gas producer not held in the Fund, fell amid lower energy prices during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	5.0%
2.	Roche Holding AG (Switzerland)	4.8
3.	Novartis AG (Registered) (Switzerland)	4.0
4.	Allianz SE (Registered) (Germany)	3.1
5.	GlaxoSmithKline plc (United Kingdom)	2.9
6.	Zurich Insurance Group AG (Switzerland)	2.8
7.	TOTAL SA (France)	2.6
8.	SAP SE (Germany)	2.4
9.	Linde plc (United Kingdom)	2.3
10.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***
Switzerland	21.6%
United Kingdom	18.1
France	16.1
Germany	12.6
Netherlands	8.0
Italy	4.6
Sweden	3.2
Finland	3.1
Spain	2.6
Australia	2.4
Norway	1.8
Belgium	1.6
Russia	1.4
South Africa	1.2
United States	1.0
Others (each less than 1.0%)	0.7
Short-Term Investments	0.0	(a)

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.
(a)	Amount rounds to less than 0.05%.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge*		2.48%	0.77%	5.01%
Without Sales Charge		8.14	1.86	5.57
CLASS C SHARES	November 1, 1998
With CDSC**		6.59	1.35	5.04
Without CDSC		7.59	1.35	5.04
CLASS I SHARES	September 10, 2001	8.44	2.17	5.86
CLASS L SHARES	September 10, 2001	8.49	2.31	6.06
CLASS R6 SHARES	October 1, 2018	8.60	2.33	6.07

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/09 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund, the MSCI Europe Index (net of foreign withholding taxes) and the Lipper European Region Funds Index from October 31, 2009 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The MSCI Europe Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	13.38%
MSCI World Index (net of foreign withholding taxes)	12.69%

Net Assets as of 10/31/2019 (In Thousands)	$4,230,153

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2019.

By sector, the Fund’s security selection in the utilities and industrial cyclical sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financial services and automobiles & auto parts sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in continental Europe and the U.K. was a leading contributor to relative performance. There were no significant regional detractors from relative performance during the reporting period.

Due to the Fund holding a relatively large number of securities during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers took marginally overweight positions in securities that they considered undervalued, while being marginally underweight in, or not holding, certain securities in the Benchmark that they considered to be overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc. (United States)	2.9%
2.	Microsoft Corp. (United States)	2.8
3.	Amazon.com, Inc. (United States)	1.9
4.	Alphabet, Inc., Class C (United States)	1.1
5.	Alphabet, Inc., Class A (United States)	1.0
6.	Bank of America Corp. (United States)	0.9
7.	Facebook, Inc., Class A (United States)	0.9
8.	Mastercard, Inc., Class A (United States)	0.9
9.	Nestle SA (Registered) (Switzerland)	0.9
10.	Coca-Cola Co. (The) (United States)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	62.4%
Japan	8.2
United Kingdom	4.8
France	4.3
Canada	3.5
Australia	3.0
Germany	2.8
Switzerland	2.8
Netherlands	2.1
Hong Kong	1.1
Others (each less than 1.0%)	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	February 28, 2013	13.38%	7.46%	9.45%
CLASS R6 SHARES	November 1, 2017	13.50	7.50	9.48

LIFE OF FUND PERFORMANCE (2/28/13 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index (net of foreign withholding taxes) and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	4.51%
MSCI EAFE Index (net of foreign withholding taxes)	11.04%

Net Assets as of 10/31/2019 (In Thousands)	$1,811,349

INVESTMENT OBJECTIVE**

The JPMorgan International Advantage Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2019.

By sector, the Fund’s security selection in the industrials and materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and financials sectors was a leading contributor to relative performance.

By country, the Fund’s security selection in Japan and Australia was a leading detractor from relative performance, while the Fund’s security selection in Germany and Israel was a leading contributor to relative performance.

The Fund targeted investments in companies that exhibited specific growth, value and quality characteristics during the period. Due to the relatively large number of securities held in the Fund during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed were attractive based on their proprietary multifactor model.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.0%
2.	Roche Holding AG (Switzerland)	2.4
3.	Novartis AG (Registered) (Switzerland)	2.3
4.	Royal Dutch Shell plc, Class B (Netherlands)	2.1
5.	BHP Group Ltd. (Australia)	1.8
6.	Allianz SE (Registered) (Germany)	1.7
7.	Toyota Motor Corp. (Japan)	1.6
8.	Rio Tinto plc (Australia)	1.5
9.	Unilever plc (United Kingdom)	1.4
10.	adidas AG (Germany)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	23.9%
United Kingdom	12.6
Switzerland	11.4
Australia	8.6
France	8.3
Germany	8.2
Netherlands	6.4
Spain	4.0
Norway	2.0
Singapore	1.8
Belgium	1.8
Sweden	1.1
Finland	1.1
South Africa	1.1
Denmark	1.0
Others (each less than 1.0%)	4.3
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		(0.98)%	1.15%	3.96%
Without Sales Charge		4.51	2.25	4.52
CLASS C SHARES	February 28, 2006
With CDSC**		2.92	1.74	4.00
Without CDSC		3.92	1.74	4.00
CLASS I SHARES	February 28, 2006	4.70	2.55	4.81
CLASS R2 SHARES	November 3, 2008	4.15	1.97	4.25
CLASS R6 SHARES	May 29, 2015	4.94	2.74	5.04

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/09 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of the now liquidated Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Advantage Fund, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper International Multi-Cap Core Funds Index from October 31, 2009 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI

EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	15.20%
MSCI EAFE Index (net of foreign withholding taxes)	11.04%

Net Assets as of 10/31/2019 (In Thousands)	$2,997,006

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2019.

By sector, the Fund’s security selection in the financials and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the utilities sector, where the Fund had no holdings, and in the real estate sector were leading detractors from relative performance.

By region, the Fund’s security selection in continental Europe and the U.K. was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in Japan was the smallest contributor to relative performance.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in ASML Holding NV, HDFC Bank Ltd. and London Stock Exchange Group PLC. Shares of ASML Holding, a Netherlands semiconductor manufacturer, rose after the company reported better-than-expected earnings growth for the fourth quarter of 2018 and proposed raising its full-year dividend. Shares of HDFC Bank, an Indian banking and financial services company not held in the Benchmark, rose amid continued growth in earnings during the reporting period. Shares of London Stock Exchange Group, an operator of financial exchanges, rose following a $39 million takeover offer from Hong Kong Exchanges & Clearing Ltd. that was subsequently withdrawn.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Continental AG and Sumitomo Mitsui Financial Group Ltd. and its position in Anheuser-Busch InBev SA. Shares of Continental, a German tire and auto parts manufacturer, fell after the company reported a decline in 2019 second quarter earnings. Shares of Sumitomo Mitsui Financial Group, a Japanese financial services provider, fell as yields on its foreign bond holdings declined. Shares of Anheuser-Busch InBev, a brewery and beverages company, fell late in the reporting period after the company reported flat profits for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	4.1%
2.	Royal Dutch Shell plc, Class A (Netherlands)	2.8
3.	Roche Holding AG (Switzerland)	2.7
4.	Novartis AG (Registered) (Switzerland)	2.6
5.	AIA Group Ltd. (Hong Kong)	2.6
6.	GlaxoSmithKline plc (United Kingdom)	2.2
7.	SAP SE (Germany)	2.1
8.	Diageo plc (United Kingdom)	2.0
9.	ASML Holding NV (Netherlands)	2.0
10.	Unilever plc (United Kingdom)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	16.9%
United Kingdom	15.1
France	14.8
Switzerland	11.7
Germany	7.9
Netherlands	5.7
Hong Kong	4.2
China	3.0
United States	3.0
Sweden	2.3
Australia	1.9
Denmark	1.7
Belgium	1.7
India	1.5
Taiwan	1.4
South Korea	1.3
Singapore	1.3
Spain	1.1
Others (each less than 1.0%)	1.9
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		8.91%	3.11%	4.59%
Without Sales Charge		14.93	4.22	5.15
CLASS C SHARES	January 31, 2003
With CDSC**		13.39	3.71	4.62
Without CDSC		14.39	3.71	4.62
CLASS I SHARES	January 1, 1997	15.20	4.49	5.42
CLASS R2 SHARES	November 3, 2008	14.58	3.94	4.88
CLASS R5 SHARES	May 15, 2006	15.38	4.65	5.60
CLASS R6 SHARES	November 30, 2010	15.50	4.73	5.66

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/09 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index from October 31, 2009 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Hedged Equity Fund

FUND SUMMARY

FOR THE PERIOD MARCH 15, 2019 (INCEPTION DATE) THROUGH OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.07%
MSCI EAFE Index (net of foreign withholding taxes)	5.79%
ICE BofAML 3-Month U.S. Treasury Bill Index	1.51%

Net Assets as of 10/31/2019 (In Thousands)	$60,242

INVESTMENT OBJECTIVE**

The JPMorgan International Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the period from the Fund’s inception on March 15, 2019 to October 31, 2019.

By sector, the Fund’s security selection in the utilities and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the industrials and consumer discretionary sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in Germany and Italy was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in Finland and Australia was a leading detractor from relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Wartsila Oyj, Renault SA and ArcelorMittal SA. Shares of Wartsila, a Finnish maker of power plants and engines, fell after the company reported lower-than-expected results for the second quarter of 2019 and forecast lower demand for its marine and energy businesses. Shares of Renault, a French automaker, fell after the company lowered its 2019 revenue forecast. Shares of ArcelorMittal, a Luxembourg-based steelmaker, fell amid low steel prices and high costs of raw materials.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Enel SpA and Daikin Industries Ltd. and its position in Nintendo Co. Shares of Enel, an Italian electric utility, rose amid easing of political tensions between the European Union and the Italian government. Shares of Daikin Industries, a Japanese maker of air conditioning and refrigeration equipment, rose amid investor expectations that it would benefit from a reduction in U.S.-China trade tensions. Shares of Nintendo, a Japanese maker of home entertainment products, fell after the company issued a lower-than-expected forecast for sales of its Switch console.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.1%
2.	Roche Holding AG (Switzerland)	2.3
3.	Toyota Motor Corp. (Japan)	1.8
4.	SAP SE (Germany)	1.7
5.	Novartis AG (Registered) (Switzerland)	1.6
6.	Enel SpA (Italy)	1.6
7.	BP plc (United Kingdom)	1.5
8.	Novo Nordisk A/S, Class B (Denmark)	1.5
9.	TOTAL SA (France)	1.4
10.	Air Liquide SA (France)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.5%
United Kingdom	15.2
France	13.7
Switzerland	10.2
Germany	8.8
Netherlands	5.0
Australia	4.9
Spain	3.2
Italy	2.6
Hong Kong	2.4
Denmark	1.8
Sweden	1.4
Belgium	1.0
Others (each less than 1.0%)	4.9
Short-Term Investments	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	SINCE INCEPTION*

CLASS A SHARES	March 15, 2019
With Sales Charge**		(1.58)%
Without Sales Charge		3.87
CLASS C SHARES	March 15, 2019
With CDSC***		2.53
Without CDSC		3.53
CLASS I SHARES	March 15, 2019	4.07
CLASS R5 SHARES	March 15, 2019	4.13
CLASS R6 SHARES	March 15, 2019	4.20

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (3/15/19 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 15, 2019.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index (net of foreign withholding taxes) and the ICE BofAML 3-Month US Treasury Bill Index from March 15, 2019 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.65%
MSCI EAFE Index (net of foreign withholding taxes)	11.04%

Net Assets as of 10/31/2019 (In Thousands)	$4,834,474

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2019.

By sector, the Fund’s security selection in the industrial cyclical and retail sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the utilities and technology-software sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in the Pacific, excluding Japan, and in the U.K. was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in Japan and continental Europe was a leading detractor from relative performance.

Due to the Fund holding a relatively large number of securities during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.1%
2.	Roche Holding AG (Switzerland)	2.3
3.	Toyota Motor Corp. (Japan)	1.8
4.	SAP SE (Germany)	1.8
5.	Novartis AG (Registered) (Switzerland)	1.6
6.	Enel SpA (Italy)	1.6
7.	BP plc (United Kingdom)	1.5
8.	Novo Nordisk A/S, Class B (Denmark)	1.5
9.	TOTAL SA (France)	1.4
10.	Air Liquide SA (France)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	22.6%
United Kingdom	14.7
France	13.2
Switzerland	9.8
Germany	8.5
Netherlands	4.8
Australia	4.8
Spain	3.1
United States	2.7
Italy	2.5
Hong Kong	2.3
Denmark	1.7
Sweden	1.3
Belgium	1.0
Others (each less than 1.0%)	3.9
Short-Term Investments	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	April 23, 1993
With Sales Charge*		4.59%	2.67%	3.94%
Without Sales Charge		10.39	3.79	4.50
CLASS I SHARES	October 28, 1992	10.65	4.05	4.77
CLASS R6 SHARES	November 1, 2017	10.78	4.10	4.79

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (10/31/09 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index from October 31, 2009 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	18.62%
MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes)	11.27%

Net Assets as of 10/31/2019 (In Thousands)	$2,599,641

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2019.

By sector, the Fund’s security selection in the financials and consumer staples sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the consumer discretionary and real estate sectors was a leading detractor from relative performance.

By region, the Fund’s security selection across all regions made a positive contribution to relative performance. The largest contribution came from security selection in the U.K. and emerging markets, while the smallest contribution came from the Pacific region, excluding Japan.

Leading individual contributors to the Fund’s relative performance included its overweight positions in HDFC Bank Ltd., AIA Group Ltd. and PT Bank Central Asia. Shares of HDFC Bank, an Indian banking and financial services company not held in the Benchmark, rose amid continued growth in earnings during the reporting period. Shares of AIA Group, a Hong Kong life insurer, rose amid investor optimism for reduced U.S.-China trade tensions. Shares of PT Bank Central Asia, an Indonesian bank, rose amid growth in profits during the reporting period.

Leading individual detractors from the Fund’s relative performance included its underweight positions in Enel SpA and Roche Holding AG and its overweight position in Fanuc Corp. Shares of Enel, an Italian electric utility not held in the Fund, rose amid easing political tensions between the European Union and the Italian government. Shares of Roche Holding, a Swiss pharmaceuticals manufacturer not held in the Fund, rose after the company reported strong revenue growth for the first nine months of 2019 and raised its forecast for revenue growth for the full year. Shares of Fanuc, a Japanese robotics company, fell after the company reduced its profit forecast amid U.S.-China trade tensions.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on the share price.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	4.7%
2.	HDFC Bank Ltd., ADR (India)	3.6
3.	AIA Group Ltd. (Hong Kong)	3.5
4.	Ping An Insurance Group Co. of China Ltd., Class H (China)	3.3
5.	Royal Dutch Shell plc, Class A (Netherlands)	3.0
6.	Tencent Holdings Ltd. (China)	2.8
7.	Alibaba Group Holding Ltd., ADR (China)	2.7
8.	GlaxoSmithKline plc (United Kingdom)	2.6
9.	SAP SE (Germany)	2.5
10.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	17.7%
Germany	9.4
Switzerland	9.2
China	8.4
France	7.2
Japan	7.2
Canada	7.0
Hong Kong	5.2
Netherlands	5.1
United States	4.9
India	3.4
Taiwan	2.4
Denmark	2.1
Indonesia	1.8
Australia	1.7
Austria	1.6
Sweden	1.6
Brazil	1.4
Others (each less than 1.0%)	0.9
Short-Term Investments	1.8

***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		12.14%	4.27%	6.87%
Without Sales Charge		18.35	5.40	7.60
CLASS C SHARES	November 30, 2011
With CDSC**		16.73	4.85	7.05
Without CDSC		17.73	4.85	7.05
CLASS I SHARES	November 30, 2011	18.62	5.71	7.90
CLASS R2 SHARES	November 30, 2011	18.01	5.10	7.31
CLASS R5 SHARES	November 30, 2011	18.76	5.82	8.05
CLASS R6 SHARES	November 30, 2011	18.89	5.90	8.12

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) and the Lipper International Large-Cap Growth Funds Index from November 30, 2011 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Lipper International Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	2.69%
MSCI EAFE Value Index (net of foreign withholding taxes)	5.51%

Net Assets as of 10/31/2019 (In Thousands)	$393,272

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2019.

By sector, the Fund’s underweight position and security selection in the utilities sector and its security selection in the industrial cyclical sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the technology—semiconductors & hardware sector and the transportation sector was a leading contributor to relative performance.

By region, the Fund’s security selection across all regions detracted from relative performance. The Fund’s security selection in Europe, excluding the U.K., and its security selection and underweight exposure to the Pacific region, excluding Japan, were leading detractors from performance. The Fund’s security selection in the U.K. and Japan was the smallest detractor from relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Commonwealth Bank of Australia, Vodafone Group and National Australia Bank Ltd. Shares of Commonwealth Bank of Australia, a banking and financial services company not held in the Fund, rose as investors responded positively to the re-election of Australia’s conservative coalition government in May 2019. Shares of Vodafone Group, a U.K. telecommunications provider, rose after the company unveiled plans to sell its European telecommunications tower business. Shares of National Australia Bank, a banking and financial services company, fell amid declining earnings during the reporting period.

Leading individual contributors to relative performance included the Fund’s overweight positions in BHP Group Ltd., Dialog Semiconductor PLC and Advantest Corp. Shares of BHP Group, an Australian mining and minerals company, rose amid strong profit growth during the reporting period. Shares of Dialog Semiconductor, a U.K. semiconductor manufacturer not held in the Benchmark, rose after the company reported better-than-expected earnings for the second quarter of 2019, bolstered by licensing revenue from the transfer of patents to Apple Inc. Shares of Advantest, a Japanese maker of semiconductor manufacturing equipment that was not held in the Benchmark, rose after the company reported better-than-expected sales during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight sector positions relative to the Benchmark were in the materials and capital goods sectors, while the largest underweight sector positions were in the real estate and utilities sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.6%
2.	Toyota Motor Corp. (Japan)	2.5
3.	HSBC Holdings plc (United Kingdom)	2.3
4.	TOTAL SA (France)	2.1
5.	BP plc (United Kingdom)	2.0
6.	BHP Group Ltd. (Australia)	1.9
7.	GlaxoSmithKline plc (United Kingdom)	1.8
8.	Rio Tinto plc (Australia)	1.4
9.	British American Tobacco plc (United Kingdom)	1.4
10.	Allianz SE (Registered) (Germany)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	21.8%
United Kingdom	17.4
Australia	9.2
Germany	8.0
France	8.0
Switzerland	6.2
Netherlands	5.8
Sweden	2.9
Italy	2.9
Spain	2.7
Norway	2.5
Hong Kong	2.0
Singapore	1.4
Finland	1.3
United States	1.2
Austria	1.2
Belgium	1.2
Others (each less than 1.0%)	3.4
Short-Term Investments	0.9

***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		(3.07)%	(0.71)%	2.39%
Without Sales Charge		2.30	0.37	2.94
CLASS C SHARES	July 11, 2006
With CDSC**		0.82	(0.13)	2.42
Without CDSC		1.82	(0.13)	2.42
CLASS I SHARES	September 10, 2001	2.56	0.66	3.21
CLASS L SHARES	November 4, 1993	2.69	0.77	3.35
CLASS R2 SHARES	November 3, 2008	2.08	0.11	2.67
CLASS R5 SHARES	September 9, 2016	2.64	0.76	3.34
CLASS R6 SHARES	November 30, 2010	2.83	0.91	3.46

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/09 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index (net of foreign withholding taxes) and the Lipper International Large-Cap Value Funds Average from October 31, 2009 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value

Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Argentina — 1.5%

MercadoLibre, Inc. *	183	95,260

Australia — 0.3%

Oil Search Ltd.	3,787	18,691

Brazil — 5.5%

Ambev SA, ADR *	17,247	74,336

B3 SA — Brasil Bolsa Balcao	7,991	96,461

Itau Unibanco Holding SA, ADR	8,271	74,687

Lojas Renner SA	5,329	67,617

Raia Drogasil SA *	1,163	31,885

		344,986

China — 29.0%

Alibaba Group Holding Ltd., ADR *	1,869	330,150

Budweiser Brewing Co. APAC Ltd.* (a)	34,773	127,137

Foshan Haitian Flavouring & Food Co. Ltd., Class A	5,182	82,226

Hangzhou Robam Appliances Co. Ltd., Class A	7,247	32,414

Huazhu Group Ltd., ADR (b)	2,030	76,870

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	14,983	61,704

Kweichow Moutai Co. Ltd., Class A	456	76,386

Meituan Dianping, Class B * (a)	7,649	91,244

Midea Group Co. Ltd., Class A	9,820	77,387

NetEase, Inc., ADR	287	82,021

New Oriental Education & Technology Group, Inc., ADR *	874	106,735

Ping An Bank Co. Ltd., Class A	32,804	75,742

Ping An Insurance Group Co. of China Ltd., Class H	13,918	160,633

Shenzhou International Group Holdings Ltd.	3,907	53,985

Tencent Holdings Ltd.	5,483	222,419

Wuxi Biologics Cayman, Inc. * (a) (b)	7,284	85,592

Yum China Holdings, Inc.	2,112	89,741

		1,832,386

Egypt — 0.9%

Commercial International Bank Egypt SAE (Registered), GDR (a)	11,635	57,475

Hong Kong — 7.6%

AIA Group Ltd.	795	7,918

AIA Group Ltd.	26,257	261,475

Hong Kong Exchanges & Clearing Ltd.	2,637	82,153

Techtronic Industries Co. Ltd.	16,325	127,576

		479,122

Hungary — 1.2%

OTP Bank Nyrt.	1,662	76,660

INVESTMENTS	SHARES (000)	VALUE ($000)

India — 19.6%

Asian Paints Ltd.	1,695	43,204

Britannia Industries Ltd.	879	40,460

HDFC Bank Ltd.	9,359	162,165

HDFC Bank Ltd., ADR	1,947	118,930

HDFC Life Insurance Co. Ltd. (a)	10,579	93,290

Hindustan Unilever Ltd.	2,784	85,331

Housing Development Finance Corp. Ltd.	8,380	251,494

IndusInd Bank Ltd.	3,123	57,762

ITC Ltd.	22,200	80,567

Kotak Mahindra Bank Ltd.	4,888	108,413

Maruti Suzuki India Ltd.	943	100,423

Tata Consultancy Services Ltd.	3,003	96,081

		1,238,120

Indonesia — 2.4%

Bank Central Asia Tbk. PT	32,830	73,484

Bank Rakyat Indonesia Persero Tbk. PT	261,981	78,499

		151,983

Macau — 1.2%

Sands China Ltd.	15,304	75,382

Mexico — 3.9%

Fomento Economico Mexicano SAB de CV, ADR	449	39,935

Grupo Financiero Banorte SAB de CV, Class O	16,949	92,674

Infraestructura Energetica Nova SAB de CV *	8,509	37,601

Wal-Mart de Mexico SAB de CV	24,832	74,418

		244,628

Panama — 0.9%

Copa Holdings SA, Class A	579	58,883

Peru — 1.1%

Credicorp Ltd.	316	67,581

Portugal — 1.4%

Jeronimo Martins SGPS SA	5,296	88,997

Russia — 3.1%

Sberbank of Russia PJSC	53,721	196,883

South Africa — 4.0%

Bid Corp. Ltd.	4,328	100,972

Capitec Bank Holdings Ltd. (b)	930	84,519

Mr Price Group Ltd.	2,200	23,263

Sanlam Ltd.	8,699	45,781

		254,535

South Korea — 4.8%

NCSoft Corp.	183	81,353

Samsung Electronics Co. Ltd.	5,049	218,200

		299,553

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Spain — 0.3%

Prosegur Cia de Seguridad SA	4,280	16,614

Taiwan — 6.7%

Largan Precision Co. Ltd.	315	46,221

President Chain Store Corp.	5,581	55,677

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	6,265	323,436

		425,334

Turkey — 0.8%

BIM Birlesik Magazalar A/S	4,889	40,462

Ford Otomotiv Sanayi A/S	1,070	12,067

		52,529

United States — 1.6%

EPAM Systems, Inc. *	563	99,098

Total Common Stocks (Cost $4,432,405)		6,174,700

Short-Term Investments — 2.7%

Investment Companies — 2.7%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (c) (d) (Cost $168,352)	168,301	168,369

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (c) (d)	8,001	8,001

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c) (d)	5,485	5,485

Total Investment of Cash Collateral from Securities Loaned (Cost $13,486)		13,486

Total Investments — 100.7% (Cost $4,614,243)		6,356,555
Liabilities in Excess of Other Assets — (0.7)%		(42,878)

NET ASSETS — 100.0%		6,313,677

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	20.9%

Insurance	9.0

Internet & Direct Marketing Retail	8.1

Food & Staples Retailing	6.2

Semiconductors & Semiconductor Equipment	5.1

Beverages	5.0

Thrifts & Mortgage Finance	4.0

Hotels, Restaurants & Leisure	3.7

Interactive Media & Services	3.5

Technology Hardware, Storage & Peripherals	3.4

IT Services	3.1

Food Products	2.9

Capital Markets	2.8

Entertainment	2.6

Machinery	2.0

Automobiles	1.8

Household Durables	1.7

Diversified Consumer Services	1.7

Life Sciences Tools & Services	1.3

Household Products	1.3

Tobacco	1.3

Multiline Retail	1.1

Others (each less than 1.0%)	4.9

Short-Term Investments	2.6

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
PT	Limited liability company
SGPS	Holding company

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $13,200,000.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 90.1%

Argentina — 0.1%

MercadoLibre, Inc. *	4	2,089

Brazil — 7.2%

Ambev SA *	2,921	12,642

B3 SA — Brasil Bolsa Balcao	1,013	12,227

Banco Bradesco SA (Preference)	1,659	14,590

Banco do Brasil SA *	362	4,333

Cogna Educacao	1,152	2,782

CVC Brasil Operadora e Agencia de Viagens SA	224	2,859

Equatorial Energia SA	284	7,209

Gerdau SA (Preference)	1,755	5,875

Itau Unibanco Holding SA (Preference)	2,435	22,020

Lojas Renner SA	718	9,108

Petroleo Brasileiro SA (Preference)	2,893	21,916

Raia Drogasil SA *	213	5,833

Telefonica Brasil SA (Preference)	540	7,150

TIM Participacoes SA, ADR (a)	365	5,163

Vale SA, ADR *	1,378	16,182

		149,889

Chile — 0.2%

Cencosud SA	1,133	1,538

Cia Cervecerias Unidas SA, ADR	93	1,838

		3,376

China — 32.0%

51job, Inc., ADR *	55	4,362

Alibaba Group Holding Ltd., ADR *	558	98,657

ANTA Sports Products Ltd.	446	4,363

Baidu, Inc., ADR *	91	9,298

Bank of China Ltd., Class H	39,080	15,936

Baoshan Iron & Steel Co. Ltd., Class A	6,133	5,051

Beijing Enterprises Holdings Ltd.	445	2,095

BOE Technology Group Co. Ltd., Class A	2,782	1,409

CGN Power Co. Ltd., Class H (b)	16,202	4,208

China Conch Venture Holdings Ltd.	1,158	4,529

China Construction Bank Corp., Class H	42,018	33,668

China Everbright International Ltd.	5,742	4,340

China Life Insurance Co. Ltd., Class H	4,718	12,133

China Longyuan Power Group Corp. Ltd., Class H	7,745	4,184

China Merchants Bank Co. Ltd., Class H	2,270	10,826

China Mobile Ltd.	2,003	16,278

China Oilfield Services Ltd., Class H	4,362	6,073

China Overseas Land & Investment Ltd.	2,848	8,987

China Pacific Insurance Group Co. Ltd., Class H	1,638	5,943

China Petroleum & Chemical Corp., Class H	17,092	9,722

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

China Railway Group Ltd., Class H	4,540	2,736

China Resources Land Ltd.	980	4,168

China Shenhua Energy Co. Ltd., Class H	3,472	7,051

China State Construction International Holdings Ltd.	2,136	1,967

China Unicom Hong Kong Ltd.	7,300	7,187

China Vanke Co. Ltd., Class H	2,185	7,969

CNOOC Ltd.	3,828	5,697

Country Garden Holdings Co. Ltd.	6,810	9,454

Country Garden Services Holdings Co. Ltd.	1,291	4,374

CSPC Pharmaceutical Group Ltd.	3,116	7,980

Ctrip.com International Ltd., ADR *	204	6,715

Far East Horizon Ltd.	3,472	3,287

Fosun International Ltd.	2,048	2,677

Geely Automobile Holdings Ltd.	4,540	8,591

Greentown Service Group Co. Ltd. (b)	2,226	2,526

Hangzhou Robam Appliances Co. Ltd., Class A	1,451	6,490

Huayu Automotive Systems Co. Ltd., Class A	632	2,254

Industrial & Commercial Bank of China Ltd., Class H	33,872	24,266

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	552	2,273

JD.com, Inc., ADR *	307	9,565

Jiangsu Hengrui Medicine Co. Ltd., Class A	475	6,133

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	312	4,453

Jointown Pharmaceutical Group Co. Ltd., Class A	1,611	2,957

Kingdee International Software Group Co. Ltd.	3,784	4,146

Kunlun Energy Co. Ltd.	4,630	4,309

Kweichow Moutai Co. Ltd., Class A	44	7,452

KWG Group Holdings Ltd. *	3,383	3,407

Longfor Group Holdings Ltd. (b)	1,736	7,205

Luxshare Precision Industry Co. Ltd., Class A	1,323	5,967

Meituan Dianping, Class B * (b)	258	3,080

Midea Group Co. Ltd., Class A	717	5,647

NARI Technology Co. Ltd., Class A	1,255	3,911

NetEase, Inc., ADR	45	12,749

Nexteer Automotive Group Ltd.	1,202	1,120

PetroChina Co. Ltd., Class H	8,990	4,384

PICC Property & Casualty Co. Ltd., Class H	5,876	7,436

Ping An Bank Co. Ltd., Class A	256	590

Ping An Bank Co. Ltd., Class A	2,179	5,031

Ping An Insurance Group Co. of China Ltd., Class H	2,760	31,850

Postal Savings Bank of China Co. Ltd., Class H (b)	11,795	7,563

Prosus NV *	96	6,627

SAIC Motor Corp. Ltd., Class A	1,603	5,351

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

China — continued

Shenzhou International Group Holdings Ltd.	570	7,873

Sinopharm Group Co. Ltd., Class H	1,816	6,504

Sunny Optical Technology Group Co. Ltd.	525	8,442

Suofeiya Home Collection Co. Ltd., Class A	1,349	3,322

Tencent Holdings Ltd.	2,275	92,260

Wuxi Biologics Cayman, Inc. * (b)	557	6,540

Xinyangfeng Agricultural Technology Co. Ltd., Class A	2,435	2,922

Yum China Holdings, Inc.	248	10,533

		669,053

Colombia — 0.3%

Bancolombia SA	275	3,348

Ecopetrol SA, ADR	119	2,178

		5,526

Czech Republic — 0.3%

Komercni banka A/S	127	4,282

Moneta Money Bank A/S (b)	966	3,206

		7,488

Greece — 0.1%

OPAP SA	188	2,043

Hong Kong — 0.7%

China Gas Holdings Ltd.	1,691	7,205

Haier Electronics Group Co. Ltd.	1,068	3,049

Hutchison China MediTech Ltd., ADR *	98	1,858

Techtronic Industries Co. Ltd.	379	2,958

		15,070

Hungary — 0.7%

OTP Bank Nyrt.	209	9,650

Richter Gedeon Nyrt.	231	4,282

		13,932

India — 0.7%

HDFC Bank Ltd., ADR	67	4,105

ICICI Bank Ltd., ADR	348	4,529

Infosys Ltd., ADR	692	6,637

		15,271

Indonesia — 2.1%

Astra International Tbk. PT	11,604	5,739

Bank Central Asia Tbk. PT	6,280	14,057

Bank Rakyat Indonesia Persero Tbk. PT	35,550	10,652

Hanjaya Mandala Sampoerna Tbk. PT	17,007	2,579

Telekomunikasi Indonesia Persero Tbk. PT	35,319	10,307

INVESTMENTS	SHARES (000)	VALUE ($000)

Indonesia — continued

United Tractors Tbk. PT	890	1,374

		44,708

Malaysia — 1.2%

CIMB Group Holdings Bhd.	2,991	3,754

IHH Healthcare Bhd.	2,404	3,276

Petronas Chemicals Group Bhd.	3,129	5,590

Public Bank Bhd.	1,571	7,626

Tenaga Nasional Bhd.	1,727	5,719

		25,965

Mexico — 3.3%

Alfa SAB de CV, Class A	2,930	2,550

America Movil SAB de CV, Series L	17,212	13,627

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	2,526	3,398

Fomento Economico Mexicano SAB de CV, ADR	111	9,886

Grupo Aeroportuario del Pacifico SAB de CV, Class B	441	4,621

Grupo Aeroportuario del Sureste SAB de CV, Class B	333	5,455

Grupo Financiero Banorte SAB de CV, Class O	1,870	10,226

Grupo Mexico SAB de CV, Series B	3,025	7,987

Wal-Mart de Mexico SAB de CV	3,468	10,393

		68,143

Peru — 0.5%

Credicorp Ltd.	48	10,318

Philippines — 0.5%

Ayala Corp.	198	3,346

Ayala Land, Inc.	4,635	4,429

International Container Terminal Services, Inc.	1,174	2,744

		10,519

Poland — 1.1%

Bank Polska Kasa Opieki SA	253	7,151

CCC SA	69	2,016

CD Projekt SA	75	4,945

Dino Polska SA * (b)	78	3,049

Polski Koncern Naftowy ORLEN SA	213	5,831

		22,992

Qatar — 0.4%

Qatar National Bank QPSC	1,527	8,049

Russia — 4.5%

Alrosa PJSC	4,254	4,946

Gazprom PJSC, ADR	1,784	14,299

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Russia — continued

LUKOIL PJSC, ADR	216	19,889

Magnitogorsk Iron & Steel Works PJSC	5,273	3,006

MMC Norilsk Nickel PJSC, ADR	121	3,359

Mobile TeleSystems PJSC, ADR	365	3,265

Moscow Exchange MICEX-RTS PJSC	3,604	5,342

Novatek PJSC, GDR (b)	16	3,524

Rosneft Oil Co. PJSC, GDR (b)	405	2,690

Sberbank of Russia PJSC, ADR	1,342	19,732

Severstal PJSC, GDR (b)	348	4,759

Tatneft PJSC, ADR	69	4,808

X5 Retail Group NV, GDR (b)	166	5,536

		95,155

Saudi Arabia — 2.1%

Al Rajhi Bank	712	11,469

Alinma Bank	945	5,285

Almarai Co. JSC	297	3,952

Bupa Arabia for Cooperative Insurance Co.	87	2,483

Mouwasat Medical Services Co.	134	2,923

National Commercial Bank	642	7,456

Saudi Basic Industries Corp.	216	5,041

Saudi Telecom Co.	179	4,583

		43,192

Singapore — 0.1%

BOC Aviation Ltd. (b)	218	2,049

South Africa — 4.2%

Absa Group Ltd.	661	6,781

Bid Corp. Ltd.	389	9,065

Capitec Bank Holdings Ltd.	67	6,126

Clicks Group Ltd.	392	6,368

FirstRand Ltd. (a)	2,066	8,933

Mr Price Group Ltd.	114	1,206

MTN Group Ltd.	321	1,988

Naspers Ltd., Class N	138	19,500

Pick n Pay Stores Ltd.	805	3,522

Sanlam Ltd.	1,593	8,384

Sappi Ltd.	610	1,566

Shoprite Holdings Ltd.	256	2,298

SPAR Group Ltd. (The)	364	4,893

Vodacom Group Ltd.	831	7,263

		87,893

South Korea — 12.9%

BGF retail Co. Ltd.	14	2,100

Daelim Industrial Co. Ltd.	38	2,989

INVESTMENTS	SHARES (000)	VALUE ($000)

South Korea — continued

Hana Financial Group, Inc.	284	8,209

HDC Hyundai Development Co-Engineering & Construction, Class E	43	1,138

Hyundai Glovis Co. Ltd.	25	3,217

Hyundai Heavy Industries Holdings Co. Ltd.	11	3,337

Hyundai Mobis Co. Ltd.	50	10,166

Hyundai Motor Co.	108	11,362

Industrial Bank of Korea	195	1,971

KB Financial Group, Inc.	287	10,324

Kia Motors Corp.	148	5,422

KIWOOM Securities Co. Ltd.	32	1,901

Korea Electric Power Corp. *	131	2,855

KT&G Corp.	97	8,318

LG Chem Ltd.	32	8,514

Lotte Chemical Corp.	27	5,343

Mando Corp.	112	3,424

NAVER Corp.	74	10,468

NCSoft Corp.	17	7,408

POSCO	51	9,223

Samsung Electronics Co. Ltd.	2,162	93,460

Samsung SDI Co. Ltd.	43	8,417

Shinhan Financial Group Co. Ltd.	292	10,634

SK Holdings Co. Ltd.	29	6,369

SK Hynix, Inc.	267	18,791

SK Innovation Co. Ltd.	49	6,639

S-Oil Corp.	81	6,921

Woori Financial Group, Inc.	189	1,908

		270,828

Taiwan — 11.5%

Advantech Co. Ltd.	445	4,396

ASE Technology Holding Co. Ltd.	1,869	4,849

Catcher Technology Co. Ltd.	846	7,171

Chailease Holding Co. Ltd.	1,692	7,623

China Life Insurance Co. Ltd. *	6,332	5,219

CTBC Financial Holding Co. Ltd.	14,866	10,335

Delta Electronics, Inc.	1,869	8,206

E.Sun Financial Holding Co. Ltd.	9,886	8,933

Formosa Chemicals & Fibre Corp.	1,113	3,235

Formosa Plastics Corp.	3,427	11,000

Fubon Financial Holding Co. Ltd.	5,475	8,010

Globalwafers Co. Ltd.	312	3,723

Hon Hai Precision Industry Co. Ltd.	2,582	6,819

Inventec Corp.	5,297	3,838

Largan Precision Co. Ltd.	75	11,005

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Taiwan — continued

MediaTek, Inc.	757	10,110

Quanta Computer, Inc.	2,760	5,294

Taiwan Mobile Co. Ltd.	1,158	4,318

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,860	96,014

Uni-President Enterprises Corp.	3,561	8,797

Vanguard International Semiconductor Corp.	2,582	5,517

Yuanta Financial Holding Co. Ltd.	9,213	5,758

		240,170

Thailand — 2.3%

Kasikornbank PCL	1,660	7,658

Minor International PCL	4,389	5,233

PTT Exploration & Production PCL	1,803	7,192

PTT Global Chemical PCL	1,059	1,789

PTT PCL	7,562	11,337

Siam Cement PCL (The) (Registered)	672	8,236

Thai Oil PCL	2,559	5,806

		47,251

Turkey — 0.9%

BIM Birlesik Magazalar A/S	536	4,440

Eregli Demir ve Celik Fabrikalari TAS	3,405	3,892

Ford Otomotiv Sanayi A/S	224	2,530

KOC Holding A/S	1,029	3,374

Tofas Turk Otomobil Fabrikasi A/S	724	2,831

Turkcell Iletisim Hizmetleri A/S	1,216	2,674

		19,741

United Arab Emirates — 0.1%

DP World plc	164	2,173

United Kingdom — 0.1%

Mondi plc	84	1,733

Total Common Stocks (Cost $1,850,526)		1,884,616

Exchange-Traded Funds — 8.6%

United States — 8.6%

iShares MSCI India ETF (Cost $172,153)	5,164	178,948

Short-Term Investments — 1.1%

Investment Companies — 1.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (c) (d) (Cost $22,222)	22,217	22,226

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c) (d) (Cost $2,216)	2,216	2,216

Total Investments — 99.9% (Cost $2,047,117)		2,088,006
Other Assets Less Liabilities — 0.1%		2,568

NET ASSETS — 100.0%		2,090,574

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	17.2%

Mutual Funds	8.6

Internet & Direct Marketing Retail	7.0

Oil, Gas & Consumable Fuels	6.8

Semiconductors & Semiconductor Equipment	6.7

Technology Hardware, Storage & Peripherals	5.5

Interactive Media & Services	5.4

Insurance	3.9

Metals & Mining	3.1

Food & Staples Retailing	2.8

Wireless Telecommunication Services	2.6

Electronic Equipment, Instruments & Components	2.4

Real Estate Management & Development	2.2

Chemicals	2.1

Automobiles	2.0

Beverages	1.7

Diversified Telecommunication Services	1.4

Capital Markets	1.2

Entertainment	1.2

Hotels, Restaurants & Leisure	1.0

Pharmaceuticals	1.0

Diversified Financial Services	1.0

Others (each less than 1.0%)	12.1

Short-Term Investments	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Abbreviations

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
JSC	Joint Stock Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
RTS	Russian Trading System

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $2,092,000.

(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Australia — 2.4%

BHP Group plc	270	5,727

Rio Tinto plc	133	6,939

		12,666

Austria — 0.7%

Wienerberger AG	137	3,723

Belgium — 1.6%

KBC Group NV	122	8,595

Finland — 3.1%

Fortum OYJ	248	6,059

Neste OYJ	116	4,205

UPM-Kymmene OYJ	204	6,644

		16,908

France — 16.1%

Airbus SE	33	4,721

Capgemini SE	33	3,724

Eiffage SA	64	6,850

Faurecia SE	91	4,260

Ingenico Group SA	50	5,329

Kering SA	17	9,913

LVMH Moet Hennessy Louis Vuitton SE	27	11,586

Peugeot SA	326	8,260

Safran SA	65	10,312

Schneider Electric SE	88	8,159

TOTAL SA	263	13,882

		86,996

Germany — 12.6%

Allianz SE (Registered)	68	16,541

Deutsche Telekom AG (Registered)	552	9,707

MTU Aero Engines AG	27	7,220

SAP SE	100	13,219

Stroeer SE & Co. KGaA	66	5,281

TeamViewer AG *	178	4,696

Varta AG *	33	3,714

Volkswagen AG (Preference)	41	7,746

		68,124

Italy — 4.6%

Enel SpA	1,441	11,171

Eni SpA	578	8,762

Poste Italiane SpA (a)	411	4,997

		24,930

Netherlands — 7.9%

ABN AMRO Bank NV, CVA (a)	283	5,267

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — continued

ASM International NV	84	8,491

ASML Holding NV	22	5,716

ASR Nederland NV	150	5,484

Koninklijke Ahold Delhaize NV	217	5,409

NN Group NV	208	7,954

Wolters Kluwer NV	63	4,676

		42,997

Norway — 1.8%

DNB ASA	544	9,902

Russia — 1.4%

Polymetal International plc	448	7,370

South Africa — 1.2%

Anglo American plc	260	6,688

Spain — 2.6%

Masmovil Ibercom SA *	193	4,480

Repsol SA	588	9,684

		14,164

Sweden — 3.2%

Evolution Gaming Group AB (a) (b)	180	4,317

Telefonaktiebolaget LM Ericsson, Class B	894	7,810

Volvo AB, Class B	354	5,299

		17,426

Switzerland — 21.5%

LafargeHolcim Ltd. (Registered) *	158	8,177

Logitech International SA (Registered)	97	3,979

Nestle SA (Registered)	253	27,058

Novartis AG (Registered)	244	21,361

Roche Holding AG	87	26,058

STMicroelectronics NV	282	6,409

Swisscom AG (Registered)	17	8,536

Zurich Insurance Group AG	39	15,163

		116,741

United Kingdom — 18.0%

Ashtead Group plc	207	6,304

Avast plc (a)	1,329	7,136

Diageo plc	250	10,229

GlaxoSmithKline plc	690	15,812

Intermediate Capital Group plc	332	6,388

Linde plc	63	12,370

Prudential plc	472	8,246

Segro plc, REIT	703	7,694

Serco Group plc *	2,758	5,573

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

Taylor Wimpey plc	3,789	8,127

Trainline plc * (a)	466	2,512

WPP plc	593	7,395

		97,786

United States — 0.9%

Softwareone Holding AG *	272	4,970

Total Common Stocks (Cost $494,606)		539,986

Short-Term Investments — 0.0% (c)

Investment Companies — 0.0% (c)

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (d) (e) (Cost $130)	130	130

Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (d) (e) (Cost $286)	286	286

Total Investments — 99.7% (Cost $495,022)		540,402
Other Assets Less Liabilities — 0.3%		1,843

NET ASSETS — 100.0%		542,245

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	11.7%

Insurance	10.8

Oil, Gas & Consumable Fuels	6.8

Food Products	5.0

Metals & Mining	4.9

Software	4.6

Banks	4.4

Diversified Telecommunication Services	4.2

Aerospace & Defense	4.1

Textiles, Apparel & Luxury Goods	4.0

Semiconductors & Semiconductor Equipment	3.8

Electric Utilities	3.2

Automobiles	3.0

Media	2.3

Chemicals	2.3

Construction Materials	2.2

Electrical Equipment	2.2

Beverages	1.9

IT Services	1.6

Household Durables	1.5

Communications Equipment	1.4

Equity Real Estate Investment Trusts (REITs)	1.4

Construction & Engineering	1.3

Paper & Forest Products	1.2

Capital Markets	1.2

Trading Companies & Distributors	1.2

Commercial Services & Supplies	1.0

Food & Staples Retailing	1.0

Electronic Equipment, Instruments & Components	1.0

Machinery	1.0

Others (each less than 1.0%)	3.8

Short-Term Investments	0.0	(f)

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

Abbreviations

CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $275,000.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2019.
(f)	Amount rounds to less than 0.1%.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Short Contracts
EURO STOXX 50 Index	(137)	12/2019	EUR	(5,508)	(9)
FTSE 100 Index	(19)	12/2019	GBP	(1,783)	(3)

					(12)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%

Argentina — 0.0% (a)

MercadoLibre, Inc. *	4	2,054

Australia — 2.9%

AGL Energy Ltd.	56	764

Alumina Ltd.	580	905

APA Group	158	1,266

Aristocrat Leisure Ltd.	38	829

Aurizon Holdings Ltd.	347	1,413

Australia & New Zealand Banking Group Ltd.	400	7,351

BHP Group Ltd.	361	8,853

BHP Group plc	355	7,531

Boral Ltd.	144	500

Brambles Ltd.	165	1,366

Caltex Australia Ltd.	40	752

Coca-Cola Amatil Ltd.	124	867

Cochlear Ltd.	10	1,388

Coles Group Ltd.	116	1,202

Commonwealth Bank of Australia	168	9,135

Computershare Ltd.	91	998

Crown Resorts Ltd.	10	87

CSL Ltd.	51	8,969

Fortescue Metals Group Ltd.	85	523

Goodman Group, REIT	225	2,229

GPT Group (The), REIT	702	2,880

Incitec Pivot Ltd.	183	434

Insurance Australia Group Ltd.	220	1,203

Lendlease Group	62	805

Macquarie Group Ltd.	37	3,414

Mirvac Group, REIT	1,466	3,249

National Australia Bank Ltd.	246	4,829

Newcrest Mining Ltd.	77	1,676

Oil Search Ltd.	175	864

Orica Ltd.	67	1,056

Origin Energy Ltd.	163	886

QBE Insurance Group Ltd.	271	2,354

Ramsay Health Care Ltd.	20	936

REA Group Ltd. (b)	13	952

Rio Tinto Ltd.	57	3,537

Rio Tinto plc	162	8,437

Santos Ltd.	192	1,075

SEEK Ltd.	6	97

Sonic Healthcare Ltd.	33	640

South32 Ltd.	704	1,233

Stockland, REIT	332	1,122

Suncorp Group Ltd.	245	2,274

INVESTMENTS	SHARES (000)	VALUE ($000)

Australia — continued

Sydney Airport	186	1,127

Tabcorp Holdings Ltd.	264	875

Telstra Corp. Ltd.	160	386

TPG Telecom Ltd.	106	478

Transurban Group	267	2,734

Treasury Wine Estates Ltd.	67	807

Wesfarmers Ltd.	116	3,190

Westpac Banking Corp.	421	8,182

Woodside Petroleum Ltd.	77	1,697

Woolworths Group Ltd.	161	4,147

		124,504

Austria — 0.1%

Erste Group Bank AG	179	6,320

Belgium — 0.2%

Anheuser-Busch InBev SA/NV	62	4,990

KBC Group NV	76	5,338

		10,328

Canada — 3.5%

Agnico Eagle Mines Ltd.	27	1,654

Alimentation Couche-Tard, Inc., Class B	108	3,230

Bank of Montreal (b)	80	5,928

Bank of Nova Scotia (The)	145	8,309

Barrick Gold Corp.	142	2,473

BCE, Inc.	20	937

Brookfield Asset Management, Inc., Class A	114	6,310

Canadian Imperial Bank of Commerce	51	4,318

Canadian National Railway Co.	97	8,677

Canadian Natural Resources Ltd.	140	3,522

Canadian Pacific Railway Ltd.	19	4,223

Canadian Tire Corp. Ltd., Class A (b)	9	957

Cenovus Energy, Inc.	108	920

CGI, Inc. *	28	2,200

Constellation Software, Inc.	2	2,404

Dollarama, Inc.	45	1,498

Enbridge, Inc.	100	3,652

Encana Corp.	109	428

Fairfax Financial Holdings Ltd.	3	1,210

Fortis, Inc.	36	1,482

Franco-Nevada Corp.	22	2,136

George Weston Ltd.	4	313

Gildan Activewear, Inc.	31	789

Great-West Lifeco, Inc.	37	909

Imperial Oil Ltd.	38	944

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Canada — continued

Intact Financial Corp.	17	1,727

Inter Pipeline Ltd.	45	764

Kinross Gold Corp. *	160	776

Loblaw Cos. Ltd. (b)	29	1,542

Magna International, Inc.	51	2,731

Manulife Financial Corp.	251	4,677

Metro, Inc.	32	1,364

National Bank of Canada	42	2,193

Nutrien Ltd.	84	4,037

Open Text Corp.	32	1,312

Pembina Pipeline Corp.	48	1,697

Power Corp. of Canada	48	1,105

Power Financial Corp.	34	784

Restaurant Brands International, Inc.	28	1,830

Rogers Communications, Inc., Class B	46	2,174

Royal Bank of Canada	174	13,997

Saputo, Inc.	33	947

Shaw Communications, Inc., Class B	52	1,061

SNC-Lavalin Group, Inc.	20	361

Sun Life Financial, Inc.	79	3,522

Suncor Energy, Inc.	198	5,881

TC Energy Corp.	90	4,554

Teck Resources Ltd., Class B	69	1,085

Thomson Reuters Corp.	44	2,948

Toronto-Dominion Bank (The)	219	12,492

Wheaton Precious Metals Corp.	53	1,494

		146,478

China — 0.1%

BOC Hong Kong Holdings Ltd.	736	2,529

Prosus NV *	23	1,612

Yangzijiang Shipbuilding Holdings Ltd.	311	218

		4,359

Denmark — 0.7%

Carlsberg A/S, Class B	37	5,171

Chr Hansen Holding A/S (b)	44	3,369

Novo Nordisk A/S, Class B	281	15,467

Novozymes A/S, Class B (b)	93	4,365

		28,372

Finland — 0.4%

Elisa OYJ	73	3,984

Nokia OYJ	413	1,515

UPM-Kymmene OYJ	220	7,181

Wartsila OYJ Abp	224	2,366

		15,046

INVESTMENTS	SHARES (000)	VALUE ($000)

France — 4.2%

Accor SA	110	4,736

Air Liquide SA	60	7,955

Airbus SE	99	14,143

Alstom SA	97	4,182

Arkema SA	47	4,826

AXA SA	284	7,510

BioMerieux	51	4,179

BNP Paribas SA	208	10,855

Capgemini SE	39	4,372

Dassault Systemes SE (b)	29	4,380

Eiffage SA	51	5,430

Kering SA	13	7,617

L’Oreal SA	18	5,339

LVMH Moet Hennessy Louis Vuitton SE	33	14,091

Orange SA	406	6,542

Pernod Ricard SA	32	5,954

Renault SA	72	3,657

Safran SA	60	9,493

Sanofi	76	6,974

Schneider Electric SE	120	11,108

Thales SA	47	4,595

TOTAL SA	280	14,805

Valeo SA	84	3,117

Vinci SA (b)	85	9,541

Vivendi SA	149	4,152

		179,553

Germany — 2.8%

adidas AG	26	8,079

Allianz SE (Registered)	57	13,811

BASF SE	60	4,538

Bayer AG (Registered)	90	6,994

Daimler AG (Registered)	55	3,203

Deutsche Post AG (Registered)	266	9,434

Deutsche Telekom AG (Registered)	530	9,332

Fresenius SE & Co. KGaA	113	5,951

Infineon Technologies AG	339	6,573

Merck KGaA	46	5,544

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	31	8,500

RWE AG	170	5,168

SAP SE	108	14,253

Siemens AG (Registered)	71	8,150

Volkswagen AG (Preference)	49	9,389

		118,919

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hong Kong — 1.1%

AIA Group Ltd.	1,291	12,860

ASM Pacific Technology Ltd.	45	627

Bank of East Asia Ltd. (The)	41	99

CK Asset Holdings Ltd.	228	1,589

CK Infrastructure Holdings Ltd.	188	1,349

CLP Holdings Ltd.	209	2,165

Hang Lung Properties Ltd.	59	130

Hang Seng Bank Ltd. (b)	90	1,884

Henderson Land Development Co. Ltd.	231	1,156

HKT Trust & HKT Ltd.	371	577

Hong Kong & China Gas Co. Ltd.	771	1,497

Hong Kong Exchanges & Clearing Ltd.	182	5,667

Hongkong Land Holdings Ltd.	125	688

Jardine Matheson Holdings Ltd.	13	713

Kerry Properties Ltd.	177	572

Link, REIT	202	2,195

MTR Corp. Ltd.	135	771

New World Development Co. Ltd.	410	587

NWS Holdings Ltd.	274	408

Power Assets Holdings Ltd.	222	1,584

Sino Land Co. Ltd.	606	906

Sun Hung Kai Properties Ltd.	188	2,849

Swire Pacific Ltd., Class A	106	1,010

Techtronic Industries Co. Ltd.	135	1,051

WH Group Ltd. (c)	692	730

Wharf Holdings Ltd. (The)	232	526

Wharf Real Estate Investment Co. Ltd.	189	1,112

Wheelock & Co. Ltd.	174	1,076

Yue Yuen Industrial Holdings Ltd.	167	469

		46,847

Ireland — 0.6%

CRH plc	208	7,589

Kerry Group plc, Class A	48	5,801

Kingspan Group plc	91	4,721

Kingspan Group plc	8	392

Ryanair Holdings plc, ADR *	64	4,792

		23,295

Israel — 0.0% (a)

Teva Pharmaceutical Industries Ltd., ADR *	155	1,261

Italy — 0.7%

Davide Campari-Milano SpA (b)	455	4,176

Enel SpA	1,418	10,989

FinecoBank Banca Fineco SpA	254	2,861

INVESTMENTS	SHARES (000)		VALUE ($000)

Italy — continued

Snam SpA	955		4,904

UniCredit SpA (b)	432		5,480

			28,410

Japan — 8.2%

Alfresa Holdings Corp.	22		498

Amada Holdings Co. Ltd.	116		1,315

Asahi Group Holdings Ltd.	71		3,560

Asahi Intecc Co. Ltd.	11		314

Asahi Kasei Corp.	243		2,700

Astellas Pharma, Inc.	162		2,785

Bandai Namco Holdings, Inc.	31		1,925

Bridgestone Corp.	39		1,612

Canon, Inc.	70		1,918

Central Japan Railway Co.	15		3,077

Chubu Electric Power Co., Inc.	106		1,586

Chugai Pharmaceutical Co. Ltd.	14		1,161

Dai Nippon Printing Co. Ltd.	25		676

Daicel Corp.	85		759

Daifuku Co. Ltd.	4		228

Dai-ichi Life Holdings, Inc.	84		1,366

Daiichi Sankyo Co. Ltd.	74		4,846

Daikin Industries Ltd.	33		4,549

Daito Trust Construction Co. Ltd.	4		504

Daiwa House Industry Co. Ltd.	106		3,649

Daiwa House REIT Investment Corp., REIT	—	(d)	402

Denso Corp.	75		3,478

Dentsu, Inc.	33		1,162

East Japan Railway Co.	46		4,185

Eisai Co. Ltd.	6		456

Electric Power Development Co. Ltd.	70		1,697

FANUC Corp.	13		2,466

Fast Retailing Co. Ltd.	5		3,145

FUJIFILM Holdings Corp.	63		2,748

Fujitsu Ltd.	14		1,214

Fukuoka Financial Group, Inc.	59		1,132

Hankyu Hanshin Holdings, Inc.	38		1,501

Hino Motors Ltd.	96		910

Hitachi High-Technologies Corp.	20		1,251

Hitachi Ltd.	140		5,218

Honda Motor Co. Ltd.	222		6,003

Hoya Corp.	46		4,083

Idemitsu Kosan Co. Ltd.	14		417

Inpex Corp.	41		374

ITOCHU Corp.	188		3,939

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Japan — continued

J Front Retailing Co. Ltd.	120		1,522

Japan Airlines Co. Ltd.	56		1,729

Japan Exchange Group, Inc.	102		1,689

Japan Post Holdings Co. Ltd.	49		446

Japan Prime Realty Investment Corp., REIT	—	(d)	481

Japan Real Estate Investment Corp., REIT	—	(d)	764

Japan Retail Fund Investment Corp., REIT	—	(d)	908

Japan Tobacco, Inc.	119		2,678

JFE Holdings, Inc.	24		303

JTEKT Corp.	26		326

JXTG Holdings, Inc.	627		2,931

Kajima Corp.	157		2,162

Kansai Paint Co. Ltd.	18		443

Kao Corp.	71		5,732

KDDI Corp.	139		3,846

Keikyu Corp.	30		587

Keyence Corp.	11		7,082

Kikkoman Corp.	7		356

Kintetsu Group Holdings Co. Ltd.	14		758

Kirin Holdings Co. Ltd.	101		2,143

Komatsu Ltd.	119		2,775

Konami Holdings Corp.	20		878

Kubota Corp.	185		2,932

Kuraray Co. Ltd.	79		936

Kyocera Corp.	33		2,132

Kyowa Kirin Co. Ltd.	104		1,906

M3, Inc.	68		1,618

Marui Group Co. Ltd. (b)	87		1,943

MEIJI Holdings Co. Ltd.	7		476

MINEBEA MITSUMI, Inc.	60		1,141

MISUMI Group, Inc.	16		392

Mitsubishi Corp.	197		5,013

Mitsubishi Electric Corp.	166		2,373

Mitsubishi Estate Co. Ltd.	160		3,105

Mitsubishi UFJ Financial Group, Inc.	1,416		7,340

Mitsui & Co. Ltd.	188		3,225

Mitsui Chemicals, Inc.	82		1,957

Mitsui Fudosan Co. Ltd.	155		3,960

Mizuho Financial Group, Inc.	1,353		2,100

MS&AD Insurance Group Holdings, Inc.	30		969

Murata Manufacturing Co. Ltd.	31		1,704

Nabtesco Corp.	46		1,471

Nexon Co. Ltd. *	39		448

NGK Spark Plug Co. Ltd.	79		1,594

NH Foods Ltd.	23		945

Nidec Corp.	31		4,623

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Nintendo Co. Ltd.	14		5,135

Nippon Building Fund, Inc., REIT	—	(d)	850

Nippon Prologis REIT, Inc., REIT	—	(d)	385

Nippon Steel Corp.	124		1,803

Nippon Telegraph & Telephone Corp.	97		4,835

Nippon Yusen KK	50		900

Nissan Motor Co. Ltd.	225		1,419

Nissin Foods Holdings Co. Ltd.	19		1,420

Nitori Holdings Co. Ltd.	16		2,466

Nitto Denko Corp.	33		1,842

Nomura Holdings, Inc.	241		1,096

Nomura Real Estate Master Fund, Inc., REIT	—	(d)	759

Nomura Research Institute Ltd.	92		1,962

NTT DOCOMO, Inc.	197		5,409

Obic Co. Ltd.	5		639

Oji Holdings Corp.	72		374

Olympus Corp.	80		1,087

Ono Pharmaceutical Co. Ltd.	57		1,066

Oriental Land Co. Ltd.	11		1,642

ORIX Corp.	178		2,804

Otsuka Corp.	46		1,863

Otsuka Holdings Co. Ltd.	82		3,431

Pan Pacific International Holdings Corp.	23		359

Panasonic Corp.	279		2,348

PeptiDream, Inc. *	6		286

Persol Holdings Co. Ltd.	59		1,127

Rakuten, Inc.	45		424

Recruit Holdings Co. Ltd.	106		3,513

Renesas Electronics Corp. *	195		1,319

Resona Holdings, Inc.	440		1,911

Ricoh Co. Ltd.	35		312

Rohm Co. Ltd.	20		1,569

Ryohin Keikaku Co. Ltd.	63		1,403

Santen Pharmaceutical Co. Ltd.	25		443

SBI Holdings, Inc.	52		1,140

Secom Co. Ltd.	11		1,047

Sega Sammy Holdings, Inc.	106		1,492

Seibu Holdings, Inc.	111		1,956

Sekisui House Ltd.	73		1,579

Seven & i Holdings Co. Ltd.	91		3,442

Shimadzu Corp.	36		967

Shimano, Inc.	6		1,065

Shimizu Corp.	114		1,058

Shin-Etsu Chemical Co. Ltd.	51		5,709

Shionogi & Co. Ltd.	12		744

Shiseido Co. Ltd.	51		4,221

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Japan — continued

SMC Corp.	6		2,765

Softbank Corp.	99		1,353

SoftBank Group Corp.	154		5,924

Sompo Holdings, Inc.	21		821

Sony Corp.	146		8,881

Stanley Electric Co. Ltd.	13		354

Subaru Corp.	21		608

Sumitomo Electric Industries Ltd.	114		1,556

Sumitomo Metal Mining Co. Ltd.	16		545

Sumitomo Mitsui Financial Group, Inc.	173		6,153

Sumitomo Mitsui Trust Holdings, Inc.	44		1,593

Suntory Beverage & Food Ltd.	13		560

Suzuken Co. Ltd.	31		1,666

Suzuki Motor Corp.	62		2,918

T&D Holdings, Inc.	163		1,820

Taiheiyo Cement Corp.	38		1,061

Takeda Pharmaceutical Co. Ltd.	163		5,904

TDK Corp.	8		799

Terumo Corp.	56		1,834

Tohoku Electric Power Co., Inc.	74		758

Tokio Marine Holdings, Inc.	81		4,390

Tokyo Electric Power Co. Holdings, Inc. *	73		337

Tokyo Electron Ltd.	8		1,560

Tokyo Gas Co. Ltd.	74		1,797

Tokyu Corp.	143		2,699

Tokyu Fudosan Holdings Corp.	143		947

Toppan Printing Co. Ltd.	29		533

Toray Industries, Inc.	101		714

Toshiba Corp.	43		1,453

Toyota Industries Corp.	9		540

Toyota Motor Corp.	249		17,255

Toyota Tsusho Corp.	13		442

Trend Micro, Inc.	7		358

Unicharm Corp.	18		600

United Urban Investment Corp., REIT	—	(d)	480

Yakult Honsha Co. Ltd.	7		424

Yamato Holdings Co. Ltd.	40		673

Yaskawa Electric Corp.	11		430

Z Holdings Corp.	145		445

			346,222

Macau — 0.1%

Galaxy Entertainment Group Ltd.	289		1,990

Sands China Ltd.	339		1,671

Wynn Macau Ltd.	211		457

			4,118

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — 2.1%

Akzo Nobel NV	78	7,197

ASML Holding NV	55	14,511

Heineken NV	45	4,643

ING Groep NV	866	9,811

Koninklijke Ahold Delhaize NV	325	8,089

Koninklijke Philips NV	110	4,841

NN Group NV	137	5,210

NXP Semiconductors NV	34	3,835

Randstad NV	53	2,923

Royal Dutch Shell plc, Class A	569	16,487

Royal Dutch Shell plc, Class B	274	7,880

Wolters Kluwer NV	68	5,011

		90,438

New Zealand — 0.1%

Auckland International Airport Ltd.	178	1,061

Fletcher Building Ltd.	159	468

Ryman Healthcare Ltd.	79	652

Spark New Zealand Ltd.	341	978

		3,159

Norway — 0.1%

Telenor ASA	290	5,424

Singapore — 0.5%

Ascendas, REIT	401	934

CapitaLand Ltd.	446	1,180

CapitaLand Mall Trust, REIT	299	559

ComfortDelGro Corp. Ltd.	260	439

DBS Group Holdings Ltd.	274	5,213

Genting Singapore Ltd.	582	402

Jardine Cycle & Carriage Ltd.	13	305

Keppel Corp. Ltd.	220	1,109

Oversea-Chinese Banking Corp. Ltd.	587	4,722

Singapore Airlines Ltd.	64	440

Singapore Press Holdings Ltd.	153	249

Singapore Telecommunications Ltd.	1,372	3,322

United Overseas Bank Ltd.	40	793

Wilmar International Ltd.	400	1,099

		20,766

Spain — 0.8%

Amadeus IT Group SA	88	6,483

Banco Santander SA (b)	1,036	4,160

Endesa SA	163	4,426

Iberdrola SA	1,039	10,677

Industria de Diseno Textil SA	130	4,063

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Spain — continued

Telefonica SA	352	2,702

		32,511

Sweden — 0.6%

Boliden AB	129	3,478

Lundin Petroleum AB (b)	92	3,039

Sandvik AB	260	4,601

SKF AB, Class B	117	2,119

Svenska Handelsbanken AB, Class A (b)	718	7,205

Volvo AB, Class B	213	3,185

		23,627

Switzerland — 2.8%

ABB Ltd. (Registered)	159	3,333

Cie Financiere Richemont SA (Registered)	55	4,310

Credit Suisse Group AG (Registered) *	545	6,750

LafargeHolcim Ltd. (Registered) *	92	4,771

Lonza Group AG (Registered) *	18	6,581

Nestle SA (Registered)	333	35,643

Novartis AG (Registered)	260	22,720

Roche Holding AG	88	26,407

UBS Group AG (Registered) *	322	3,808

Zurich Insurance Group AG	9	3,528

		117,851

United Kingdom — 4.8%

3i Group plc	444	6,481

AstraZeneca plc	83	8,096

Barclays plc	2,931	6,359

Beazley plc	531	4,035

BP plc	2,747	17,419

British American Tobacco plc	145	5,074

Burberry Group plc	164	4,340

CK Hutchison Holdings Ltd.	345	3,184

Compass Group plc	101	2,688

Diageo plc	337	13,807

Fiat Chrysler Automobiles NV	256	3,979

GlaxoSmithKline plc	296	6,783

HSBC Holdings plc	1,573	11,884

Imperial Brands plc	148	3,255

InterContinental Hotels Group plc	60	3,654

Intertek Group plc	57	3,922

Liberty Global plc, Class C *	19	459

Linde plc	56	11,068

Lloyds Banking Group plc	5,868	4,316

London Stock Exchange Group plc	62	5,547

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

M&G plc *	525	1,454

Persimmon plc	109	3,215

Prudential plc	525	9,168

Reckitt Benckiser Group plc	74	5,692

RELX plc	282	6,789

SSE plc	409	6,808

St James’s Place plc	284	3,836

Standard Chartered plc	715	6,489

Taylor Wimpey plc	2,443	5,240

Tesco plc	1,811	5,527

Unilever NV (b)	196	11,561

Unilever plc	84	5,041

Vodafone Group plc	2,146	4,379

		201,549

United States — 61.1%

Abbott Laboratories	60	5,012

AbbVie, Inc.	250	19,906

Accenture plc, Class A	93	17,263

Adobe, Inc. *	23	6,281

Advance Auto Parts, Inc.	41	6,733

Advanced Micro Devices, Inc. *	258	8,739

AES Corp.	67	1,143

Akamai Technologies, Inc. *	10	869

Alexion Pharmaceuticals, Inc. *	60	6,352

Alleghany Corp. *	1	516

Allergan plc	33	5,782

Allstate Corp. (The)	65	6,885

Alphabet, Inc., Class A *	32	39,692

Alphabet, Inc., Class C *	37	47,013

Altice USA, Inc., Class A *	153	4,746

Altria Group, Inc.	179	8,015

Amazon.com, Inc. *	45	80,005

American Electric Power Co., Inc.	88	8,282

American Express Co.	96	11,270

American International Group, Inc.	259	13,713

American Tower Corp., REIT	6	1,372

Ameriprise Financial, Inc.	62	9,430

Amgen, Inc.	15	3,274

Analog Devices, Inc.	150	15,972

Anthem, Inc.	50	13,339

Apple, Inc.	482	119,865

Aramark	25	1,107

Arch Capital Group Ltd. *	15	613

Arrow Electronics, Inc. *	9	726

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

AT&T, Inc.	372	14,310

Automatic Data Processing, Inc.	121	19,709

AutoZone, Inc. *	11	12,269

AvalonBay Communities, Inc., REIT	25	5,452

Avery Dennison Corp.	32	4,100

Bank of America Corp.	1,240	38,786

BB&T Corp.	77	4,058

Becton Dickinson and Co.	42	10,818

Berkshire Hathaway, Inc., Class B *	127	26,993

Best Buy Co., Inc.	153	11,015

Biogen, Inc. *	34	10,274

BioMarin Pharmaceutical, Inc. *	16	1,156

BlackRock, Inc.	28	12,971

Boeing Co. (The)	27	9,012

Booking Holdings, Inc. *	4	7,240

BorgWarner, Inc.	31	1,297

Boston Properties, Inc., REIT	14	1,974

Boston Scientific Corp. *	374	15,605

Bristol-Myers Squibb Co.	233	13,369

Broadcom, Inc.	12	3,409

Cadence Design Systems, Inc. *	28	1,852

Camden Property Trust, REIT	7	821

Capital One Financial Corp.	115	10,681

Caterpillar, Inc.	67	9,267

CBRE Group, Inc., Class A *	34	1,817

CDK Global, Inc.	13	675

CDW Corp.	15	1,878

Celanese Corp.	84	10,150

Celgene Corp. *	96	10,318

Cerner Corp.	10	702

Charles Schwab Corp. (The)	156	6,365

Charter Communications, Inc., Class A *	44	20,726

Cheniere Energy, Inc. *	22	1,381

Chevron Corp.	256	29,687

Chubb Ltd.	17	2,564

Cigna Corp.	101	18,046

Cincinnati Financial Corp.	16	1,793

Cisco Systems, Inc.	236	11,210

Citigroup, Inc.	417	29,933

Citizens Financial Group, Inc.	184	6,482

CME Group, Inc.	8	1,581

CMS Energy Corp.	106	6,744

Coca-Cola Co. (The)	632	34,378

Cognizant Technology Solutions Corp., Class A	185	11,291

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Comcast Corp., Class A	678	30,409

Conagra Brands, Inc.	51	1,385

Concho Resources, Inc.	53	3,548

Constellation Brands, Inc., Class A	24	4,588

Cooper Cos., Inc. (The)	4	1,177

Corteva, Inc.	242	6,377

Crown Holdings, Inc. *	101	7,327

Cummins, Inc.	64	10,967

CVS Health Corp.	31	2,085

Danaher Corp.	46	6,406

Darden Restaurants, Inc.	11	1,188

DaVita, Inc. *	10	596

Deere & Co.	61	10,674

Dell Technologies, Inc., Class C *	14	736

Delta Air Lines, Inc.	143	7,849

DexCom, Inc. *	3	516

Diamondback Energy, Inc.	82	7,036

Digital Realty Trust, Inc., REIT	10	1,214

Discovery, Inc., Class A * (b)	159	4,281

Discovery, Inc., Class C *	190	4,806

Dow, Inc.	118	5,939

DuPont de Nemours, Inc.	97	6,404

E *TRADE Financial Corp.	24	1,015

Eastman Chemical Co.	113	8,616

Eaton Corp. plc	195	16,991

Edison International	159	10,006

Edwards Lifesciences Corp. *	9	2,179

Electronic Arts, Inc. *	87	8,346

Eli Lilly & Co.	154	17,542

Emerson Electric Co.	28	1,954

Entergy Corp.	90	10,934

EOG Resources, Inc.	195	13,508

Equinix, Inc., REIT	12	6,652

Equity Residential, REIT	95	8,430

Essex Property Trust, Inc., REIT	20	6,601

Estee Lauder Cos., Inc. (The), Class A	8	1,412

Everest Re Group Ltd.	5	1,164

Exelon Corp.	119	5,431

Expedia Group, Inc.	81	11,022

Exxon Mobil Corp.	231	15,617

F5 Networks, Inc. *	5	779

Facebook, Inc., Class A *	200	38,404

Federal Realty Investment Trust, REIT	43	5,900

Ferguson plc	28	2,430

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

Fidelity National Financial, Inc.	11	521

Fidelity National Information Services, Inc.	10	1,272

Fifth Third Bancorp	239	6,959

Fiserv, Inc. *	53	5,674

Flex Ltd. *	25	300

Ford Motor Co.	415	3,562

Fortinet, Inc. *	14	1,166

Franklin Resources, Inc.	177	4,883

Freeport-McMoRan, Inc.	135	1,322

General Dynamics Corp.	91	16,121

General Mills, Inc.	150	7,612

General Motors Co.	173	6,442

Gilead Sciences, Inc.	83	5,297

H&R Block, Inc.	19	486

Hartford Financial Services Group, Inc. (The)	228	13,010

Hasbro, Inc.	22	2,092

HD Supply Holdings, Inc. *	103	4,068

Hilton Worldwide Holdings, Inc.	83	8,089

Hologic, Inc. *	28	1,362

Home Depot, Inc. (The)	145	34,011

Honeywell International, Inc.	146	25,222

Host Hotels & Resorts, Inc., REIT	212	3,470

HP, Inc.	415	7,211

IDEXX Laboratories, Inc. *	8	2,288

Illumina, Inc. *	14	4,078

Ingersoll-Rand plc	93	11,748

Intel Corp.	218	12,343

Intercontinental Exchange, Inc.	194	18,263

International Business Machines Corp.	62	8,247

Intuit, Inc.	70	17,945

Intuitive Surgical, Inc. *	11	6,104

Invesco Ltd.	97	1,636

Invitation Homes, Inc., REIT	19	595

James Hardie Industries plc, CHDI	69	1,186

JM Smucker Co. (The)	11	1,143

Johnson & Johnson	201	26,574

Jones Lang LaSalle, Inc.	4	534

Kansas City Southern	52	7,373

KeyCorp	519	9,327

Kimberly-Clark Corp.	34	4,474

KLA Corp.	17	2,829

Las Vegas Sands Corp.	33	2,014

Lear Corp.	5	533

Leidos Holdings, Inc.	57	4,907

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Lennar Corp., Class A	123	7,325

Liberty Broadband Corp., Class C *	11	1,303

Lincoln National Corp.	39	2,208

Lowe’s Cos., Inc.	158	17,672

Lyft, Inc., Class A *	42	1,752

LyondellBasell Industries NV, Class A	28	2,546

ManpowerGroup, Inc.	7	612

Marathon Petroleum Corp.	202	12,928

Marvell Technology Group Ltd.	131	3,202

Masco Corp.	184	8,507

Mastercard, Inc., Class A	138	38,315

McDonald’s Corp.	66	13,080

McKesson Corp.	46	6,129

Medtronic plc	206	22,390

Merck & Co., Inc.	329	28,545

MetLife, Inc.	226	10,577

Microsoft Corp.	801	114,861

Mid-America Apartment Communities, Inc., REIT	12	1,677

Mondelez International, Inc., Class A	328	17,222

Morgan Stanley	423	19,468

Motorola Solutions, Inc.	12	1,947

National Retail Properties, Inc., REIT	14	806

Netflix, Inc. *	56	16,230

Newmont Goldcorp Corp.	38	1,487

NextEra Energy, Inc.	90	21,497

Nielsen Holdings plc	54	1,088

NIKE, Inc., Class B	151	13,484

Norfolk Southern Corp.	99	17,935

Northrop Grumman Corp.	27	9,486

Nucor Corp.	31	1,694

NVIDIA Corp.	79	15,819

ON Semiconductor Corp. *	240	4,898

ONEOK, Inc.	180	12,536

Oracle Corp.	44	2,407

O’Reilly Automotive, Inc. *	17	7,345

Owens Corning	10	629

PACCAR, Inc.	52	3,969

Packaging Corp. of America	40	4,344

Palo Alto Networks, Inc. *	7	1,682

Parker-Hannifin Corp.	43	7,833

Parsley Energy, Inc., Class A	103	1,623

PayPal Holdings, Inc. *	224	23,355

PepsiCo, Inc.	50	6,849

Pfizer, Inc.	333	12,795

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

Philip Morris International, Inc.	272	22,118

Pioneer Natural Resources Co.	92	11,339

Principal Financial Group, Inc.	28	1,471

Procter & Gamble Co. (The)	243	30,293

Prologis, Inc., REIT	132	11,572

Prudential Financial, Inc.	65	5,928

Public Storage, REIT	15	3,396

PulteGroup, Inc.	23	913

QUALCOMM, Inc.	15	1,207

Ralph Lauren Corp.	21	2,049

Regeneron Pharmaceuticals, Inc. *	16	4,843

Regions Financial Corp.	60	973

Reinsurance Group of America, Inc.	6	969

Ross Stores, Inc.	85	9,301

Royal Caribbean Cruises Ltd.	59	6,418

S&P Global, Inc.	24	6,089

Sabre Corp.	25	596

salesforce.com, Inc. *	130	20,311

SBA Communications Corp., REIT	11	2,676

Sempra Energy	63	9,113

ServiceNow, Inc. *	17	4,203

Snap, Inc., Class A * (b)	76	1,150

Snap-on, Inc.	40	6,572

Southern Co. (The)	39	2,422

Spirit AeroSystems Holdings, Inc., Class A	5	442

Stanley Black & Decker, Inc.	52	7,914

Steel Dynamics, Inc.	10	318

SunTrust Banks, Inc.	98	6,689

Synchrony Financial	161	5,699

Target Corp.	17	1,819

TD Ameritrade Holding Corp.	113	4,318

Teradyne, Inc.	185	11,318

Texas Instruments, Inc.	190	22,407

Thermo Fisher Scientific, Inc.	66	19,823

TJX Cos., Inc. (The)	233	13,445

T-Mobile US, Inc. *	48	3,991

Tyson Foods, Inc., Class A	30	2,495

Union Pacific Corp.	102	16,796

United Airlines Holdings, Inc. *	6	511

United Technologies Corp.	130	18,706

UnitedHealth Group, Inc.	128	32,246

Ventas, Inc., REIT	89	5,810

VEREIT, Inc., REIT	118	1,158

Verizon Communications, Inc.	475	28,737

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Vertex Pharmaceuticals, Inc. *	61	11,980

Viacom, Inc., Class B	68	1,469

VICI Properties, Inc., REIT (b)	47	1,100

Visa, Inc., Class A	175	31,266

VMware, Inc., Class A	8	1,285

Walmart, Inc.	63	7,397

Walt Disney Co. (The)	96	12,525

Waste Management, Inc.	84	9,466

Wells Fargo & Co.	497	25,679

Weyerhaeuser Co., REIT	44	1,287

Workday, Inc., Class A *	27	4,359

Xcel Energy, Inc.	190	12,079

Xilinx, Inc.	36	3,272

Yum! Brands, Inc.	118	11,984

Zimmer Biomet Holdings, Inc.	104	14,404

		2,584,981

Total Common Stocks (Cost $2,936,016)		4,166,392

Investment of Cash Collateral from Securities Loaned — 0.9%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (e) (f)	27,501	27,504

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (e) (f)	11,680	11,680

Total Investment of Cash Collateral from Securities Loaned (Cost $39,184)		39,184

Total Investments — 99.4% (Cost $2,975,200)		4,205,576
Other Assets Less Liabilities — 0.6%		24,576

NET ASSETS — 100.0%		4,230,152

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	7.6%

Pharmaceuticals	5.4

Oil, Gas & Consumable Fuels	4.7

Software	4.7

IT Services	4.3

Insurance	3.7

Semiconductors & Semiconductor Equipment	3.2

Technology Hardware, Storage & Peripherals	3.1

Capital Markets	3.1

Interactive Media & Services	3.0

Specialty Retail	2.9

Electric Utilities	2.7

Health Care Equipment & Supplies	2.5

Chemicals	2.5

Machinery	2.5

Internet & Direct Marketing Retail	2.4

Beverages	2.2

Equity Real Estate Investment Trusts (REITs)	2.1

Health Care Providers & Services	2.0

Biotechnology	2.0

Diversified Telecommunication Services	2.0

Aerospace & Defense	1.9

Food Products	1.8

Road & Rail	1.8

Media	1.6

Hotels, Restaurants & Leisure	1.5

Automobiles	1.4

Textiles, Apparel & Luxury Goods	1.3

Metals & Mining	1.3

Entertainment	1.2

Tobacco	1.0

Household Products	1.0

Electrical Equipment	1.0

Industrial Conglomerates	1.0

Others (each less than 1.0%)	13.4

Short-Term Investments	0.2

Abbreviations

ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	Amount rounds to less than 0.1% of net assets.
(b)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $37,095,000.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	Amount rounds to less than one thousand.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Futures contracts outstanding as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	279	12/2019	USD	42,338	30

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.1%

Australia — 8.5%

AGL Energy Ltd.	384	5,248

Alumina Ltd.	4,467	6,974

Aurizon Holdings Ltd.	3,099	12,608

Beach Energy Ltd.	5,285	8,313

BHP Group Ltd.	1,248	30,593

Evolution Mining Ltd.	3,097	8,834

Fortescue Metals Group Ltd.	784	4,800

Independence Group NL	1,231	5,390

IPH Ltd.	195	1,086

JB Hi-Fi Ltd.	289	7,395

Magellan Financial Group Ltd.	250	8,286

Metcash Ltd.	1,747	3,395

Newcrest Mining Ltd.	173	3,782

Orica Ltd.	211	3,341

Qantas Airways Ltd.	3,141	13,894

Regis Resources Ltd.	1,080	3,660

Rio Tinto plc	512	26,676

		154,275

Austria — 0.9%

OMV AG	254	14,865

Verbund AG	29	1,552

		16,417

Belgium — 1.7%

Ageas	310	17,902

Barco NV	19	4,096

Telenet Group Holding NV *	190	9,320

		31,318

China — 0.2%

BOC Hong Kong Holdings Ltd.	1,141	3,918

Denmark — 1.0%

Carlsberg A/S, Class B	36	5,009

Novo Nordisk A/S, Class B	186	10,236

Topdanmark A/S	77	3,437

		18,682

Finland — 1.1%

Neste OYJ	547	19,779

France — 8.2%

Airbus SE	31	4,477

Capgemini SE	155	17,498

Cie de Saint-Gobain	189	7,704

Dassault Aviation SA	4	5,225

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

Edenred	147	7,752

Eiffage SA	142	15,251

Gaztransport Et Technigaz SA	67	6,151

Ingenico Group SA	46	4,916

LVMH Moet Hennessy Louis Vuitton SE (a)	3	1,258

Peugeot SA	703	17,793

Safran SA	138	21,863

Sanofi	50	4,571

Schneider Electric SE	232	21,607

Sodexo SA	30	3,331

SPIE SA	325	6,855

TOTAL SA	44	2,314

		148,566

Germany — 8.1%

adidas AG	71	21,968

Allianz SE (Registered)	122	29,757

CANCOM SE	17	916

CECONOMY AG *	440	2,215

Deutsche Pfandbriefbank AG (b)	202	2,755

E.ON SE	604	6,094

Hannover Rueck SE	63	11,196

HeidelbergCement AG	80	5,955

METRO AG	602	9,826

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	78	21,809

RWE AG (a)	574	17,506

SAP SE	73	9,667

Stroeer SE & Co. KGaA (a)	86	6,906

		146,570

Ghana — 0.3%

Tullow Oil plc	2,215	5,920

Hong Kong — 0.9%

AIA Group Ltd.	790	7,867

Hang Seng Bank Ltd.	426	8,888

		16,755

India — 0.1%

Rhi Magnesita NV	35	1,589

Ireland — 0.2%

Greencore Group plc	1,067	3,208

Israel — 0.4%

Israel Discount Bank Ltd., Class A	1,447	6,611

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Italy — 0.9%

Snam SpA	3,055	15,684

Japan — 23.6%

Advantest Corp.	210	9,543

Alfresa Holdings Corp.	98	2,193

Amano Corp.	103	3,034

Bandai Namco Holdings, Inc.	159	9,789

Brother Industries Ltd.	363	6,817

Capcom Co. Ltd.	273	6,448

Dai-ichi Life Holdings, Inc.	327	5,332

Digital Garage, Inc.	119	3,909

DMG Mori Co. Ltd.	496	8,037

Fuji Electric Co. Ltd.	210	6,665

FUJIFILM Holdings Corp.	235	10,304

GungHo Online Entertainment, Inc.	113	2,438

Hikari Tsushin, Inc.	18	3,836

Hitachi Ltd.	343	12,794

ITOCHU Corp.	576	12,045

Japan Aviation Electronics Industry Ltd.	114	2,129

Kaken Pharmaceutical Co. Ltd.	29	1,427

Kamigumi Co. Ltd.	55	1,248

KDDI Corp.	523	14,469

K’s Holdings Corp.	263	3,004

Kureha Corp.	15	965

Marubeni Corp.	1,391	9,789

Medipal Holdings Corp.	147	3,347

Meitec Corp.	45	2,351

Mitsubishi Heavy Industries Ltd.	207	8,381

Mitsubishi UFJ Financial Group, Inc.	3,067	15,901

Mitsubishi UFJ Lease & Finance Co. Ltd.	938	5,757

Mitsui Fudosan Co. Ltd.	421	10,765

Morinaga & Co. Ltd.	88	4,342

Nexon Co. Ltd. *	587	6,798

Nihon Unisys Ltd.	207	6,846

Nippon Telegraph & Telephone Corp.	262	12,982

NOF Corp.	107	3,608

Nomura Real Estate Holdings, Inc.	355	8,418

NS Solutions Corp.	59	2,002

Obayashi Corp.	300	3,086

ORIX Corp.	604	9,496

Otsuka Corp.	94	3,782

Sankyu, Inc.	99	5,043

SCSK Corp.	51	2,591

Sekisui House Ltd.	495	10,677

Shinsei Bank Ltd.	556	8,662

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Shionogi & Co. Ltd.	174	10,432

Ship Healthcare Holdings, Inc.	34	1,466

Showa Denko KK	254	7,112

Sony Corp.	308	18,772

Sumitomo Corp.	372	6,039

Sumitomo Mitsui Financial Group, Inc.	403	14,304

Sumitomo Mitsui Trust Holdings, Inc.	262	9,549

Taiheiyo Cement Corp.	169	4,784

Teijin Ltd.	164	3,276

TIS, Inc.	117	7,070

Tokuyama Corp.	133	3,553

Tokyo Electron Ltd.	57	11,548

Tokyo Tatemono Co. Ltd.	474	6,741

Toyota Motor Corp.	411	28,495

Toyota Tsusho Corp.	167	5,751

TS Tech Co. Ltd.	111	3,545

West Japan Railway Co.	60	5,231

Yokohama Rubber Co. Ltd. (The)	202	4,505

Zeon Corp.	368	4,192

		427,415

Netherlands — 6.3%

Adyen NV * (b)	11	7,858

ASM International NV	156	15,733

BE Semiconductor Industries NV	127	4,701

Euronext NV (b)	83	6,719

EXOR NV	143	10,973

Intertrust NV (b)	128	2,429

Koninklijke Ahold Delhaize NV	117	2,922

Royal Dutch Shell plc, Class B	1,283	36,943

Signify NV (b)	238	6,965

Wolters Kluwer NV	257	18,919

		114,162

Norway — 1.9%

DNB ASA	1,026	18,679

Telenor ASA	869	16,260

		34,939

Russia — 0.3%

Evraz plc	1,019	4,864

Singapore — 1.7%

DBS Group Holdings Ltd.	979	18,666

Jardine Cycle & Carriage Ltd.	55	1,313

United Overseas Bank Ltd.	579	11,407

		31,386

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Africa — 1.1%

Anglo American plc	741	19,074

Spain — 3.9%

ACS Actividades de Construccion y Servicios SA	437	17,730

Aena SME SA (b)	83	15,273

CIE Automotive SA	44	1,106

Enagas SA	433	10,723

Endesa SA	647	17,624

Mediaset Espana Comunicacion SA	827	5,059

Repsol SA	233	3,846

		71,361

Sweden — 1.1%

Betsson AB *	188	927

Skandinaviska Enskilda Banken AB, Class A	955	9,158

SKF AB, Class B	536	9,702

		19,787

Switzerland — 11.3%

Adecco Group AG (Registered)	273	16,256

Bucher Industries AG (Registered)	9	2,875

LafargeHolcim Ltd. (Registered) *	74	3,805

Landis+Gyr Group AG *	101	9,383

Logitech International SA (Registered)	290	11,904

Nestle SA (Registered)	484	51,816

Novartis AG (Registered)	454	39,643

Roche Holding AG	142	42,594

Swiss Life Holding AG (Registered)	38	18,897

Swisscom AG (Registered)	14	6,999

		204,172

United Kingdom — 12.4%

3i Group plc	726	10,607

Ashtead Group plc	509	15,491

Avast plc (b)	2,815	15,117

Barratt Developments plc	834	6,819

Berkeley Group Holdings plc	155	8,860

Bovis Homes Group plc	123	1,859

BP plc	316	2,007

Britvic plc	180	2,306

Coca-Cola European Partners plc	325	17,373

Computacenter plc	99	1,749

Diageo plc	102	4,166

Dialog Semiconductor plc *	266	11,966

Dunelm Group plc	508	5,190

Firstgroup plc *	888	1,484

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

GlaxoSmithKline plc	920	21,077

Howden Joinery Group plc	270	2,022

HSBC Holdings plc	819	6,190

Legal & General Group plc	5,644	19,294

National Express Group plc	182	1,053

Next plc	234	19,934

Pets at Home Group plc	412	1,102

Redrow plc	1,138	8,870

Savills plc	77	914

Tate & Lyle plc	461	4,024

Taylor Wimpey plc	3,088	6,623

Ultra Electronics Holdings plc	172	4,340

Unilever plc	396	23,709

		224,146

Total Common Stocks (Cost $1,555,196)		1,740,598

Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (c) (d) (Cost $42,359)	42,349	42,366

Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (c) (d)	1,005	1,005

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c) (d)	966	966

Total Investment of Cash Collateral from Securities Loaned (cost $1,971)		1,971

Total Investments — 98.5% (Cost $1,599,526)		1,784,935
Other Assets Less Liabilities — 1.5%		26,414

NET ASSETS — 100.0%		1,811,349

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Insurance	7.6%

Banks	7.4

Pharmaceuticals	7.3

Metals & Mining	6.4

Oil, Gas & Consumable Fuels	5.6

Food Products	3.6

Household Durables	3.5

IT Services	3.0

Semiconductors & Semiconductor Equipment	3.0

Trading Companies & Distributors	2.9

Automobiles	2.6

Professional Services	2.3

Electronic Equipment, Instruments & Components	2.0

Diversified Telecommunication Services	2.0

Construction & Engineering	2.0

Aerospace & Defense	2.0

Electrical Equipment	2.0

Technology Hardware, Storage & Peripherals	1.6

Machinery	1.6

Beverages	1.6

Multi-Utilities	1.6

Real Estate Management & Development	1.5

Gas Utilities	1.5

Diversified Financial Services	1.5

Chemicals	1.5

Capital Markets	1.4

Road & Rail	1.4

Software	1.4

Personal Products	1.3

Textiles, Apparel & Luxury Goods	1.3

Specialty Retail	1.3

Media	1.2

Multiline Retail	1.1

Electric Utilities	1.1

Others (each less than 1.0%)	8.5

Short-Term Investments	2.4

Abbreviations
OYJ	Public Limited Company

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $1,858,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

Futures contracts outstanding as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	505	12/2019	EUR	20,304	1,035

FTSE 100 Index	111	12/2019	GBP	10,414	179

TOPIX Index	79	12/2019	JPY	12,111	803

					2,017

Abbreviations
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%

Australia — 1.9%

BHP Group Ltd.	1,399	34,287

BHP Group plc	1,057	22,413

		56,700

Austria — 0.5%

Erste Group Bank AG	392	13,853

Belgium — 1.7%

Anheuser-Busch InBev SA/NV	433	34,926

KBC Group NV	221	15,536

		50,462

Brazil — 0.7%

Itau Unibanco Holding SA, ADR	2,258	20,387

China — 3.1%

Alibaba Group Holding Ltd., ADR *	135	23,883

Ping An Insurance Group Co. of China Ltd., Class H	3,043	35,116

Prosus NV *	171	11,805

Tencent Holdings Ltd.	535	21,705

		92,509

Denmark — 1.7%

Novo Nordisk A/S, Class B	943	51,841

France — 15.0%

Accor SA (a)	618	26,601

Airbus SE	249	35,775

AXA SA	961	25,427

Capgemini SE	276	31,123

EssilorLuxottica SA	177	26,965

Legrand SA	377	29,436

L’Oreal SA	112	32,643

LVMH Moet Hennessy Louis Vuitton SE	120	51,073

Orange SA	1,997	32,138

Pernod Ricard SA	193	35,717

Safran SA	204	32,360

Schneider Electric SE	433	40,251

TOTAL SA	951	50,265

		449,774

Germany — 8.0%

adidas AG	93	28,689

Allianz SE (Registered)	213	52,116

Continental AG	185	24,760

Deutsche Boerse AG	186	28,818

Fresenius Medical Care AG & Co. KGaA	261	18,823

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	91	25,162

INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued

SAP SE	461	61,143

		239,511

Hong Kong — 4.2%

AIA Group Ltd.	7,504	74,723

CK Asset Holdings Ltd.	3,906	27,173

Hong Kong Exchanges & Clearing Ltd.	783	24,390

		126,286

India — 1.6%

HDFC Bank Ltd., ADR	764	46,674

Japan — 17.1%

Daikin Industries Ltd.	232	32,401

FANUC Corp.	123	24,262

Honda Motor Co. Ltd.	827	22,360

Kao Corp.	378	30,407

Keyence Corp.	70	44,387

Komatsu Ltd.	1,386	32,441

Kubota Corp.	1,985	31,520

Makita Corp.	704	23,673

Mitsui Fudosan Co. Ltd.	1,118	28,609

Nidec Corp.	194	28,562

Recruit Holdings Co. Ltd.	729	24,238

Shin-Etsu Chemical Co. Ltd.	342	38,167

Shiseido Co. Ltd.	336	27,669

SMC Corp.	64	27,521

Sony Corp.	813	49,474

Sumitomo Mitsui Financial Group, Inc.	1,277	45,320

		511,011

Macau — 0.8%

Sands China Ltd.	4,872	24,000

Netherlands — 5.8%

ASML Holding NV	223	58,505

ING Groep NV	2,783	31,510

Royal Dutch Shell plc, Class A	2,838	82,268

		172,283

Singapore — 1.3%

DBS Group Holdings Ltd.	2,062	39,309

South Korea — 1.3%

Samsung Electronics Co. Ltd., GDR (b)	37	39,189

Samsung Electronics Co. Ltd., GDR (b)	1	1,041

		40,230

Spain — 1.1%

Industria de Diseno Textil SA (a)	1,066	33,220

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Sweden — 2.3%

Atlas Copco AB, Class A (a)	864	30,482

Epiroc AB, Class A	1,179	13,285

Svenska Handelsbanken AB, Class A	2,575	25,845

		69,612

Switzerland — 11.8%

Alcon, Inc. *	337	19,953

Cie Financiere Richemont SA (Registered)	367	28,861

LafargeHolcim Ltd. (Registered) *	589	30,378

Nestle SA (Registered)	1,119	119,701

Novartis AG (Registered)	879	76,809

Roche Holding AG	261	78,494

		354,196

Taiwan — 1.4%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	813	41,995

United Kingdom — 15.2%

Aviva plc	4,163	22,441

Burberry Group plc	1,341	35,551

Diageo plc	1,432	58,604

GlaxoSmithKline plc	2,765	63,325

Legal & General Group plc	8,085	27,636

Linde plc	195	38,477

London Stock Exchange Group plc	373	33,610

M&G plc *	1,707	4,727

Prudential plc	1,707	29,811

RELX plc	1,412	33,979

Smith & Nephew plc	1,348	28,935

Unilever plc	902	54,019

WPP plc	2,061	25,719

		456,834

United States — 1.2%

Ferguson plc	438	37,404

Total Common Stocks (Cost $2,167,677)		2,928,091

Short-Term Investments — 1.6%

Investment Companies — 1.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (c) (d) (Cost $49,188)	49,177	49,197

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 1.8%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (c) (d)	39,999	40,003

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c) (d)	12,516	12,516

Total Investment of Cash Collateral from Securities Loaned (cost $52,519)		52,519

Total Investments — 101.1% (Cost $2,269,384)		3,029,807
Liabilities in Excess of Other Assets — (1.1)%		(32,801)

NET ASSETS — 100.0%		2,997,006

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Insurance	9.8%

Pharmaceuticals	8.9

Banks	7.9

Machinery	6.0

Textiles, Apparel & Luxury Goods	5.6

Personal Products	4.8

Oil, Gas & Consumable Fuels	4.4

Beverages	4.3

Food Products	4.0

Semiconductors & Semiconductor Equipment	3.3

Electrical Equipment	3.2

Capital Markets	2.9

Chemicals	2.5

Aerospace & Defense	2.2

Software	2.0

Professional Services	1.9

Metals & Mining	1.9

Real Estate Management & Development	1.8

Investment of cash collateral from securities loaned	1.7

Hotels, Restaurants & Leisure	1.7

Household Durables	1.6

Health Care Equipment & Supplies	1.6

Electronic Equipment, Instruments & Components	1.5

Technology Hardware, Storage & Peripherals	1.3

Trading Companies & Distributors	1.2

Internet & Direct Marketing Retail	1.2

Specialty Retail	1.1

Building Products	1.1

Diversified Telecommunication Services	1.1

IT Services	1.0

Construction Materials	1.0

Others (each less than 1.0%)	3.9

Short-Term Investments	1.6

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $49,506,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Australia — 4.9%

Australia & New Zealand Banking Group Ltd.	29	527

BHP Group Ltd.	25	621

Commonwealth Bank of Australia	2	118

CSL Ltd.	2	318

Dexus, REIT	34	278

Goodman Group, REIT	31	309

Macquarie Group Ltd.	1	56

National Australia Bank Ltd.	4	70

Rio Tinto Ltd.	7	429

Rio Tinto plc	2	130

Westpac Banking Corp.	6	110

		2,966

Austria — 0.6%

Erste Group Bank AG	11	374

Belgium — 1.0%

Anheuser-Busch InBev SA/NV	8	608

Denmark — 1.8%

Chr Hansen Holding A/S	2	171

Novo Nordisk A/S, Class B	16	892

		1,063

Finland — 0.6%

Nokia OYJ	25	94

Wartsila OYJ Abp	27	287

		381

France — 13.6%

Air Liquide SA	6	844

Airbus SE	4	574

Alstom SA	9	375

AXA SA	7	183

BNP Paribas SA	13	654

Capgemini SE	2	273

Natixis SA	59	273

Orange SA	20	318

Pernod Ricard SA	3	628

Renault SA	7	364

Safran SA	3	544

Sanofi	9	824

Schneider Electric SE	7	681

Sodexo SA	2	198

Thales SA	3	318

TOTAL SA	16	847

Unibail-Rodamco-Westfield, REIT	1	169

Vinci SA	1	155

		8,222

INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — 8.8%

adidas AG	1	307

Allianz SE (Registered)	1	130

BASF SE	2	130

Bayer AG (Registered)	4	343

Brenntag AG	7	365

Daimler AG (Registered)	10	581

Deutsche Bank AG (Registered)	9	68

Deutsche Boerse AG	2	369

Deutsche Post AG (Registered)	12	428

Deutsche Telekom AG (Registered)	30	531

Henkel AG & Co. KGaA (Preference)	4	380

Infineon Technologies AG	16	318

RWE AG	4	134

SAP SE	8	1,037

Siemens AG (Registered)	1	161

		5,282

Hong Kong — 2.3%

AIA Group Ltd.	77	771

CK Asset Holdings Ltd.	29	202

Hong Kong Exchanges & Clearing Ltd.	14	442

		1,415

Ireland — 0.8%

CRH plc	3	124

Ryanair Holdings plc, ADR *	5	356

		480

Italy — 2.6%

Assicurazioni Generali SpA	14	293

Enel SpA	119	921

FinecoBank Banca Fineco SpA	25	283

UniCredit SpA	4	47

		1,544

Japan — 23.4%

Asahi Group Holdings Ltd.	1	65

Bridgestone Corp.	8	332

Central Japan Railway Co.	2	349

Daicel Corp.	33	292

Daikin Industries Ltd.	4	546

DMG Mori Co. Ltd.	24	380

Electric Power Development Co. Ltd.	4	104

Hitachi Ltd.	6	213

Honda Motor Co. Ltd.	20	536

Japan Airlines Co. Ltd.	7	203

Japan Tobacco, Inc.	14	305

Kao Corp.	7	571

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Japan — continued

Keyence Corp.	—	(a)	126

Mabuchi Motor Co. Ltd.	11		434

Marui Group Co. Ltd.	16		351

Mitsubishi Corp.	14		364

Mitsubishi UFJ Financial Group, Inc.	104		539

Mitsui Fudosan Co. Ltd.	15		371

NGK Spark Plug Co. Ltd.	13		268

Nintendo Co. Ltd.	2		660

Nippon Telegraph & Telephone Corp.	12		576

Nomura Research Institute Ltd.	7		147

Olympus Corp.	8		114

Otsuka Corp.	10		399

Otsuka Holdings Co. Ltd.	12		484

Panasonic Corp.	32		268

Persol Holdings Co. Ltd.	10		192

Renesas Electronics Corp. *	21		142

Ryohin Keikaku Co. Ltd.	10		218

Seven & i Holdings Co. Ltd.	13		502

Sony Corp.	5		292

Sumitomo Electric Industries Ltd.	13		182

Sumitomo Mitsui Financial Group, Inc.	14		479

T&D Holdings, Inc.	30		336

Tokio Marine Holdings, Inc.	10		514

Tokyo Gas Co. Ltd.	5		117

Tokyu Corp.	26		496

Toray Industries, Inc.	35		250

Toyota Motor Corp.	15		1,041

West Japan Railway Co.	3		252

Yamato Holdings Co. Ltd.	6		96

			14,106

Luxembourg — 0.3%

ArcelorMittal	13		199

Netherlands — 5.0%

Akzo Nobel NV	5		431

ASML Holding NV	3		818

Heineken NV	2		178

ING Groep NV	37		418

Koninklijke Philips NV	4		193

Royal Dutch Shell plc, Class A	16		468

Royal Dutch Shell plc, Class B	17		485

			2,991

Norway — 0.8%

Telenor ASA	25		470

INVESTMENTS	SHARES (000)		VALUE ($000)

Singapore — 0.9%

DBS Group Holdings Ltd.	27		511

United Overseas Bank Ltd.	3		57

			568

Spain — 3.2%

Banco Santander SA	59		237

Bankia SA	93		177

Iberdrola SA	78		806

Industria de Diseno Textil SA	19		605

Telefonica SA	15		119

			1,944

Sweden — 1.4%

Lundin Petroleum AB	13		414

Svenska Handelsbanken AB, Class A	43		428

			842

Switzerland — 10.2%

Cie Financiere Richemont SA (Registered)	7		573

Credit Suisse Group AG (Registered) *	20		250

LafargeHolcim Ltd. (Registered) *	10		501

Nestle SA (Registered)	17		1,832

Novartis AG (Registered)	11		966

Roche Holding AG	4		1,336

Swiss Re AG	5		484

Zurich Insurance Group AG	—	(a)	175

			6,117

United Kingdom — 15.2%

3i Group plc	38		562

AstraZeneca plc	3		281

Aviva plc	27		143

Barratt Developments plc	33		266

BP plc	144		913

British American Tobacco plc	19		671

Burberry Group plc	14		376

CK Hutchison Holdings Ltd.	24		217

Diageo plc	2		93

Dixons Carphone plc	99		169

GlaxoSmithKline plc	33		760

HSBC Holdings plc	65		491

InterContinental Hotels Group plc	10		592

ITV plc	180		312

Lloyds Banking Group plc	295		217

M&G plc *	94		261

Prudential plc	36		635

SSE plc	32		528

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

Standard Chartered plc	53	484

Taylor Wimpey plc	110	237

Unilever NV	12	709

Vodafone Group plc	44	90

Whitbread plc	3	141

		9,148

United States — 0.6%

Ferguson plc	4	358

Total Common Stocks (Cost $57,538)		59,078

	NO. OF CONTRACTS	MARKET VALUE ($000)
Options Purchased — 0.3%

Put Options Purchased — 0.3%

Mauritius — 0.3%

MSCI EAFE Index 12/20/2019 at USD 1,810.00, Vanilla, European Style Notional Amount: USD 60,424,000 Exchange-Traded * (Cost $547)	309	162

	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.4%

Investment Companies — 1.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (b) (c) (Cost $850)	850	850

Total Investments — 99.7% (Cost $58,935)		60,090
Other Assets Less Liabilities — 0.3%		152

NET ASSETS — 100.0%		60,242

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	10.4%

Pharmaceuticals	9.8

Insurance	6.1

Oil, Gas & Consumable Fuels	5.2

Automobiles	4.2

Electric Utilities	3.8

Chemicals	3.5

Capital Markets	3.4

Diversified Telecommunication Services	3.4

Food Products	3.0

Beverages	2.6

Aerospace & Defense	2.4

Metals & Mining	2.3

Personal Products	2.1

Semiconductors & Semiconductor Equipment	2.1

Textiles, Apparel & Luxury Goods	2.1

Electrical Equipment	1.9

Road & Rail	1.8

Trading Companies & Distributors	1.8

Household Durables	1.8

Machinery	1.7

Software	1.7

Tobacco	1.6

Hotels, Restaurants & Leisure	1.5

IT Services	1.4

Auto Components	1.3

Specialty Retail	1.3

Equity Real Estate Investment Trusts (REITs)	1.3

Entertainment	1.1

Construction Materials	1.0

Real Estate Management & Development	1.0

Others (each less than 1.0%)	10.0

Short-Term Investments	1.4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Abbreviations
ADR	American Depositary Receipt
EAFE	Europe, Australasia and Far East
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

SPI 200 Index	8	12/2019	AUD	914	(4)

Abbreviations
AUD	Australian Dollar
SPI	Australian Securities Exchange

Written Call Options contracts as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

MSCI EAFE Index	Exchange-Traded	309	USD 60,424	USD 1,980	12/20/2019	(581)

Written Put Options contracts as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

MSCI EAFE Index	Exchange-Traded	309	USD 60,424	USD 1,530	12/20/2019	(11)

Total Written Options contracts (Premiums Received $512)						(592)

Abbreviations
EAFE	Europe, Australasia, and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.0%

Australia — 4.8%

Australia & New Zealand Banking Group Ltd.	2,252	41,392

BHP Group Ltd.	1,981	48,568

Commonwealth Bank of Australia	174	9,411

CSL Ltd.	141	24,915

Dexus, REIT	2,646	21,821

Goodman Group, REIT	2,444	24,271

Macquarie Group Ltd.	50	4,592

National Australia Bank Ltd.	292	5,727

Rio Tinto Ltd.	538	33,644

Rio Tinto plc	199	10,356

Westpac Banking Corp.	452	8,780

		233,477

Austria — 0.6%

Erste Group Bank AG	830	29,363

IMMOFINANZ AG *	1	41

		29,404

Belgium — 1.0%

Anheuser-Busch InBev SA/NV	591	47,700

Denmark — 1.7%

Chr Hansen Holding A/S (a)	176	13,474

Novo Nordisk A/S, Class B	1,275	70,113

		83,587

Finland — 0.6%

Nokia OYJ	1,995	7,323

Wartsila OYJ Abp	2,137	22,580

		29,903

France — 13.4%

Air Liquide SA	498	66,242

Airbus SE	314	45,023

Alstom SA	682	29,498

AXA SA	543	14,375

BNP Paribas SA	984	51,417

Capgemini SE	190	21,436

Natixis SA	4,665	21,432

Orange SA	1,552	24,973

Pernod Ricard SA	267	49,288

Renault SA	560	28,605

Safran SA	270	42,742

Sanofi	702	64,728

Schneider Electric SE	576	53,524

Sodexo SA	142	15,565

Thales SA	255	24,941

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

TOTAL SA	1,256	66,418

Unibail-Rodamco-Westfield, REIT	86	13,284

Vinci SA (a)	111	12,418

		645,909

Germany — 8.6%

adidas AG	78	24,026

Allianz SE (Registered)	43	10,415

BASF SE	137	10,423

Bayer AG (Registered)	348	26,996

Brenntag AG	572	28,652

Daimler AG (Registered)	781	45,656

Deutsche Bank AG (Registered) (a)	776	5,625

Deutsche Boerse AG	187	28,972

Deutsche Post AG (Registered)	950	33,662

Deutsche Telekom AG (Registered)	2,373	41,748

Henkel AG & Co. KGaA (Preference)	288	29,897

Infineon Technologies AG (a)	1,289	24,971

RWE AG	345	10,514

SAP SE	614	81,320

Siemens AG (Registered)	111	12,864

		415,741

Hong Kong — 2.3%

AIA Group Ltd.	6,062	60,367

CK Asset Holdings Ltd.	2,247	15,632

Hong Kong Exchanges & Clearing Ltd.	1,106	34,444

I-CABLE Communications Ltd. *	254	2

		110,445

Ireland — 0.8%

CRH plc	272	9,914

Ryanair Holdings plc, ADR *	375	27,988

		37,902

Italy — 2.5%

Assicurazioni Generali SpA	1,134	22,990

Enel SpA	9,337	72,365

FinecoBank Banca Fineco SpA (a)	1,971	22,215

UniCredit SpA	306	3,879

		121,449

Japan — 22.9%

Asahi Group Holdings Ltd.	96	4,782

Bridgestone Corp.	624	25,923

Central Japan Railway Co.	132	27,037

Daicel Corp.	2,557	22,862

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

Daikin Industries Ltd.	305	42,756

DMG Mori Co. Ltd.	1,839	29,769

Electric Power Development Co. Ltd.	337	8,173

Hitachi Ltd.	435	16,250

Honda Motor Co. Ltd.	1,553	42,026

Japan Airlines Co. Ltd.	511	15,908

Japan Tobacco, Inc.	1,061	23,984

Kao Corp.	558	44,879

Keyence Corp.	18	11,571

Mabuchi Motor Co. Ltd.	838	33,953

Marui Group Co. Ltd.	1,244	27,646

Mitsubishi Corp.	1,123	28,555

Mitsubishi UFJ Financial Group, Inc.	8,130	42,149

Mitsui Fudosan Co. Ltd.	1,144	29,254

NGK Spark Plug Co. Ltd.	1,027	20,829

Nintendo Co. Ltd.	139	50,873

Nippon Telegraph & Telephone Corp.	920	45,681

Nomura Research Institute Ltd.	548	11,626

Olympus Corp.	671	9,127

Otsuka Corp.	778	31,375

Otsuka Holdings Co. Ltd.	916	38,184

Panasonic Corp.	2,486	20,897

Persol Holdings Co. Ltd.	785	15,075

Renesas Electronics Corp. *	1,643	11,121

Ryohin Keikaku Co. Ltd.	787	17,527

Seven & i Holdings Co. Ltd.	1,042	39,363

Sony Corp.	383	23,324

Sumitomo Electric Industries Ltd.	1,054	14,453

Sumitomo Mitsui Financial Group, Inc.	1,055	37,452

T&D Holdings, Inc.	2,373	26,432

Tokio Marine Holdings, Inc.	748	40,414

Tokyo Gas Co. Ltd.	389	9,506

Tokyu Corp.	2,049	38,752

Toray Industries, Inc.	2,766	19,545

Toyota Motor Corp.	1,174	81,482

West Japan Railway Co.	220	19,081

Yamato Holdings Co. Ltd.	446	7,474

		1,107,070

Luxembourg — 0.3%

ArcelorMittal	1,051	15,620

Malta — 0.0% (b)

BGP Holdings plc * ‡	449	1

Netherlands — 4.8%

Akzo Nobel NV	366	33,780

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — continued

ASML Holding NV	245	64,287

Heineken NV	137	13,945

ING Groep NV	2,903	32,872

Koninklijke Philips NV	346	15,160

Royal Dutch Shell plc, Class A	1,267	36,734

Royal Dutch Shell plc, Class B	1,322	38,069

		234,847

Norway — 0.8%

Telenor ASA	1,970	36,872

Singapore — 0.9%

DBS Group Holdings Ltd.	2,090	39,842

United Overseas Bank Ltd.	230	4,518

		44,360

Spain — 3.2%

Banco Santander SA (a)	4,638	18,623

Bankia SA	7,282	13,892

Iberdrola SA	6,155	63,272

Industria de Diseno Textil SA (a)	1,527	47,593

Telefonica SA	1,235	9,488

		152,868

Sweden — 1.4%

Lundin Petroleum AB	981	32,479

Svenska Handelsbanken AB, Class A	3,354	33,662

		66,141

Switzerland — 9.9%

Cie Financiere Richemont SA (Registered)	572	44,982

Credit Suisse Group AG (Registered) *	1,584	19,606

LafargeHolcim Ltd. (Registered) *	762	39,330

Nestle SA (Registered)	1,346	144,001

Novartis AG (Registered)	869	75,931

Roche Holding AG	349	104,935

Swiss Re AG	363	38,048

Zurich Insurance Group AG	37	14,306

		481,139

United Kingdom — 14.9%

3i Group plc	3,023	44,182

AstraZeneca plc	226	22,079

Aviva plc	2,089	11,258

Barratt Developments plc	2,558	20,918

BP plc	11,310	71,721

British American Tobacco plc	1,509	52,771

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

Burberry Group plc	1,114	29,549

CK Hutchison Holdings Ltd.	1,827	16,866

Diageo plc	182	7,435

Dixons Carphone plc	7,955	13,528

GlaxoSmithKline plc	2,607	59,708

HSBC Holdings plc	5,104	38,564

InterContinental Hotels Group plc	769	46,543

ITV plc	14,154	24,554

Lloyds Banking Group plc	23,170	17,044

M&G plc *	7,384	20,450

Prudential plc	2,854	49,854

SSE plc	2,492	41,462

Standard Chartered plc	4,185	37,978

Taylor Wimpey plc	8,665	18,583

Unilever NV (a)	943	55,708

Vodafone Group plc	3,472	7,085

Whitbread plc	214	11,265

		719,105

United States — 0.6%

Ferguson plc	330	28,150

Total Common Stocks (Cost $4,420,959)		4,641,690

Short-Term Investments — 3.2%

Investment Companies — 3.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (c) (d) (Cost $154,133)	154,089	154,151

Investment of Cash Collateral from Securities Loaned — 2.2%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (c) (d)	75,998	76,005

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c) (d)	30,261	30,261

Total Investment of Cash Collateral from Securities Loaned (Cost $106,266)		106,266

Total Investments — 101.4% (Cost $4,681,358)		4,902,107
Liabilities in Excess of Other Assets — (1.4)%		(67,633)

NET ASSETS — 100.0%		4,834,474

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	10.0%

Pharmaceuticals	9.4

Insurance	5.9

Oil, Gas & Consumable Fuels	5.0

Automobiles	4.0

Electric Utilities	3.6

Chemicals	3.4

Capital Markets	3.2

Diversified Telecommunication Services	3.2

Food Products	2.9

Beverages	2.5

Aerospace & Defense	2.3

Metals & Mining	2.2

Investment of cash collateral from securities loaned	2.2

Personal Products	2.1

Semiconductors & Semiconductor Equipment	2.1

Textiles, Apparel & Luxury Goods	2.0

Electrical Equipment	1.8

Trading Companies & Distributors	1.7

Road & Rail	1.7

Household Durables	1.7

Machinery	1.7

Software	1.7

Tobacco	1.6

Hotels, Restaurants & Leisure	1.5

IT Services	1.3

Auto Components	1.3

Specialty Retail	1.3

Equity Real Estate Investment Trusts (REITs)	1.2

Entertainment	1.0

Construction Materials	1.0

Others (each less than 1.0%)	10.4

Short-Term Investments	3.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $99,554,000.

(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

SPI 200 Index	784	12/2019	AUD	89,619	(410)

TOPIX Index	229	12/2019	JPY	35,106	1,967

					1,557

Abbreviations

AUD	Australian Dollar
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%

Australia — 1.8%

BHP Group plc	2,175	46,135

Austria — 1.7%

Erste Group Bank AG	1,213	42,914

Belgium — 0.9%

Anheuser-Busch InBev SA/NV	301	24,287

Brazil — 1.5%

Itau Unibanco Holding SA (Preference)	4,177	37,762

Canada — 7.2%

Alimentation Couche-Tard, Inc., Class B	1,630	48,891

Canadian National Railway Co.	543	48,583

Canadian Pacific Railway Ltd.	198	44,935

Toronto-Dominion Bank (The)	788	44,997

		187,406

China — 8.7%

Alibaba Group Holding Ltd., ADR *	396	69,896

Ping An Insurance Group Co. of China Ltd., Class H	7,234	83,493

Tencent Holdings Ltd.	1,793	72,734

		226,123

Denmark — 2.2%

Novo Nordisk A/S, Class B	1,032	56,772

France — 7.4%

Airbus SE	297	42,567

LVMH Moet Hennessy Louis Vuitton SE	128	54,571

Safran SA	208	33,002

Schneider Electric SE	679	63,113

		193,253

Germany — 9.7%

Continental AG	384	51,448

Delivery Hero SE * (a) (b)	613	28,782

Deutsche Boerse AG	310	47,953

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	214	59,574

SAP SE	480	63,667

		251,424

Hong Kong — 5.4%

AIA Group Ltd.	9,081	90,433

CK Asset Holdings Ltd.	7,033	48,930

		139,363

India — 3.5%

HDFC Bank Ltd., ADR	1,508	92,096

INVESTMENTS	SHARES (000)	VALUE ($000)

Indonesia — 1.9%

Bank Central Asia Tbk. PT	21,893	49,003

Japan — 7.4%

Keyence Corp.	62	39,013

Komatsu Ltd.	1,724	40,358

Shiseido Co. Ltd.	373	30,745

SMC Corp.	80	34,736

Sony Corp.	791	48,159

		193,011

Netherlands — 5.3%

ASML Holding NV	231	60,570

Royal Dutch Shell plc, Class A (a)	2,667	77,469

		138,039

Sweden — 1.6%

Svenska Handelsbanken AB, Class A	4,264	42,792

Switzerland — 9.5%

Alcon, Inc. *	474	28,022

LafargeHolcim Ltd. (Registered) *	777	40,084

Nestle SA (Registered)	1,121	119,943

Novartis AG (Registered)	682	59,599

		247,648

Taiwan — 2.5%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,233	63,645

United Kingdom — 18.2%

Burberry Group plc	1,482	39,301

Diageo plc	1,412	57,805

GlaxoSmithKline plc	2,867	65,663

Legal & General Group plc	17,475	59,737

Linde plc	261	51,544

London Stock Exchange Group plc	509	45,842

RELX plc	1,783	42,908

Smith & Nephew plc	2,250	48,290

Unilever NV (a)	1,065	62,922

		474,012

United States — 2.1%

Ferguson plc	640	54,630

Total Common Stocks (Cost $2,428,039)		2,560,315

Short-Term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (c) (d) (Cost $48,912)	48,902	48,921

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 2.9%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (c) (d)	54,995	55,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c) (d)	20,853	20,853

Total Investment of Cash Collateral from Securities Loaned (Cost $75,853)		75,853

Total Investments — 103.3% (Cost $2,552,804)		2,685,089
Liabilities in Excess of Other Assets — (3.3)%		(85,448)

NET ASSETS — 100.0%		2,599,641

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	11.5%

Insurance	10.9

Pharmaceuticals	6.8

Semiconductors & Semiconductor Equipment	4.6

Food Products	4.5

Internet & Direct Marketing Retail	3.7

Textiles, Apparel & Luxury Goods	3.5

Capital Markets	3.5

Personal Products	3.5

Road & Rail	3.5

Beverages	3.1

Oil, Gas & Consumable Fuels	2.9

Health Care Equipment & Supplies	2.8

Investment of cash collateral from securities loaned	2.8

INDUSTRY	PERCENTAGE

Aerospace & Defense	2.8%

Machinery	2.8

Interactive Media & Services	2.7

Software	2.4

Electrical Equipment	2.4

Trading Companies & Distributors	2.0

Chemicals	1.9

Auto Components	1.9

Real Estate Management & Development	1.8

Food & Staples Retailing	1.8

Household Durables	1.8

Metals & Mining	1.7

Professional Services	1.6

Construction Materials	1.5

Electronic Equipment, Instruments & Components	1.5

Short-Term Investments	1.8

Abbreviations

ADR	American Depositary Receipt
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $70,848,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%

Australia — 9.2%

AGL Energy Ltd.	59	809

Alumina Ltd.	567	885

Australia & New Zealand Banking Group Ltd.	201	3,688

Beach Energy Ltd.	342	538

BHP Group Ltd.	302	7,397

BlueScope Steel Ltd.	80	734

Challenger Ltd.	122	669

CSR Ltd.	182	522

Downer EDI Ltd.	83	462

Fortescue Metals Group Ltd.	200	1,227

Harvey Norman Holdings Ltd.	196	552

Incitec Pivot Ltd.	190	453

IOOF Holdings Ltd.	117	593

JB Hi-Fi Ltd.	32	822

Metcash Ltd.	365	709

National Australia Bank Ltd.	183	3,583

Origin Energy Ltd.	101	547

Qantas Airways Ltd.	172	761

QBE Insurance Group Ltd.	61	533

Rio Tinto plc	102	5,322

Santos Ltd.	106	591

St Barbara Ltd.	229	442

Westpac Banking Corp.	219	4,249

		36,088

Austria — 1.2%

AT&S Austria Technologie & Systemtechnik AG	31	583

BAWAG Group AG (a)	18	731

Erste Group Bank AG	30	1,077

OMV AG	22	1,286

Raiffeisen Bank International AG	27	653

Telekom Austria AG *	65	504

		4,834

Belgium — 1.2%

Ageas	24	1,367

bpost SA	46	529

KBC Group NV	24	1,668

Orange Belgium SA	24	530

Telenet Group Holding NV *	10	486

		4,580

China — 0.3%

BOC Hong Kong Holdings Ltd.	349	1,199

Denmark — 0.6%

Pandora A/S	14	681

Scandinavian Tobacco Group A/S, Class A (a)	63	748

INVESTMENTS	SHARES (000)	VALUE ($000)

Denmark — continued

Sydbank A/S	25	496

TCM Group A/S (a)	16	263

		2,188

Finland — 1.3%

Cramo OYJ	44	468

Sanoma OYJ	72	751

Tieto OYJ	17	483

Tokmanni Group Corp.	70	899

UPM-Kymmene OYJ	46	1,493

Valmet OYJ	23	524

YIT OYJ	78	467

		5,085

France — 8.0%

Air France-KLM *	53	632

ALD SA (a) (b)	41	577

Arkema SA	5	554

Atos SE	8	593

AXA SA	138	3,656

BNP Paribas SA	73	3,816

Cie Generale des Etablissements Michelin SCA	10	1,212

CNP Assurances	34	675

Credit Agricole SA	101	1,317

Derichebourg SA (b)	124	447

Eutelsat Communications SA (b)	34	637

Faurecia SE	13	607

Gecina SA, REIT	6	947

Groupe Crit	9	679

IPSOS	20	603

Kaufman & Broad SA	19	740

Metropole Television SA	27	469

Peugeot SA	40	1,016

Publicis Groupe SA	21	924

Quadient	23	503

Rexel SA	54	668

Rothschild & Co.	18	493

Sopra Steria Group	5	691

SPIE SA	28	591

Television Francaise 1 (b)	50	417

TOTAL SA	151	7,964

		31,428

Georgia — 0.1%

Bank of Georgia Group plc	29	482

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Germany — 8.0%

Allianz SE (Registered)	19	4,620

Bayer AG (Registered)	59	4,582

CECONOMY AG *	94	473

Covestro AG (a)	22	1,043

Deutsche Pfandbriefbank AG (a)	45	609

Deutsche Post AG (Registered)	70	2,474

Deutsche Telekom AG (Registered)	235	4,131

Evonik Industries AG	39	1,028

Freenet AG	23	515

HeidelbergCement AG	13	993

JOST Werke AG (a)	25	698

KION Group AG	8	533

METRO AG	39	630

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	7	1,909

RWE AG	46	1,399

Siltronic AG (b)	6	555

Software AG	20	621

Takkt AG	55	659

Volkswagen AG (Preference)	17	3,188

Wuestenrot & Wuerttembergische AG	40	812

		31,472

Ghana — 0.1%

Tullow Oil plc	216	578

Hong Kong — 2.0%

CK Asset Holdings Ltd.	209	1,454

Hang Lung Properties Ltd.	325	714

Hysan Development Co. Ltd.	153	603

New World Development Co. Ltd.	685	980

Sun Hung Kai Properties Ltd.	121	1,834

Swire Properties Ltd.	143	449

VTech Holdings Ltd.	61	535

Wheelock & Co. Ltd.	151	934

Xinyi Glass Holdings Ltd.	462	519

		8,022

India — 0.1%

Rhi Magnesita NV	10	441

Ireland — 0.4%

AerCap Holdings NV *	17	961

Smurfit Kappa Group plc	18	598

		1,559

INVESTMENTS	SHARES (000)	VALUE ($000)

Israel — 0.5%

Bank Leumi Le-Israel BM	155	1,128

Israel Discount Bank Ltd., Class A	142	650

		1,778

Italy — 2.9%

ASTM SpA	23	731

Banca Farmafactoring SpA (a)	84	512

Eni SpA	193	2,934

Intesa Sanpaolo SpA	1,035	2,592

Mediaset SpA *	153	457

Mediobanca Banca di Credito Finanziario SpA	106	1,263

Poste Italiane SpA (a)	70	850

Rizzoli Corriere Della Sera Mediagroup SpA (b)	601	618

Unieuro SpA (a)	56	807

Unipol Gruppo SpA	102	571

		11,335

Japan — 21.8%

Acom Co. Ltd.	120	481

AEON Financial Service Co. Ltd.	35	539

Aeon Mall Co. Ltd.	33	534

Aozora Bank Ltd.	25	636

Bridgestone Corp.	44	1,828

Brother Industries Ltd.	53	1,002

Concordia Financial Group Ltd.	177	722

Dai-ichi Life Holdings, Inc.	111	1,803

DIC Corp.	16	455

DMG Mori Co. Ltd.	52	848

Dowa Holdings Co. Ltd.	15	504

Fuji Electric Co. Ltd.	24	763

FUJIFILM Holdings Corp.	11	483

Fuyo General Lease Co. Ltd.	8	528

GS Yuasa Corp.	15	275

Hitachi Ltd.	39	1,459

Hokuhoku Financial Group, Inc.	48	468

ITOCHU Corp.	113	2,367

Iwatani Corp.	14	472

Jafco Co. Ltd.	13	481

Japan Airlines Co. Ltd.	21	664

Kaken Pharmaceutical Co. Ltd.	10	471

KDDI Corp.	129	3,567

K’s Holdings Corp.	46	522

Kureha Corp.	9	556

Kyudenko Corp.	15	503

Kyushu Financial Group, Inc.	112	450

Marubeni Corp.	198	1,396

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

MINEBEA MITSUMI, Inc.	26	496

Mitsubishi Heavy Industries Ltd.	31	1,267

Mitsubishi UFJ Financial Group, Inc.	830	4,302

Mitsubishi UFJ Lease & Finance Co. Ltd.	150	923

Mitsui & Co. Ltd.	121	2,075

Mitsui Fudosan Co. Ltd.	56	1,433

MS&AD Insurance Group Holdings, Inc.	37	1,185

Nexon Co. Ltd. *	41	479

Nichias Corp.	26	542

Nippon Light Metal Holdings Co. Ltd.	245	476

Nippon Telegraph & Telephone Corp.	52	2,596

Nomura Real Estate Holdings, Inc.	30	706

NTT DOCOMO, Inc.	93	2,561

ORIX Corp.	111	1,743

Rakuten, Inc.	50	473

Rengo Co. Ltd.	68	491

Resona Holdings, Inc.	226	983

Sankyu, Inc.	9	437

Sawai Pharmaceutical Co. Ltd.	9	491

SBI Holdings, Inc.	35	768

Sekisui House Ltd.	60	1,285

Shinsei Bank Ltd.	63	987

Shizuoka Bank Ltd. (The)	101	764

Showa Denko KK	22	606

Sojitz Corp.	162	509

Sompo Holdings, Inc.	10	405

Sony Corp.	13	767

Subaru Corp.	54	1,556

SUMCO Corp.	40	664

Sumitomo Bakelite Co. Ltd.	12	489

Sumitomo Chemical Co. Ltd.	180	824

Sumitomo Corp.	96	1,559

Sumitomo Forestry Co. Ltd.	33	475

Sumitomo Heavy Industries Ltd.	28	857

Sumitomo Mitsui Financial Group, Inc.	97	3,458

Sumitomo Mitsui Trust Holdings, Inc.	40	1,440

Taiheiyo Cement Corp.	34	967

Teijin Ltd.	39	771

THK Co. Ltd.	24	690

Tokuyama Corp.	27	732

Tokyo Tatemono Co. Ltd.	41	576

Tokyu Fudosan Holdings Corp.	121	801

Tosoh Corp.	54	733

Toyota Motor Corp.	141	9,783

Toyota Tsusho Corp.	34	1,187

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

TS Tech Co. Ltd.	23	743

Ube Industries Ltd.	24	503

Yamaguchi Financial Group, Inc.	69	487

Yamato Kogyo Co. Ltd.	19	488

Yokohama Rubber Co. Ltd. (The)	44	981

Zeon Corp.	48	543

		85,834

Luxembourg — 0.2%

RTL Group SA	15	783

Malta — 0.1%

Kindred Group plc, SDR	62	450

Netherlands — 5.8%

Arcadis NV	27	540

ASR Nederland NV	20	744

Heijmans NV, CVA * (b)	80	647

ING Groep NV	263	2,982

Intertrust NV (a)	25	474

NIBC Holding NV (a)	89	726

NN Group NV	29	1,111

Randstad NV	18	1,008

Royal Dutch Shell plc, Class A	483	13,990

Signify NV (a)	26	752

		22,974

New Zealand — 0.3%

Air New Zealand Ltd.	386	698

Z Energy Ltd.	123	423

		1,121

Norway — 2.5%

DNB ASA	97	1,772

Elkem ASA (a)	145	345

Equinor ASA (b)	67	1,252

Europris ASA (a)	157	425

Komplett Bank ASA *	409	489

Kvaerner ASA	285	362

Norwegian Finans Holding ASA *	85	825

Olav Thon Eiendomsselskap ASA	27	429

Selvaag Bolig ASA	106	583

SpareBank 1 Nord Norge	105	815

SpareBank 1 SMN	68	732

SpareBank 1 SR-Bank ASA	74	792

Stolt-Nielsen Ltd.	29	357

Storebrand ASA	88	625

		9,803

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Portugal — 0.1%

Altri SGPS SA	66	405

Russia — 0.2%

Evraz plc	139	662

Singapore — 1.4%

BW LPG Ltd. (a)	38	263

DBS Group Holdings Ltd.	70	1,332

Jardine Cycle & Carriage Ltd.	27	659

Oversea-Chinese Banking Corp. Ltd.	180	1,450

United Overseas Bank Ltd.	65	1,270

Venture Corp. Ltd.	42	481

		5,455

South Africa — 0.6%

Anglo American plc	91	2,331

Spain — 2.7%

ACS Actividades de Construccion y Servicios SA	34	1,373

Banco Bilbao Vizcaya Argentaria SA (b)	464	2,441

Enagas SA	29	725

Mediaset Espana Comunicacion SA	77	472

Repsol SA	132	2,168

Talgo SA * (a)	80	499

Telefonica SA	367	2,815

		10,493

Sweden — 2.9%

Betsson AB *	96	474

Boliden AB	29	776

Dometic Group AB (b) (c)	60	558

Granges AB	43	419

Intrum AB (b)	19	500

Inwido AB	84	561

LeoVegas AB (a) (b)	111	389

Lindab International AB	64	720

Resurs Holding AB (a)	123	727

Scandic Hotels Group AB (a)	52	498

Skandinaviska Enskilda Banken AB, Class A	173	1,655

SKF AB, Class B	27	492

Svenska Handelsbanken AB, Class A	143	1,439

Swedbank AB, Class A	82	1,154

Tethys Oil AB	93	706

Volvo AB, Class B	33	497

		11,565

Switzerland — 6.2%

Adecco Group AG (Registered)	19	1,156

Credit Suisse Group AG (Registered) *	98	1,209

INVESTMENTS	SHARES (000)	VALUE ($000)

Switzerland — continued

Glencore plc *	769	2,320

Julius Baer Group Ltd. *	10	447

LafargeHolcim Ltd. (Registered) *	25	1,279

Novartis AG (Registered)	49	4,306

Roche Holding AG	3	772

Swiss Life Holding AG (Registered)	3	1,738

Swiss Re AG	25	2,580

Swisscom AG (Registered)	2	1,222

UBS Group AG (Registered) *	268	3,175

Zurich Insurance Group AG	11	4,142

		24,346

United Kingdom — 17.4%

Babcock International Group plc	85	613

Barratt Developments plc	113	925

Bellway plc	15	594

Berkeley Group Holdings plc	17	964

Bovis Homes Group plc	49	748

BP plc	1,229	7,797

British American Tobacco plc	151	5,279

British Land Co. plc (The), REIT	116	936

Card Factory plc	247	543

CK Hutchison Holdings Ltd.	203	1,870

Countryside Properties plc (a)	145	664

Crest Nicholson Holdings plc	116	586

Dart Group plc	50	824

Derwent London plc, REIT	11	506

Dialog Semiconductor plc *	16	731

Fiat Chrysler Automobiles NV	56	862

Firstgroup plc *	453	758

Forterra plc (a)	214	742

Gamesys Group plc *	75	785

Genel Energy plc	251	620

GlaxoSmithKline plc	303	6,939

Great Portland Estates plc, REIT	46	469

Gulf Keystone Petroleum Ltd.	183	487

GVC Holdings plc	75	860

HSBC Holdings plc	1,202	9,081

Imperial Brands plc	82	1,807

Inchcape plc	94	783

International Consolidated Airlines Group SA	118	810

ITV plc	688	1,193

John Laing Group plc (a)	105	495

Legal & General Group plc	577	1,972

M&G plc *	175	483

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

Micro Focus International plc	38	526

Mitchells & Butlers plc *	165	908

Morgan Sindall Group plc	44	727

National Express Group plc	80	465

OneSavings Bank plc	156	728

Paragon Banking Group plc	83	539

Playtech plc	91	461

Prudential plc	175	3,049

Reach plc	217	277

Redrow plc	73	573

Savills plc	43	514

Scottish Salmon Co. plc (The)	143	441

St Modwen Properties plc	82	477

Taylor Wimpey plc	409	877

Vodafone Group plc	1,754	3,580

WPP plc	130	1,627

		68,495

United States — 0.2%

Samsonite International SA (a) (b)	207	422

TI Fluid Systems plc (a)	190	452

		874

Total Common Stocks (Cost $391,873)		386,660

	NO. OF RIGHTS (000)
Rights — 0.0% (d)

Italy — 0.0% (d)

Mediaset SpA, expiring 11/7/2019 * (Cost $—)	187	—	(e)

	SHARES (000)
Short-Term Investments — 0.9%

Investment Companies — 0.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (f) (g) (Cost $3,486)	3,486	3,487

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 1.0%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (f) (g)	2,000	2,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (f) (g)	2,026	2,026

Total Investment of Cash Collateral from Securities Loaned (Cost $4,026)		4,026

Total Investments — 100.2% (Cost $399,385)		394,173
Liabilities in Excess of Other Assets — (0.2)%		(901)

NET ASSETS — 100.0%		393,272

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	18.3%

Oil, Gas & Consumable Fuels	10.8

Insurance	8.7

Metals & Mining	6.1

Pharmaceuticals	4.5

Automobiles	4.2

Real Estate Management & Development	3.3

Diversified Telecommunication Services	2.9

Trading Companies & Distributors	2.8

Wireless Telecommunication Services	2.7

Media	2.5

Chemicals	2.4

Household Durables	2.4

Tobacco	2.0

Machinery	1.9

Capital Markets	1.8

Auto Components	1.7

Construction Materials	1.3

Diversified Financial Services	1.2

Hotels, Restaurants & Leisure	1.2

Construction & Engineering	1.2

Airlines	1.1

Investment of cash collateral from securities loaned	1.0

Others (each less than 1.0%)	13.1

Short-Term Investments	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Abbreviations

CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt
SGPS	Holding company

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $3,789,000.
(c)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Amount rounds to less than one thousand.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	41	12/2019	EUR	1,648	20

FTSE 100 Index	13	12/2019	GBP	1,220	(7)

TOPIX Index	8	12/2019	JPY	1,226	30

					43

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund
ASSETS:
Investments in non-affiliates, at value	$6,174,700		$2,063,564		$539,986
Investments in affiliates, at value	168,369		22,226		130
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	13,486		2,216		286
Cash	178		2,379		100
Foreign currency, at value	669		3,113		1,182
Deferred offering cost (See Note 2.G.)	—		5		—
Receivables:
Due from custodian	—		—		3,487
Investment securities sold	—		1,097		12,560
Fund shares sold	13,722		2		1
Dividends from non-affiliates	3,671		959		307
Dividends from affiliates	200		245		8
Tax reclaims	996		23		3,918
Securities lending income (See Note 2.C.)	5		—	(a)	3

Total Assets	6,375,996		2,095,829		561,968

LIABILITIES:
Payables:
Investment securities purchased	17,380		544		18,649
Collateral received on securities loaned (See Note 2.C.)	13,486		2,216		286
Fund shares redeemed	6,204		1,977		199
Variation margin on futures contracts	—		—		12
Accrued liabilities:
Investment advisory fees	3,042		268		269
Administration fees	92		36		34
Distribution fees	142		—		33
Service fees	436		—	(a)	45
Custodian and accounting fees	478		111		42
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		—	(a)
Deferred foreign capital gains tax	20,407		—		—
Audit fees	67		70		80
Other	585		33		74

Total Liabilities	62,319		5,255		19,723

Net Assets	$6,313,677		$2,090,574		$542,245

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund
NET ASSETS:
Paid-in-Capital	$4,675,089	$2,036,055		$596,615
Total distributable earnings (loss)	1,638,588	54,519		(54,370)

Total Net Assets	$6,313,677	$2,090,574		$542,245

Net Assets:
Class A	$524,357	$—		$98,294
Class C	56,830	—		19,798
Class I	1,725,882	5		86,582
Class L	926,781	—		65,686
Class R2	145	—		—
Class R3	2,151	—		—
Class R4	1,300	—		—
Class R5	41,872	—		—
Class R6	3,034,359	2,090,569		271,885

Total	$6,313,677	$2,090,574		$542,245

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	17,439	—		4,053
Class C	1,955	—		922
Class I	56,049	—	(a)	3,499
Class L	29,867	—		2,622
Class R2	5	—		—
Class R3	72	—		—
Class R4	42	—		—
Class R5	1,352	—		—
Class R6	97,896	124,461		10,895

Net Asset Value (b):
Class A — Redemption price per share	$30.07	$—		$24.25
Class C — Offering price per share (c)	29.07	—		21.47
Class I — Offering and redemption price per share	30.79	16.78		24.75
Class L — Offering and redemption price per share	31.03	—		25.05
Class R2 — Offering and redemption price per share	29.78	—		—
Class R3 — Offering and redemption price per share	29.96	—		—
Class R4 — Offering and redemption price per share	30.68	—		—
Class R5 — Offering and redemption price per share	30.96	—		—
Class R6 — Offering and redemption price per share	31.00	16.80		24.96
Class A maximum sales charge	5.25%	—%		5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.74	$—		$25.59

Cost of investments in non-affiliates	$4,432,405	$2,022,679		$494,606
Cost of investments in affiliates	168,352	22,222		130
Cost of foreign currency	666	3,098		1,178
Investment securities on loan, at value (See Note 2.C.)	13,200	2,092		275
Cost of investment of cash collateral (See Note 2.C.)	13,486	2,216		286

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Global Research Enhanced Index Fund		JPMorgan International Advantage Fund	JPMorgan International Equity Fund
ASSETS:
Investments in non-affiliates, at value	$4,166,392		$1,740,598	$2,928,091
Investments in affiliates, at value	—		42,366	49,197
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	39,184		1,971	52,519
Cash	65		88	286
Foreign currency, at value	—		191	—
Deposits at broker for futures contracts	1,934		2,497	—
Receivables:
Due from custodian	—		—	2,053
Investment securities sold	56,232		6,075	1
Fund shares sold	131		60	4,369
Dividends from non-affiliates	6,782		8,282	6,800
Dividends from affiliates	28		65	74
Tax reclaims	7,735		12,740	12,561
Securities lending income (See Note 2.C.)	9		40	4

Total Assets	4,278,492		1,814,973	3,055,955

LIABILITIES:
Payables:
Foreign currency due to custodian, at value	6		—	222
Investment securities purchased	2,436		—	2,941
Collateral received on securities loaned (See Note 2.C.)	39,184		1,971	52,519
Interfund lending	3,663		—	—
Fund shares redeemed	1,527		335	1,611
Variation margin on futures contracts	179		138	1
Accrued liabilities:
Investment advisory fees	611		759	1,125
Administration fees	204		54	59
Distribution fees	—		46	77
Service fees	27		36	84
Custodian and accounting fees	67		83	98
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—	(a)
Audit fees	77		74	85
Other	359		128	127

Total Liabilities	48,340		3,624	58,949

Net Assets	$4,230,152		$1,811,349	$2,997,006

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan Global Research Enhanced Index Fund	JPMorgan International Advantage Fund	JPMorgan International Equity Fund
NET ASSETS:
Paid-in-Capital	$2,671,923	$1,815,564	$2,208,654
Total distributable earnings (loss)	1,558,229	(4,215)	788,352

Total Net Assets	$4,230,152	$1,811,349	$2,997,006

Net Assets:
Class A	$—	$156,230	$328,312
Class C	—	1,210	14,549
Class I	354,659	67,146	190,885
Class R2	—	30,819	2,099
Class R5	—	—	3,778
Class R6	3,875,493	1,555,944	2,457,383

Total	$4,230,152	$1,811,349	$2,997,006

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	—	7,852	19,007
Class C	—	60	893
Class I	15,784	3,242	10,867
Class R2	—	1,575	122
Class R5	—	—	215
Class R6	174,523	76,272	139,533

Net Asset Value (a):
Class A — Redemption price per share	$—	$19.90	$17.27
Class C — Offering price per share (b)	—	20.13	16.29
Class I — Offering and redemption price per share	22.47	20.71	17.56
Class R2 — Offering and redemption price per share	—	19.57	17.14
Class R5 — Offering and redemption price per share	—	—	17.60
Class R6 — Offering and redemption price per share	22.21	20.40	17.61
Class A maximum sales charge	—%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$—	$21.00	$18.23

Cost of investments in non-affiliates	$2,936,016	$1,555,196	$2,167,677
Cost of investments in affiliates	—	42,359	49,188
Cost of foreign currency	—	190	—
Investment securities on loan, at value (See Note 2.C.)	37,095	1,858	49,506
Cost of investment of cash collateral (See Note 2.C.)	39,184	1,971	52,519

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Hedged Equity Fund		JPMorgan International Research Enhanced Equity Fund		JPMorgan International Unconstrained Equity Fund		JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$59,078		$4,641,690		$2,560,315		$386,660
Investments in affiliates, at value	850		154,151		48,921		3,487
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		106,266		75,853		4,026
Options purchased, at value	162		—		—		—
Cash	367		50		201		50
Foreign currency, at value	20		5,806		346		106
Deposits at broker for futures contracts	171		5,552		—		242
Deposits at broker for options contracts	100		—		—		—
Deferred offering cost (See Note 2.G.)	39		—		—		—
Receivables:
Investment securities sold	—		—		—	(a)	328
Fund shares sold	20		2,644		925		398
Dividends from non-affiliates	183		14,403		1,695		1,385
Dividends from affiliates	2		287		143		12
Tax reclaims	74		13,392		661		2,852
Securities lending income (See Note 2.C.)	—		10		6		3
Due from adviser	4		—		—		—

Total Assets	61,070		4,944,251		2,689,066		399,549

LIABILITIES:
Payables:
Due to broker for options contracts	100		—		—		—
Investment securities purchased	—		285		622		494
Collateral received on securities loaned (See Note 2.C.)	—		106,266		75,853		4,026
Fund shares redeemed	—		490		11,755		1,054
Variation margin on futures contracts	12		1,377		2		14
Outstanding options written, at fair value	592		—		—		—
Accrued liabilities:
Investment advisory fees	—		639		900		137
Administration fees	—		214		29		—
Distribution fees	—	(a)	44		36		44
Service fees	12		28		50		42
Custodian and accounting fees	13		125		28		41
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—		—	(a)
Audit fees	88		54		74		87
Other	11		255		76		338

Total Liabilities	828		109,777		89,425		6,277

Net Assets	$60,242		$4,834,474		$2,599,641		$393,272

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Unconstrained Equity Fund	JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$58,037	$4,705,353	$2,510,664	$430,573
Total distributable earnings (loss)	2,205	129,121	88,977	(37,301)

Total Net Assets	$60,242	$4,834,474	$2,599,641	$393,272

Net Assets:
Class A	$330	$213,256	$114,629	$181,458
Class C	119	—	18,447	9,358
Class I	59,751	185,680	177,764	45,503
Class L	—	—	—	30,256
Class R2	—	—	1,049	722
Class R5	21	—	3,082	88
Class R6	21	4,435,538	2,284,670	125,887

Total	$60,242	$4,834,474	$2,599,641	$393,272

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	21	11,894	5,421	14,846
Class C	8	—	884	792
Class I	3,829	10,220	8,294	3,629
Class L	—	—	—	2,427
Class R2	—	—	50	60
Class R5	1	—	144	7
Class R6	1	244,980	106,575	10,130

Net Asset Value (a):
Class A — Redemption price per share	$15.58	$17.93	$21.15	$12.22
Class C — Offering price per share (b)	15.53	—	20.86	11.81
Class I — Offering and redemption price per share	15.61	18.17	21.43	12.54
Class L — Offering and redemption price per share	—	—	—	12.47
Class R2 — Offering and redemption price per share	—	—	20.99	11.96
Class R5 — Offering and redemption price per share	15.62	—	21.42	12.40
Class R6 — Offering and redemption price per share	15.63	18.11	21.44	12.43
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.44	$18.92	$22.32	$12.90

Cost of investments in non-affiliates	$57,538	$4,420,959	$2,428,039	$391,873
Cost of investments in affiliates	850	154,133	48,912	3,486
Cost of options purchased	547	—	—	—
Cost of foreign currency	19	5,733	346	106
Investment securities on loan, at value (See Note 2.C.)	—	99,554	70,848	3,789
Cost of investment of cash collateral (See Note 2.C.)	—	106,266	75,853	4,026
Premiums received from options written	512	—	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2019

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund (a)	JPMorgan Europe Dynamic Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$10		$6	$253
Interest income from affiliates	11		8	1
Dividend income from non-affiliates	107,796		10,003	22,256
Dividend income from affiliates	1,919		463	306
Non-cash dividend income from non-affiliates	—		2,910	1,313
Income from securities lending (net) (See Note 2.C.)	592		2	203
Foreign taxes withheld	(5,470)		(846)	(1,835)

Total investment income	104,858		12,546	22,497

EXPENSES:
Investment advisory fees	44,342		967	3,695
Administration fees	4,192		290	441
Distribution fees:
Class A	1,082		—	269
Class C	385		—	179
Class R2	1		—	—
Class R3	3		—	—
Service fees:
Class A	1,082		—	269
Class C	128		—	60
Class I (b)	2,877		8	254
Class L	658		—	79
Class R2	—	(c)	—	—
Class R3	3		—	—
Class R4	3		—	—
Class R5	33		—	—
Custodian and accounting fees	3,143		343	148
Interest expense to affiliates	64		— (c)	11
Professional fees	154		79	100
Trustees’ and Chief Compliance Officer’s fees	46		21	28
Printing and mailing costs	582		11	35
Registration and filing fees	401		18	115
Transfer agency fees (See Note 2.I.)	179		2	34
Offering costs (See Note 2.G.)	—		43	—
Other	94		8	21

Total expenses	59,452		1,790	5,738

Less fees waived	(10,418)		(410)	(182)
Less expense reimbursements	(36)		(47)	—

Net expenses	48,998		1,333	5,556

Net investment income (loss)	55,860		11,213	16,941

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,860	)(d)	(2,167)	(56,959)
Investments in affiliates	3		3	— (c)
Futures contracts	2,644		5,136	529
Foreign currency transactions	(1,928)		(549)	(109)

Net realized gain (loss)	(2,141)		2,423	(56,539)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,186,355	(e)	40,885	83,496
Investments in affiliates	17		4	— (c)
Futures contracts	—		—	(213)
Foreign currency translations	48		20	42

Change in net unrealized appreciation/depreciation	1,186,420		40,909	83,325

Net realized/unrealized gains (losses)	1,184,279		43,332	26,786

Change in net assets resulting from operations	$1,240,139		$54,545	$43,727

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.
(d)	Net of foreign capital gains tax of approximately $(842,000) for JPMorgan Emerging Markets Equity Fund.
(e)	Net of change in foreign capital gains tax of approximately $(16,616,000) for JPMorgan Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan Global Research Enhanced Index Fund	JPMorgan International Advantage Fund	JPMorgan International Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$55	$486	$—
Interest income from affiliates	5	— (a)	4
Dividend income from non-affiliates	118,601	129,476	131,173
Dividend income from affiliates	630	1,280	1,713
Income from securities lending (net) (See Note 2.C.)	652	974	538
Foreign taxes withheld	(4,987)	(9,948)	(9,280)

Total investment income	114,956	122,268	124,148

EXPENSES:
Investment advisory fees	9,234	18,706	25,617
Administration fees	3,521	2,462	3,194
Distribution fees:
Class A	—	383	683
Class C	—	11	126
Class R2	—	155	8
Service fees:
Class A	—	383	683
Class C	—	4	42
Class I	955	160	436
Class R2	—	78	4
Class R5	—	—	18
Custodian and accounting fees	397	558	598
Interest expense to affiliates	111	36	40
Professional fees	187	162	188
Trustees’ and Chief Compliance Officer’s fees	44	38	42
Printing and mailing costs	226	84	127
Registration and filing fees	131	106	126
Transfer agency fees (See Note 2.I.)	43	117	87
Other	81	76	73

Total expenses	14,930	23,519	32,092

Less fees waived	(2,984)	(5,791)	(9,447)
Less expense reimbursements	—	—	(3)

Net expenses	11,946	17,728	22,642

Net investment income (loss)	103,010	104,540	101,506

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	387,148	(248,044)	(45,984)
Investments in affiliates	4	10	8
Futures contracts	(894)	(1,247)	(3,617)
Foreign currency transactions	966	2,445	2,853

Net realized gain (loss)	387,224	(246,836)	(46,740)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	38,268	251,551	522,433
Investments in affiliates	— (a)	7	9
Futures contracts	(898)	2,869	—
Foreign currency translations	84	228	169

Change in net unrealized appreciation/depreciation	37,454	254,655	522,611

Net realized/unrealized gains (losses)	424,678	7,819	475,871

Change in net assets resulting from operations	$527,688	$112,359	$577,377

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2019 (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund (a)	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Unconstrained Equity Fund	JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$147	$— (b)	$953
Interest income from affiliates	2	1	1	1
Dividend income from non-affiliates	1,429	172,717	13,772	19,714
Dividend income from affiliates	19	2,748	468	169
Income from securities lending (net) (See Note 2.C.)	—	1,066	33	122
Foreign taxes withheld	(132)	(13,684)	(873)	(1,256)

Total investment income	1,320	162,995	13,401	19,703

EXPENSES:
Investment advisory fees	83	9,019	4,133	2,474
Administration fees	25	3,431	489	320
Distribution fees:
Class A	— (b)	509	239	474
Class C	— (b)	—	149	82
Class R2	—	—	5	5
Service fees:
Class A	— (b)	509	239	474
Class C	— (b)	—	50	27
Class I	83	411	441	135
Class L	—	—	—	42
Class R2	—	—	3	3
Class R5	— (b)	—	3	— (b)
Custodian and accounting fees	39	651	137	129
Interest expense to affiliates	— (b)	10	12	18
Professional fees	88	175	83	159
Trustees’ and Chief Compliance Officer’s fees	13	43	27	27
Printing and mailing costs	9	227	58	5
Registration and filing fees	5	53	153	87
Transfer agency fees (See Note 2.I.)	2	95	37	28
Offering costs (See Note 2.G.)	64	—	—	—
Other	8	114	12	12

Total expenses	419	15,247	6,270	4,501

Less fees waived	(112)	(3,292)	(1,752)	(1,067)
Less expense reimbursements	(109)	—	(1)	— (b)

Net expenses	198	11,955	4,517	3,434

Net investment income (loss)	1,122	151,040	8,884	16,269

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(61)	(174,555)	(22,834)	(47,702)
Investments in affiliates	— (b)	6	— (b)	— (b)
Options purchased	(956)	—	—	—
Futures contracts	82	13,990	144	1,233
Foreign currency transactions	14	(595)	1,289	237
Forward foreign currency exchange contracts	—	—	(1,105)	—
Options written	931	—	—	—

Net realized gain (loss)	10	(161,154)	(22,506)	(46,232)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,540	479,719	157,776	36,124
Investments in affiliates	—	18	9	1
Options purchased	(385)	—	—	—
Futures contracts	(4)	3,708	—	43
Foreign currency translations	2	386	14	(4)
Options written	(80)	—	—	—

Change in net unrealized appreciation/depreciation	1,073	483,831	157,799	36,164

Net realized/unrealized gains (losses)	1,083	322,677	135,293	(10,068)

Change in net assets resulting from operations	$2,205	$473,717	$144,177	$6,201

(a)	Commencement of operations was March 15, 2019.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$55,860	$45,111	$11,213
Net realized gain (loss)	(2,141)	(15,331)	2,423
Change in net unrealized appreciation/depreciation	1,186,420	(763,494)	40,909

Change in net assets resulting from operations	1,240,139	(733,714)	54,545

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,554)	(788)	—
Class C	(59)	(4)	—
Class I (b)	(6,646)	(2,829)	—
Class L	(4,471)	(2,054)	—
Class R2	(1)	— (c)	—
Class R3	(1)	— (c)	—
Class R4	(11)	— (c)	—
Class R5	(296)	(1)	—
Class R6	(30,900)	(16,464)	(26)

Total distributions to shareholders	(43,939)	(22,140)	(26)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	516,272	909,171	2,036,055

NET ASSETS:
Change in net assets	1,712,472	153,317	2,090,574
Beginning of period	4,601,205	4,447,888	—

End of period	$6,313,677	$4,601,205	$2,090,574

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan Global Research Enhanced Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,941	$16,413	$103,010	$165,412
Net realized gain (loss)	(56,539)	2,070	387,224	641,468
Change in net unrealized appreciation/depreciation	83,325	(138,449)	37,454	(659,780)

Change in net assets resulting from operations	43,727	(119,966)	527,688	147,100

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,841)	(2,283)	—	—
Class C	(583)	(435)	—	—
Class I	(3,245)	(2,988)	(40,630)	(14,541)
Class L	(2,456)	(9,949)	—	—
Class R6 (a)(b)	(7,813)	—	(509,389)	(144,723)

Total distributions to shareholders	(16,938)	(15,655)	(550,019)	(159,264)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(169,891)	(156,528)	(1,594,493)	(2,804,320)

NET ASSETS:
Change in net assets	(143,102)	(292,149)	(1,616,824)	(2,816,484)
Beginning of period	685,347	977,496	5,846,976	8,663,460

End of period	$542,245	$685,347	$4,230,152	$5,846,976

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Europe Dynamic Fund.
(b)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan International Advantage Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$104,540	$90,413	$101,506	$105,451
Net realized gain (loss)	(246,836)	(37,511)	(46,740)	91,823
Change in net unrealized appreciation/depreciation	254,655	(455,595)	522,611	(738,163)

Change in net assets resulting from operations	112,359	(402,693)	577,377	(540,889)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,427)	(4,177)	(8,158)	(4,237)
Class C	(25)	(19)	(520)	(224)
Class I	(1,458)	(1,091)	(5,904)	(2,341)
Class R2	(638)	(172)	(56)	(26)
Class R5	—	—	(691)	(355)
Class R6	(82,457)	(61,869)	(140,365)	(59,589)

Total distributions to shareholders	(88,005)	(67,328)	(155,694)	(66,772)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,616,261)	717,668	(1,693,771)	869,664

NET ASSETS:
Change in net assets	(1,591,907)	247,647	(1,272,088)	262,003
Beginning of period	3,403,256	3,155,609	4,269,094	4,007,091

End of period	$1,811,349	$3,403,256	$2,997,006	$4,269,094

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund
	Period Ended October 31, 2019 (a)	Year Ended October 31, 2019	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,122	$151,040	$155,204
Net realized gain (loss)	10	(161,154)	(30,100)
Change in net unrealized appreciation/depreciation	1,073	483,831	(588,793)

Change in net assets resulting from operations	2,205	473,717	(463,689)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(6,271)	(6,079)
Class I	—	(5,060)	(22,656)
Class R6 (b)	—	(149,729)	(79,541)

Total distributions to shareholders	—	(161,060)	(108,276)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	58,037	(178,801)	233,881

NET ASSETS:
Change in net assets	60,242	133,856	(338,084)
Beginning of period	—	4,700,618	5,038,702

End of period	$60,242	$4,834,474	$4,700,618

(a)	Commencement of operations was March 15, 2019.
(b)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan International Unconstrained Equity Fund		JPMorgan International Value Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,884	$10,358	$16,269	$19,670
Net realized gain (loss)	(22,506)	(26,039)	(46,232)	29,907
Change in net unrealized appreciation/depreciation	157,799	(65,981)	36,164	(113,795)

Change in net assets resulting from operations	144,177	(81,662)	6,201	(64,218)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,618)	(451)	(7,451)	(6,784)
Class C	(296)	(86)	(419)	(316)
Class I	(3,745)	(1,315)	(2,481)	(3,872)
Class L	—	—	(2,611)	(4,302)
Class R2	(15)	(2)	(40)	(27)
Class R5	(72)	(1)	(3)	(2)
Class R6	(4,394)	(1,288)	(5,309)	(2,922)

Total distributions to shareholders	(10,140)	(3,143)	(18,314)	(18,225)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,990,374	202,406	(116,184)	(189,775)

NET ASSETS:
Change in net assets	2,124,411	117,601	(128,297)	(272,218)
Beginning of period	475,230	357,629	521,569	793,787

End of period	$2,599,641	$475,230	$393,272	$521,569

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2019 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$312,341	$170,141	$—
Distributions reinvested	1,529	781	—
Cost of shares redeemed	(252,175)	(268,020)	—

Change in net assets resulting from Class A capital transactions	$61,695	$(97,098)	$—

Class C
Proceeds from shares issued	$19,144	$18,903	$—
Distributions reinvested	58	4	—
Cost of shares redeemed	(17,205)	(15,849)	—

Change in net assets resulting from Class C capital transactions	$1,997	$3,058	$—

Class I (b)
Proceeds from shares issued	$1,177,539	$573,932	$12,188
Distributions reinvested	5,945	2,460	—
Cost of shares redeemed	(465,628)	(295,493)	(11,910)

Change in net assets resulting from Class I capital transactions	$717,856	$280,899	$278

Class L
Proceeds from shares issued	$534,452	$284,033	$—
Distributions reinvested	3,845	1,682	—
Cost of shares redeemed	(228,859)	(159,480)	—

Change in net assets resulting from Class L capital transactions	$309,438	$126,235	$—

Class R2
Proceeds from shares issued	$51	$94	$—
Distributions reinvested	1	— (c)	—
Cost of shares redeemed	(26)	(5)	—

Change in net assets resulting from Class R2 capital transactions	$26	$89	$—

Class R3
Proceeds from shares issued	$2,108	$460	$—
Distributions reinvested	1	— (c)	—
Cost of shares redeemed	(478)	(40)	—

Change in net assets resulting from Class R3 capital transactions	$1,631	$420	$—

Class R4
Proceeds from shares issued	$1,602	$42	$—
Distributions reinvested	11	— (c)	—
Cost of shares redeemed	(608)	(30)	—

Change in net assets resulting from Class R4 capital transactions	$1,005	$12	$—

Class R5
Proceeds from shares issued	$42,685	$2,991	$—
Distributions reinvested	296	1	—
Cost of shares redeemed	(9,680)	(1,077)	—

Change in net assets resulting from Class R5 capital transactions	$33,301	$1,915	$—

Class R6
Proceeds from shares issued	$1,266,740	$968,052	$2,052,510
Distributions reinvested	30,363	16,155	26
Cost of shares redeemed	(1,907,780)	(390,566)	(16,759)

Change in net assets resulting from Class R6 capital transactions	$(610,677)	$593,641	$2,035,777

Total change in net assets resulting from capital transactions	$516,272	$909,171	$2,036,055

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2019 (a)
SHARE TRANSACTIONS:
Class A
Issued	11,352	5,977	—
Reinvested	64	28	—
Redeemed	(9,475)	(9,556)	—

Change in Class A Shares	1,941	(3,551)	—

Class C
Issued	712	679	—
Reinvested	3	— (b)	—
Redeemed	(650)	(598)	—

Change in Class C Shares	65	81	—

Class I (c)
Issued	41,001	19,902	744
Reinvested	243	84	—
Redeemed	(16,821)	(10,613)	(744)

Change in Class I Shares	24,423	9,373	— (b)

Class L
Issued	18,682	9,765	—
Reinvested	156	57	—
Redeemed	(8,295)	(5,623)	—

Change in Class L Shares	10,543	4,199	—

Class R2
Issued	2	3	—
Reinvested	— (b)	— (b)	—
Redeemed	(1)	— (b)	—

Change in Class R2 Shares	1	3	—

Class R3
Issued	75	15	—
Reinvested	— (b)	— (b)	—
Redeemed	(17)	(2)	—

Change in Class R3 Shares	58	13	—

Class R4
Issued	62	1	—
Reinvested	— (b)	— (b)	—
Redeemed	(21)	(1)	—

Change in Class R4 Shares	41	— (b)	—

Class R5
Issued	1,616	100	—
Reinvested	12	— (b)	—
Redeemed	(344)	(39)	—

Change in Class R5 Shares	1,284	61	—

Class R6
Issued	43,818	33,718	125,486
Reinvested	1,233	550	2
Redeemed	(66,518)	(13,768)	(1,027)

Change in Class R6 Shares	(21,467)	20,500	124,461

(a)	Commencement of operations was December 11, 2018.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan Global Research Enhanced Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,583	$26,652	$—	$—
Distributions reinvested	2,751	2,203	—	—
Cost of shares redeemed	(39,739)	(46,333)	—	—

Change in net assets resulting from Class A capital transactions	$(31,405)	$(17,478)	$—	$—

Class C
Proceeds from shares issued	$246	$6,854	$—	$—
Distributions reinvested	552	395	—	—
Cost of shares redeemed	(12,991)	(16,722)	—	—

Change in net assets resulting from Class C capital transactions	$(12,193)	$(9,473)	$—	$—

Class I
Proceeds from shares issued	$10,005	$40,086	$41,718	$388,984
Distributions reinvested	3,023	2,739	38,286	14,320
Cost of shares redeemed	(69,458)	(63,918)	(169,787)	(8,753,055)

Change in net assets resulting from Class I capital transactions	$(56,430)	$(21,093)	$(89,783)	$(8,349,751)

Class L
Proceeds from shares issued	$13,398	$55,265	$—	$—
Distributions reinvested	2,405	8,412	—	—
Cost of shares redeemed	(346,212)	(172,181)	—	—

Change in net assets resulting from Class L capital transactions	$(330,409)	$(108,504)	$—	$—

Class R6 (a)(b)
Proceeds from shares issued	$294,863	$20	$53,701	$9,245,823
Distributions reinvested	7,813	—	506,228	144,635
Cost of shares redeemed	(42,130)	—	(2,064,639)	(3,845,027)

Change in net assets resulting from Class R6 capital transactions	$260,546	$20	$(1,504,710)	$5,545,431

Total change in net assets resulting from capital transactions	$(169,891)	$(156,528)	$(1,594,493)	$(2,804,320)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Europe Dynamic Fund.
(b)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan Europe Dynamic Fund		JPMorgan Global Research Enhanced Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	248	1,011	—	—
Reinvested	131	83	—	—
Redeemed	(1,745)	(1,777)	—	—

Change in Class A Shares	(1,366)	(683)	—	—

Class C
Issued	12	288	—	—
Reinvested	30	17	—	—
Redeemed	(646)	(721)	—	—

Change in Class C Shares	(604)	(416)	—	—

Class I
Issued	440	1,455	2,067	17,041
Reinvested	141	102	1,955	633
Redeemed	(3,038)	(2,401)	(8,197)	(388,734)

Change in Class I Shares	(2,457)	(844)	(4,175)	(371,060)

Class L
Issued	577	2,041	—	—
Reinvested	111	310	—	—
Redeemed	(14,510)	(6,665)	—	—

Change in Class L Shares	(13,822)	(4,314)	—	—

Class R6 (a)(b)
Issued	12,295	1	2,688	411,331
Reinvested	363	—	26,139	6,466
Redeemed	(1,764)	—	(102,812)	(169,289)

Change in Class R6 Shares	10,894	1	(73,985)	248,508

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Europe Dynamic Fund.
(b)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Advantage Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$38,451	$51,817	$125,560	$100,845
Distributions reinvested	3,422	4,173	8,068	4,198
Cost of shares redeemed	(45,280)	(109,134)	(76,633)	(131,999)

Change in net assets resulting from Class A capital transactions	$(3,407)	$(53,144)	$56,995	$(26,956)

Class C
Proceeds from shares issued	$175	$733	$2,176	$5,285
Distributions reinvested	25	19	495	210
Cost of shares redeemed	(662)	(631)	(8,733)	(7,946)

Change in net assets resulting from Class C capital transactions	$(462)	$121	$(6,062)	$(2,451)

Class I
Proceeds from shares issued	$19,041	$29,375	$77,428	$111,356
Distributions reinvested	1,457	1,088	5,819	2,206
Cost of shares redeemed	(15,652)	(15,042)	(90,398)	(47,783)

Change in net assets resulting from Class I capital transactions	$4,846	$15,421	$(7,151)	$65,779

Class R2
Proceeds from shares issued	$6,565	$36,008	$1,194	$597
Distributions reinvested	631	165	29	12
Cost of shares redeemed	(8,605)	(8,962)	(1,136)	(597)

Change in net assets resulting from Class R2 capital transactions	$(1,409)	$27,211	$87	$12

Class R5
Proceeds from shares issued	$—	$—	$744	$547
Distributions reinvested	—	—	691	354
Cost of shares redeemed	—	—	(18,958)	(461)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(17,523)	$440

Class R6
Proceeds from shares issued	$108,992	$857,123	$458,174	$1,112,330
Distributions reinvested	82,457	61,869	140,364	59,589
Cost of shares redeemed	(1,807,278)	(190,933)	(2,318,655)	(339,079)

Change in net assets resulting from Class R6 capital transactions	$(1,615,829)	$728,059	$(1,720,117)	$832,840

Total change in net assets resulting from capital transactions	$(1,616,261)	$717,668	$(1,693,771)	$869,664

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan International Advantage Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	2,015	2,376	7,833	5,747
Reinvested	193	191	554	235
Redeemed	(2,379)	(5,011)	(4,832)	(7,496)

Change in Class A Shares	(171)	(2,444)	3,555	(1,514)

Class C
Issued	8	33	147	309
Reinvested	2	1	36	12
Redeemed	(34)	(29)	(577)	(477)

Change in Class C Shares	(24)	5	(394)	(156)

Class I
Issued	962	1,323	4,793	6,224
Reinvested	79	48	394	122
Redeemed	(792)	(665)	(5,690)	(2,700)

Change in Class I Shares	249	706	(503)	3,646

Class R2
Issued	348	1,658	74	35
Reinvested	36	7	2	1
Redeemed	(455)	(418)	(73)	(35)

Change in Class R2 Shares	(71)	1,247	3	1

Class R5
Issued	—	—	45	30
Reinvested	—	—	47	19
Redeemed	—	—	(1,108)	(26)

Change in Class R5 Shares	—	—	(1,016)	23

Class R6
Issued	5,671	37,675	27,715	61,155
Reinvested	4,558	2,771	9,522	3,289
Redeemed	(91,586)	(8,343)	(137,801)	(18,321)

Change in Class R6 Shares	(81,357)	32,103	(100,564)	46,123

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund
	Period Ended October 31, 2019 (a)	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$321	$51,799	$49,806
Distributions reinvested	—	6,196	6,000
Cost of shares redeemed	—	(62,547)	(125,460)

Change in net assets resulting from Class A capital transactions	$321	$(4,552)	$(69,654)

Class C
Proceeds from shares issued	$118	$—	$—

Change in net assets resulting from Class C capital transactions	$118	$—	$—

Class I
Proceeds from shares issued	$57,561	$82,525	$296,315
Distributions reinvested	—	5,050	22,644
Cost of shares redeemed	(3)	(66,489)	(4,846,022)

Change in net assets resulting from Class I capital transactions	$57,558	$21,086	$(4,527,063)

Class R5
Proceeds from shares issued	$20	$—	$—

Change in net assets resulting from Class R5 capital transactions	$20	$—	$—

Class R6 (b)
Proceeds from shares issued	$20	$567,656	$6,049,894
Distributions reinvested	—	149,727	79,541
Cost of shares redeemed	—	(912,718)	(1,298,837)

Change in net assets resulting from Class R6 capital transactions	$20	$(195,335)	$4,830,598

Total change in net assets resulting from capital transactions	$58,037	$(178,801)	$233,881

(a)	Commencement of operations was March 15, 2019.
(b)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan International Hedged Equity Fund		JPMorgan International Research Enhanced Equity Fund
	Period Ended October 31, 2019 (a)		Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	21		3,097	2,675
Reinvested	—		402	321
Redeemed	—		(3,722)	(6,773)

Change in Class A Shares	21		(223)	(3,777)

Class C
Issued	8		—	—

Change in Class C Shares	8		—	—

Class I
Issued	3,829		4,837	15,589
Reinvested	—		324	1,199
Redeemed	—	(b)	(3,915)	(258,407)

Change in Class I Shares	3,829		1,246	(241,619)

Class R5
Issued	1		—	—

Change in Class R5 Shares	1		—	—

Class R6 (c)
Issued	1		32,819	321,785
Reinvested	—		9,647	4,222
Redeemed	—		(53,561)	(69,932)

Change in Class R6 Shares	1		(11,095)	256,075

(a)	Commencement of operations was March 15, 2019.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Unconstrained Equity Fund		JPMorgan International Value Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,607	$70,900	$27,178	$59,408
Distributions reinvested	1,609	450	7,349	6,704
Cost of shares redeemed	(32,948)	(40,013)	(90,605)	(101,490)

Change in net assets resulting from Class A capital transactions	$16,268	$31,337	$(56,078)	$(35,378)

Class C
Proceeds from shares issued	$2,738	$20,087	$419	$2,122
Distributions reinvested	294	85	378	287
Cost of shares redeemed	(10,067)	(7,910)	(5,138)	(7,191)

Change in net assets resulting from Class C capital transactions	$(7,035)	$12,262	$(4,341)	$(4,782)

Class I
Proceeds from shares issued	$86,285	$234,151	$8,440	$38,003
Distributions reinvested	3,656	1,282	2,109	3,381
Cost of shares redeemed	(125,224)	(139,690)	(29,305)	(109,004)

Change in net assets resulting from Class I capital transactions	$(35,283)	$95,743	$(18,756)	$(67,620)

Class L
Proceeds from shares issued	$—	$—	$2,046	$6,316
Distributions reinvested	—	—	762	1,069
Cost of shares redeemed	—	—	(42,881)	(122,248)

Change in net assets resulting from Class L capital transactions	$—	$—	$(40,073)	$(114,863)

Class R2
Proceeds from shares issued	$494	$887	$312	$224
Distributions reinvested	15	2	15	9
Cost of shares redeemed	(377)	(88)	(590)	(420)

Change in net assets resulting from Class R2 capital transactions	$132	$801	$(263)	$(187)

Class R5
Proceeds from shares issued	$603	$5,082	$16	$16
Distributions reinvested	72	1	3	2
Cost of shares redeemed	(1,414)	(952)	— (a)	— (a)

Change in net assets resulting from Class R5 capital transactions	$(739)	$4,131	$19	$18

Class R6
Proceeds from shares issued	$2,126,631	$67,300	$40,286	$59,355
Distributions reinvested	4,394	1,288	4,629	2,922
Cost of shares redeemed	(113,994)	(10,456)	(41,607)	(29,240)

Change in net assets resulting from Class R6 capital transactions	$2,017,031	$58,132	$3,308	$33,037

Total change in net assets resulting from capital transactions	$1,990,374	$202,406	$(116,184)	$(189,775)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan International Unconstrained Equity Fund		JPMorgan International Value Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	2,430	3,352	2,279	4,254
Reinvested	93	21	663	472
Redeemed	(1,724)	(1,953)	(7,568)	(7,447)

Change in Class A Shares	799	1,420	(4,626)	(2,721)

Class C
Issued	141	952	37	155
Reinvested	17	4	35	21
Redeemed	(527)	(398)	(449)	(531)

Change in Class C Shares	(369)	558	(377)	(355)

Class I
Issued	4,374	10,891	695	2,606
Reinvested	209	60	186	233
Redeemed	(6,516)	(6,860)	(2,449)	(7,550)

Change in Class I Shares	(1,933)	4,091	(1,568)	(4,711)

Class L
Issued	—	—	184	432
Reinvested	—	—	67	74
Redeemed	—	—	(3,624)	(8,567)

Change in Class L Shares	—	—	(3,373)	(8,061)

Class R2
Issued	25	42	27	16
Reinvested	1	— (a)	1	1
Redeemed	(19)	(4)	(52)	(31)

Change in Class R2 Shares	7	38	(24)	(14)

Class R5
Issued	30	223	2	1
Reinvested	4	— (a)	— (a)	— (a)
Redeemed	(71)	(46)	— (a)	— (a)

Change in Class R5 Shares	(37)	177	2	1

Class R6
Issued	102,465	3,197	3,351	4,227
Reinvested	252	61	412	203
Redeemed	(5,610)	(513)	(3,438)	(2,078)

Change in Class R6 Shares	97,107	2,745	325	2,352

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Equity Fund
Class A
Year Ended October 31, 2019	$23.84	$0.19		$6.16	$6.35	$(0.12)
Year Ended October 31, 2018	27.58	0.14		(3.84)	(3.70)	(0.04)
Year Ended October 31, 2017	21.79	0.09		5.80	5.89	(0.10)
Year Ended October 31, 2016	19.53	0.09		2.28	2.37	(0.11)
Year Ended October 31, 2015	23.72	0.12	(f)	(4.12)	(4.00)	(0.19)

Class C
Year Ended October 31, 2019	23.08	0.04		5.98	6.02	(0.03)
Year Ended October 31, 2018	26.80	0.02		(3.74)	(3.72)	— (g)
Year Ended October 31, 2017	21.18	(0.04)		5.67	5.63	(0.01)
Year Ended October 31, 2016	18.96	(0.01)		2.23	2.22	—
Year Ended October 31, 2015	23.03	0.03	(f)	(4.02)	(3.99)	(0.08)

Class I
Year Ended October 31, 2019	24.45	0.27		6.29	6.56	(0.22)
Year Ended October 31, 2018	28.29	0.24		(3.96)	(3.72)	(0.12)
Year Ended October 31, 2017	22.33	0.16		5.94	6.10	(0.14)
Year Ended October 31, 2016	19.98	0.13		2.35	2.48	(0.13)
Year Ended October 31, 2015	24.24	0.19	(f)	(4.21)	(4.02)	(0.24)

Class L
Year Ended October 31, 2019	24.63	0.29		6.35	6.64	(0.24)
Year Ended October 31, 2018	28.49	0.26		(3.99)	(3.73)	(0.13)
Year Ended October 31, 2017	22.49	0.21		5.96	6.17	(0.17)
Year Ended October 31, 2016	20.15	0.17		2.35	2.52	(0.18)
Year Ended October 31, 2015	24.42	0.23	(f)	(4.26)	(4.03)	(0.24)

Class R2
Year Ended October 31, 2019	23.73	0.08		6.13	6.21	(0.16)
Year Ended October 31, 2018	27.57	0.07		(3.83)	(3.76)	(0.08)
July 31, 2017 (h) through October 31, 2017	26.40	(0.01)		1.18	1.17	—

Class R3
Year Ended October 31, 2019	23.78	0.25		6.06	6.31	(0.13)
Year Ended October 31, 2018	27.59	0.22		(3.92)	(3.70)	(0.11)
July 31, 2017 (h) through October 31, 2017	26.40	0.01		1.18	1.19	—

Class R4
Year Ended October 31, 2019	24.42	0.27		6.25	6.52	(0.26)
Year Ended October 31, 2018	28.28	0.18		(3.91)	(3.73)	(0.13)
July 31, 2017 (h) through October 31, 2017	27.05	0.02		1.21	1.23	—

Class R5
Year Ended October 31, 2019	24.60	0.31		6.31	6.62	(0.26)
Year Ended October 31, 2018	28.47	0.39		(4.11)	(3.72)	(0.15)
Year Ended October 31, 2017	22.49	0.15		6.01	6.16	(0.18)
September 9, 2016 (h) through October 31, 2016	22.40	0.01		0.08	0.09	—

Class R6
Year Ended October 31, 2019	24.60	0.31		6.35	6.66	(0.26)
Year Ended October 31, 2018	28.46	0.29		(3.99)	(3.70)	(0.16)
Year Ended October 31, 2017	22.46	0.21		5.98	6.19	(0.19)
Year Ended October 31, 2016	20.13	0.19		2.35	2.54	(0.21)
Year Ended October 31, 2015	24.44	0.22	(f)	(4.23)	(4.01)	(0.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$30.07	26.77%	$524,357	1.24%	0.69%		1.47%	34%
23.84	(13.44)	369,490	1.24	0.51		1.52	13
27.58	27.22	525,451	1.35	0.36		1.58	22
21.79	12.25	411,713	1.44	0.44		1.76	23
19.53	(16.95)	274,710	1.61	0.57	(f)	1.88	35

29.07	26.12	56,830	1.74	0.15		1.98	34
23.08	(13.87)	43,612	1.74	0.06		2.02	13
26.80	26.58	48,497	1.85	(0.15)		2.09	22
21.18	11.71	39,568	1.95	(0.06)		2.26	23
18.96	(17.38)	43,387	2.10	0.13	(f)	2.33	35

30.79	27.04	1,725,882	0.99	0.94		1.21	34
24.45	(13.23)	773,142	0.99	0.84		1.26	13
28.29	27.54	629,451	1.10	0.62		1.30	22
22.33	12.51	301,959	1.20	0.66		1.43	23
19.98	(16.70)	502,729	1.35	0.88	(f)	1.48	35

31.03	27.20	926,781	0.89	1.00		1.06	34
24.63	(13.16)	475,997	0.89	0.91		1.11	13
28.49	27.72	430,860	0.95	0.84		1.14	22
22.49	12.71	390,647	1.04	0.84		1.22	23
20.15	(16.60)	316,635	1.21	1.05	(f)	1.31	35

29.78	26.35	145	1.54	0.31		2.26	34
23.73	(13.69)	95	1.54	0.26		2.04	13
27.57	4.43	21	1.60	(0.17)		1.80	22

29.96	26.67	2,151	1.29	0.90		1.49	34
23.78	(13.49)	341	1.29	0.81		1.59	13
27.59	4.51	21	1.35	0.08		1.55	22

30.68	26.98	1,300	1.04	0.94		1.23	34
24.42	(13.25)	26	1.04	0.63		1.62	13
28.28	4.55	21	1.10	0.33		1.30	22

30.96	27.19	41,872	0.89	1.08		1.08	34
24.60	(13.14)	1,672	0.89	1.37		1.11	13
28.47	27.72	217	0.95	0.58		3.36	22
22.49	0.40	20	0.90	0.28		1.08	23

31.00	27.36	3,034,359	0.79	1.09		0.96	34
24.60	(13.08)	2,936,830	0.79	1.00		1.01	13
28.46	27.87	2,813,349	0.85	0.85		1.01	22
22.46	12.83	1,980,671	0.94	0.96		1.08	23
20.13	(16.54)	1,128,390	1.10	0.99	(f)	1.16	35

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
January 30, 2019 (g) through October 31, 2019	$16.22	$0.31	$0.25	$0.56	$—

Class R6
December 11, 2018 (h) through October 31, 2019	15.00	0.42	1.46	1.88	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of offering of class of shares.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)

$16.78	3.45%	$5	0.44%	2.52%	0.70%	28%

16.80	12.60	2,090,569	0.34	2.90	0.46	28

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Year Ended October 31, 2019	$23.01	$0.61	$1.18	$1.79	$(0.55)
Year Ended October 31, 2018	27.04	0.42	(4.08)	(3.66)	(0.37)
Year Ended October 31, 2017	21.94	0.37	5.15	5.52	(0.42)
Year Ended October 31, 2016	24.41	0.37	(2.55)	(2.18)	(0.29)
Year Ended October 31, 2015	24.54	0.36	0.32	0.68	(0.81)

Class C
Year Ended October 31, 2019	20.39	0.44	1.06	1.50	(0.42)
Year Ended October 31, 2018	24.00	0.25	(3.62)	(3.37)	(0.24)
Year Ended October 31, 2017	19.52	0.23	4.58	4.81	(0.33)
Year Ended October 31, 2016	21.77	0.23	(2.27)	(2.04)	(0.21)
Year Ended October 31, 2015	21.99	0.21	0.29	0.50	(0.72)

Class I
Year Ended October 31, 2019	23.48	0.67	1.21	1.88	(0.61)
Year Ended October 31, 2018	27.60	0.49	(4.17)	(3.68)	(0.44)
Year Ended October 31, 2017	22.37	0.46	5.25	5.71	(0.48)
Year Ended October 31, 2016	24.83	0.44	(2.59)	(2.15)	(0.31)
Year Ended October 31, 2015	24.95	0.45	0.32	0.77	(0.89)

Class L
Year Ended October 31, 2019	23.70	0.65	1.27	1.92	(0.57)
Year Ended October 31, 2018	27.85	0.51	(4.18)	(3.67)	(0.48)
Year Ended October 31, 2017	22.61	0.52	5.27	5.79	(0.55)
Year Ended October 31, 2016	25.13	0.49	(2.60)	(2.11)	(0.41)
Year Ended October 31, 2015	25.23	0.54	0.28	0.82	(0.92)

Class R6
Year Ended October 31, 2019	23.70	0.75	1.19	1.94	(0.68)
October 1, 2018 (f) through October 31, 2018	26.32	0.01	(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$24.25	8.14%	$98,294	1.24%	2.67%	1.31%	83%
23.01	(13.72)	124,681	1.24	1.58	1.29	149
27.04	25.65	165,020	1.36	1.52	1.36	189
21.94	(8.98)	162,767	1.42	1.66	1.43	142
24.41	2.86	219,548	1.41	1.48	1.41	167

21.47	7.64	19,798	1.74	2.15	1.80	83
20.39	(14.18)	31,125	1.74	1.08	1.79	149
24.00	25.02	46,615	1.85	1.07	1.86	189
19.52	(9.42)	50,152	1.91	1.16	1.92	142
21.77	2.37	75,145	1.91	0.98	1.91	167

24.75	8.44	86,582	0.99	2.86	1.05	83
23.48	(13.53)	139,858	0.99	1.84	1.04	149
27.60	26.06	187,678	1.06	1.85	1.07	189
22.37	(8.73)	145,080	1.10	1.95	1.10	142
24.83	3.22	579,389	1.07	1.81	1.07	167

25.05	8.49	65,686	0.89	2.77	0.90	83
23.70	(13.41)	389,665	0.88	1.88	0.89	149
27.85	26.22	578,183	0.90	2.07	0.91	189
22.61	(8.48)	424,388	0.90	2.16	0.90	142
25.13	3.36	194,930	0.90	2.16	0.91	167

24.96	8.65	271,885	0.79	3.17	0.79	83
23.70	(9.95)	18	0.82	0.67	0.83	149

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Research Enhanced Index Fund
Class I
Year Ended October 31, 2019	$21.98	$0.45	$2.13	$2.58	$(0.58)	$(1.51)	$(2.09)
Year Ended October 31, 2018	22.16	0.43	(0.41)	0.02	(0.20)	—	(0.20)
Year Ended October 31, 2017	18.37	0.39	3.82	4.21	(0.42)	—	(0.42)
Year Ended October 31, 2016	18.56	0.39	(0.24)	0.15	(0.34)	—	(0.34)
Year Ended October 31, 2015	18.81	0.39	(0.12)	0.27	(0.27)	(0.25)	(0.52)

Class R6
Year Ended October 31, 2019	21.76	0.47	2.10	2.57	(0.61)	(1.51)	(2.12)
November 1, 2017 (f) through October 31, 2018	22.19	0.47	(0.45)	0.02	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$22.47	13.38%	$354,659	0.34%	2.15%	0.55%	29%
21.98	0.09	438,715	0.34	1.88	0.55	45
22.16	23.29	8,663,460	0.34	1.93	0.55	33
18.37	0.91	6,907,246	0.34	2.19	0.55	35
18.56	1.51	7,415,218	0.33	2.06	0.56	44

22.21	13.50	3,875,493	0.25	2.24	0.30	29
21.76	0.03	5,408,261	0.25	2.07	0.30	45

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Advantage Fund
Class A
Year Ended October 31, 2019	$19.49	$0.52		$0.31	$0.83	$(0.42)
Year Ended October 31, 2018	22.22	0.44		(2.77)	(2.33)	(0.40)
Year Ended October 31, 2017	18.44	0.33		3.83	4.16	(0.38)
Year Ended October 31, 2016	19.36	0.40	(f)	(0.99)	(0.59)	(0.33)
Year Ended October 31, 2015	19.49	0.34	(f)	(0.26)	0.08	(0.21)

Class C
Year Ended October 31, 2019	19.70	0.43		0.31	0.74	(0.31)
Year Ended October 31, 2018	22.40	0.37		(2.83)	(2.46)	(0.24)
Year Ended October 31, 2017	18.57	0.22		3.87	4.09	(0.26)
Year Ended October 31, 2016	19.52	0.28	(f)	(0.97)	(0.69)	(0.26)
Year Ended October 31, 2015	19.63	0.23	(f)	(0.24)	(0.01)	(0.10)

Class I
Year Ended October 31, 2019	20.30	0.60		0.29	0.89	(0.48)
Year Ended October 31, 2018	23.12	0.54		(2.90)	(2.36)	(0.46)
Year Ended October 31, 2017	19.20	0.42		3.97	4.39	(0.47)
Year Ended October 31, 2016	20.13	0.46	(f)	(1.01)	(0.55)	(0.38)
Year Ended October 31, 2015	20.22	0.42	(f)	(0.26)	0.16	(0.25)

Class R2
Year Ended October 31, 2019	19.21	0.46		0.29	0.75	(0.39)
Year Ended October 31, 2018	22.01	0.52		(2.88)	(2.36)	(0.44)
Year Ended October 31, 2017	18.29	0.01		4.07	4.08	(0.36)
Year Ended October 31, 2016	19.21	0.36	(f)	(1.01)	(0.65)	(0.27)
Year Ended October 31, 2015	19.31	0.38	(f)	(0.34)	0.04	(0.14)

Class R6
Year Ended October 31, 2019	20.00	0.64		0.28	0.92	(0.52)
Year Ended October 31, 2018	22.78	0.58		(2.87)	(2.29)	(0.49)
Year Ended October 31, 2017	18.91	0.43		3.92	4.35	(0.48)
Year Ended October 31, 2016	19.84	0.49	(f)	(1.01)	(0.52)	(0.41)
May 29, 2015 (g) through October 31, 2015	21.08	0.12	(f)	(1.36)	(1.24)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$19.90	4.51%	$156,230	0.96%	2.72%		1.20%	74%
19.49	(10.69)	156,382	1.00	2.02		1.22	51
22.22	22.98	232,530	1.21	1.66		1.22	82
18.44	(3.07)	164,327	1.25	2.21	(f)	1.29	38
19.36	0.45	152,834	1.29	1.75	(f)	1.49	33

20.13	3.92	1,210	1.47	2.19		1.72	74
19.70	(11.08)	1,652	1.50	1.69		1.74	51
22.40	22.30	1,773	1.75	1.07		1.81	82
18.57	(3.56)	2,287	1.75	1.52	(f)	1.87	38
19.52	(0.05)	2,789	1.78	1.17	(f)	1.91	33

20.71	4.70	67,146	0.71	3.02		0.94	74
20.30	(10.43)	60,739	0.75	2.37		0.96	51
23.12	23.39	52,871	0.90	1.99		0.99	82
19.20	(2.73)	16,363	0.90	2.44	(f)	1.08	38
20.13	0.80	19,292	0.97	2.04	(f)	1.12	33

19.57	4.15	30,819	1.26	2.44		1.66	74
19.21	(10.93)	31,619	1.30	2.45		1.69	51
22.01	22.70	8,790	1.49	0.07		1.54	82
18.29	(3.36)	503	1.50	2.02	(f)	1.75	38
19.21	0.24	227	1.52	1.91	(f)	1.69	33

20.40	4.94	1,555,944	0.52	3.27		0.69	74
20.00	(10.26)	3,152,864	0.55	2.59		0.71	51
22.78	23.59	2,859,645	0.71	2.12		0.71	82
18.91	(2.59)	2,487,086	0.71	2.65	(f)	0.72	38
19.84	(5.88)	1,854,941	0.73	1.47	(f)	0.74	33

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Year Ended October 31, 2019	$15.56	$0.33	$1.89	$2.22	$(0.33)	$(0.18)	$(0.51)
Year Ended October 31, 2018	17.81	0.33	(2.33)	(2.00)	(0.25)	—	(0.25)
Year Ended October 31, 2017	14.24	0.22	3.39	3.61	(0.04)	—	(0.04)
Year Ended October 31, 2016	14.75	0.22	(0.51)	(0.29)	(0.22)	—	(0.22)
Year Ended October 31, 2015	15.25	0.23	(0.50)	(0.27)	(0.23)	—	(0.23)

Class C
Year Ended October 31, 2019	14.68	0.23	1.80	2.03	(0.24)	(0.18)	(0.42)
Year Ended October 31, 2018	16.83	0.25	(2.23)	(1.98)	(0.17)	—	(0.17)
Year Ended October 31, 2017	13.50	0.12	3.22	3.34	(0.01)	—	(0.01)
Year Ended October 31, 2016	14.02	0.13	(0.47)	(0.34)	(0.18)	—	(0.18)
Year Ended October 31, 2015	14.52	0.15	(0.48)	(0.33)	(0.17)	—	(0.17)

Class I
Year Ended October 31, 2019	15.82	0.36	1.93	2.29	(0.37)	(0.18)	(0.55)
Year Ended October 31, 2018	18.09	0.41	(2.40)	(1.99)	(0.28)	—	(0.28)
Year Ended October 31, 2017	14.45	0.26	3.44	3.70	(0.06)	—	(0.06)
Year Ended October 31, 2016	14.95	0.24	(0.48)	(0.24)	(0.26)	—	(0.26)
Year Ended October 31, 2015	15.45	0.29	(0.53)	(0.24)	(0.26)	—	(0.26)

Class R2
Year Ended October 31, 2019	15.44	0.28	1.88	2.16	(0.28)	(0.18)	(0.46)
Year Ended October 31, 2018	17.70	0.29	(2.33)	(2.04)	(0.22)	—	(0.22)
Year Ended October 31, 2017	14.17	0.17	3.38	3.55	(0.02)	—	(0.02)
Year Ended October 31, 2016	14.69	0.18	(0.50)	(0.32)	(0.20)	—	(0.20)
Year Ended October 31, 2015	15.19	0.20	(0.51)	(0.31)	(0.19)	—	(0.19)

Class R5
Year Ended October 31, 2019	15.85	0.38	1.94	2.32	(0.39)	(0.18)	(0.57)
Year Ended October 31, 2018	18.13	0.41	(2.40)	(1.99)	(0.29)	—	(0.29)
Year Ended October 31, 2017	14.47	0.21	3.52	3.73	(0.07)	—	(0.07)
Year Ended October 31, 2016	14.97	0.27	(0.49)	(0.22)	(0.28)	—	(0.28)
Year Ended October 31, 2015	15.46	0.29	(0.49)	(0.20)	(0.29)	—	(0.29)

Class R6
Year Ended October 31, 2019	15.86	0.40	1.93	2.33	(0.40)	(0.18)	(0.58)
Year Ended October 31, 2018	18.13	0.43	(2.39)	(1.96)	(0.31)	—	(0.31)
Year Ended October 31, 2017	14.46	0.29	3.46	3.75	(0.08)	—	(0.08)
Year Ended October 31, 2016	14.97	0.29	(0.51)	(0.22)	(0.29)	—	(0.29)
Year Ended October 31, 2015	15.46	0.32	(0.52)	(0.20)	(0.29)	—	(0.29)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$17.27	14.93%	$328,312	0.95%	2.03%	1.22%	25%
15.56	(11.42)	240,394	0.95	1.88	1.32	33
17.81	25.43	302,130	1.23	1.39	1.35	17
14.24	(1.83)	216,932	1.31	1.62	1.49	11
14.75	(1.89)	224,370	1.31	1.50	1.59	13

16.29	14.39	14,549	1.45	1.51	1.74	25
14.68	(11.89)	18,899	1.45	1.48	1.83	33
16.83	24.79	24,281	1.74	0.83	1.88	17
13.50	(2.31)	22,235	1.81	0.97	2.06	11
14.02	(2.36)	28,313	1.81	1.02	2.05	13

17.56	15.20	190,885	0.70	2.22	0.96	25
15.82	(11.20)	179,831	0.70	2.30	1.06	33
18.09	25.69	139,715	0.99	1.59	1.10	17
14.45	(1.50)	94,362	1.06	1.69	1.24	11
14.95	(1.66)	522,402	1.06	1.84	1.19	13

17.14	14.58	2,099	1.25	1.75	1.57	25
15.44	(11.68)	1,833	1.25	1.64	1.60	33
17.70	25.12	2,096	1.49	1.07	1.71	17
14.17	(2.08)	1,461	1.56	1.28	1.95	11
14.69	(2.14)	1,203	1.56	1.28	1.92	13

17.60	15.38	3,778	0.60	2.31	0.83	25
15.85	(11.16)	19,516	0.60	2.31	0.91	33
18.13	25.88	21,891	0.84	1.36	0.93	17
14.47	(1.34)	58,836	0.86	1.93	1.02	11
14.97	(1.42)	57,500	0.86	1.88	1.06	13

17.61	15.50	2,457,383	0.50	2.46	0.72	25
15.86	(11.04)	3,808,621	0.50	2.42	0.81	33
18.13	26.04	3,516,978	0.74	1.84	0.81	17
14.46	(1.36)	3,030,640	0.81	2.05	0.91	11
14.97	(1.37)	2,088,835	0.80	2.03	0.91	13

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations
JPMorgan International Hedged Equity Fund
Class A
March 15, 2019 (g) through October 31, 2019	$15.00	$0.19	$0.39	$0.58

Class C
March 15, 2019 (g) through October 31, 2019	15.00	0.16	0.37	0.53

Class I
March 15, 2019 (g) through October 31, 2019	15.00	0.32	0.29	0.61

Class R5
March 15, 2019 (g) through October 31, 2019	15.00	0.34	0.28	0.62

Class R6
March 15, 2019 (g) through October 31, 2019	15.00	0.35	0.28	0.63

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)

$15.58	3.87%	$330	0.85%	1.95%	1.31%	9%

15.53	3.53	119	1.35	1.73	1.92	9

15.61	4.07	59,751	0.60	3.38	1.19	9

15.62	4.13	21	0.45	3.59	1.03	9

15.63	4.20	21	0.35	3.69	0.93	9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2019	$16.79	$0.51		$1.15	$1.66	$(0.52)	$—	$(0.52)
Year Ended October 31, 2018	18.76	0.45		(2.04)	(1.59)	(0.19)	(0.19)	(0.38)
Year Ended October 31, 2017	15.54	0.34		3.23	3.57	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.54	0.40	(f)	(0.89)	(0.49)	(0.36)	(0.15)	(0.51)
Year Ended October 31, 2015	20.38	0.43		(0.60)	(0.17)	(0.40)	(3.27)	(3.67)

Class I
Year Ended October 31, 2019	17.01	0.56		1.16	1.72	(0.56)	—	(0.56)
Year Ended October 31, 2018	18.92	0.35		(1.91)	(1.56)	(0.16)	(0.19)	(0.35)
Year Ended October 31, 2017	15.68	0.41		3.23	3.64	(0.40)	—	(0.40)
Year Ended October 31, 2016	16.70	0.46	(f)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)
Year Ended October 31, 2015	20.54	0.48		(0.60)	(0.12)	(0.45)	(3.27)	(3.72)

Class R6
Year Ended October 31, 2019	16.97	0.57		1.16	1.73	(0.59)	—	(0.59)
November 1, 2017 (h) through October 31, 2018	18.98	0.56		(2.16)	(1.60)	(0.22)	(0.19)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$17.93	10.39%	$213,256	0.60%	3.00%		0.83%	22%
16.79	(8.66)	203,437	0.60	2.40		0.84	42
18.76	23.41	298,112	0.59	1.98		0.90	33
15.54	(2.94)	69,626	0.60	2.60	(f)	1.02	24
16.54	(0.29)	82,667	0.60	2.51		0.99	39

18.17	10.65	185,680	0.35	3.28		0.56	22
17.01	(8.42)	152,610	0.35	1.85		0.56	42
18.92	23.71	4,740,590	0.34	2.37		0.58	33
15.68	(2.72)	1,241,856	0.34	2.98	(f)	0.59	24
16.70	0.00 (g)	779,908	0.35	2.79		0.60	39

18.11	10.78	4,435,538	0.25	3.37		0.31	22
16.97	(8.60)	4,344,571	0.25	3.00		0.32	42

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Unconstrained Equity Fund
Class A
Year Ended October 31, 2019	$18.24	$0.26		$3.02	$3.28	$(0.37)	$—	$(0.37)
Year Ended October 31, 2018	21.14	0.36		(3.13)	(2.77)	(0.13)	—	(0.13)
Year Ended October 31, 2017	17.24	0.16		4.09	4.25	(0.35)	—	(0.35)
Year Ended October 31, 2016	17.61	0.22	(d)	(0.55)	(0.33)	(0.04)	—	(0.04)
Year Ended October 31, 2015	18.59	0.09	(d)	0.39	0.48	(0.17)	(1.29)	(1.46)

Class C
Year Ended October 31, 2019	17.98	0.16		2.97	3.13	(0.25)	—	(0.25)
Year Ended October 31, 2018	20.90	0.26		(3.09)	(2.83)	(0.09)	—	(0.09)
Year Ended October 31, 2017	17.04	0.05		4.06	4.11	(0.25)	—	(0.25)
Year Ended October 31, 2016	17.45	0.13	(d)	(0.53)	(0.40)	(0.01)	—	(0.01)
Year Ended October 31, 2015	18.44	(0.02	)(d)	0.39	0.37	(0.07)	(1.29)	(1.36)

Class I
Year Ended October 31, 2019	18.49	0.31		3.04	3.35	(0.41)	—	(0.41)
Year Ended October 31, 2018	21.41	0.44		(3.19)	(2.75)	(0.17)	—	(0.17)
Year Ended October 31, 2017	17.45	0.23		4.13	4.36	(0.40)	—	(0.40)
Year Ended October 31, 2016	17.71	0.24	(d)	(0.50)	(0.26)	—	—	—
Year Ended October 31, 2015	18.67	0.15	(d)	0.38	0.53	(0.20)	(1.29)	(1.49)

Class R2
Year Ended October 31, 2019	18.14	0.21		2.98	3.19	(0.34)	—	(0.34)
Year Ended October 31, 2018	21.11	0.35		(3.17)	(2.82)	(0.15)	—	(0.15)
Year Ended October 31, 2017	17.21	0.06		4.14	4.20	(0.30)	—	(0.30)
Year Ended October 31, 2016	17.57	0.15	(d)	(0.51)	(0.36)	—	—	—
Year Ended October 31, 2015	18.55	0.03	(d)	0.39	0.42	(0.11)	(1.29)	(1.40)

Class R5
Year Ended October 31, 2019	18.49	0.34		3.03	3.37	(0.44)	—	(0.44)
Year Ended October 31, 2018	21.39	0.53		(3.25)	(2.72)	(0.18)	—	(0.18)
Year Ended October 31, 2017	17.44	0.20		4.17	4.37	(0.42)	—	(0.42)
Year Ended October 31, 2016	17.75	0.27	(d)	(0.52)	(0.25)	(0.06)	—	(0.06)
Year Ended October 31, 2015	18.72	0.16	(d)	0.39	0.55	(0.23)	(1.29)	(1.52)

Class R6
Year Ended October 31, 2019	18.50	0.27		3.13	3.40	(0.46)	—	(0.46)
Year Ended October 31, 2018	21.40	0.44		(3.16)	(2.72)	(0.18)	—	(0.18)
Year Ended October 31, 2017	17.45	0.26		4.12	4.38	(0.43)	—	(0.43)
Year Ended October 31, 2016	17.76	0.29	(d)	(0.52)	(0.23)	(0.08)	—	(0.08)
Year Ended October 31, 2015	18.73	(0.01	)(d)	0.57	0.56	(0.24)	(1.29)	(1.53)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$21.15	18.41%	$114,629	1.00%	1.33%		1.32%	34%
18.24	(13.20)	84,325	1.00	1.75		1.38	63
21.14	25.16	67,684	1.24	0.83		1.46	38
17.24	(1.86)	14,034	1.24	1.28	(d)	1.61	51
17.61	3.04	5,824	1.24	0.49	(d)	2.31	42

20.86	17.73	18,447	1.50	0.83		1.84	34
17.98	(13.60)	22,532	1.50	1.29		1.89	63
20.90	24.51	14,534	1.74	0.27		2.00	38
17.04	(2.28)	4,626	1.74	0.75	(d)	2.14	51
17.45	2.39	3,439	1.74	(0.12	)(d)	2.79	42

21.43	18.62	177,764	0.75	1.57		1.08	34
18.49	(12.96)	189,061	0.75	2.09		1.13	63
21.41	25.60	131,356	0.89	1.14		1.19	38
17.45	(1.47)	9,929	0.89	1.41	(d)	1.35	51
17.71	3.29	59,858	0.89	0.83	(d)	1.84	42

20.99	18.01	1,049	1.30	1.05		1.74	34
18.14	(13.46)	773	1.30	1.70		1.72	63
21.11	24.85	97	1.49	0.31		2.79	38
17.21	(2.05)	20	1.49	0.87	(d)	4.37	51
17.57	2.67	20	1.51	0.19	(d)	5.11	42

21.42	18.76	3,082	0.65	1.71		1.04	34
18.49	(12.84)	3,341	0.65	2.56		1.07	63
21.39	25.67	90	0.79	1.01		2.44	38
17.44	(1.38)	20	0.80	1.57	(d)	3.59	51
17.75	3.43	20	0.81	0.89	(d)	4.43	42

21.44	18.95	2,284,670	0.55	1.32		0.77	34
18.50	(12.81)	175,198	0.55	2.12		0.87	63
21.40	25.72	143,868	0.74	1.37		0.95	38
17.45	(1.29)	81,146	0.74	1.70	(d)	1.02	51
17.76	3.48	5,335	0.74	(0.05	)(d)	2.87	42

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund
Class A
Year Ended October 31, 2019	$12.44	$0.44		$(0.20)	$0.24	$(0.46)
Year Ended October 31, 2018	14.26	0.36		(1.87)	(1.51)	(0.31)
Year Ended October 31, 2017	12.23	0.22		2.50	2.72	(0.69)
Year Ended October 31, 2016	13.02	0.23		(0.88)	(0.65)	(0.14)
Year Ended October 31, 2015	14.14	0.18	(f)	(0.83)	(0.65)	(0.47)

Class C
Year Ended October 31, 2019	12.02	0.36		(0.18)	0.18	(0.39)
Year Ended October 31, 2018	13.78	0.28		(1.82)	(1.54)	(0.22)
Year Ended October 31, 2017	11.88	0.15		2.42	2.57	(0.67)
Year Ended October 31, 2016	12.65	0.17		(0.87)	(0.70)	(0.07)
Year Ended October 31, 2015	13.72	0.10	(f)	(0.78)	(0.68)	(0.39)

Class I
Year Ended October 31, 2019	12.76	0.48		(0.20)	0.28	(0.50)
Year Ended October 31, 2018	14.62	0.41		(1.92)	(1.51)	(0.35)
Year Ended October 31, 2017	12.57	0.28		2.55	2.83	(0.78)
Year Ended October 31, 2016	13.37	0.28		(0.91)	(0.63)	(0.17)
Year Ended October 31, 2015	14.48	0.23	(f)	(0.84)	(0.61)	(0.50)

Class L
Year Ended October 31, 2019	12.70	0.46		(0.17)	0.29	(0.52)
Year Ended October 31, 2018	14.55	0.41		(1.90)	(1.49)	(0.36)
Year Ended October 31, 2017	12.50	0.27		2.57	2.84	(0.79)
Year Ended October 31, 2016	13.29	0.31		(0.93)	(0.62)	(0.17)
Year Ended October 31, 2015	14.41	0.23	(f)	(0.83)	(0.60)	(0.52)

Class R2
Year Ended October 31, 2019	12.20	0.40		(0.20)	0.20	(0.44)
Year Ended October 31, 2018	14.01	0.31		(1.84)	(1.53)	(0.28)
Year Ended October 31, 2017	12.04	0.19		2.46	2.65	(0.68)
Year Ended October 31, 2016	12.83	0.19		(0.87)	(0.68)	(0.11)
Year Ended October 31, 2015	13.93	0.14	(f)	(0.81)	(0.67)	(0.43)

Class R5
Year Ended October 31, 2019	12.65	0.49		(0.21)	0.28	(0.53)
Year Ended October 31, 2018	14.51	0.42		(1.91)	(1.49)	(0.37)
Year Ended October 31, 2017	12.51	0.23		2.59	2.82	(0.82)
September 9, 2016 (g) through October 31, 2016	12.55	0.03		(0.07)	(0.04)	—

Class R6
Year Ended October 31, 2019	12.67	0.51		(0.21)	0.30	(0.54)
Year Ended October 31, 2018	14.53	0.43		(1.91)	(1.48)	(0.38)
Year Ended October 31, 2017	12.51	0.31		2.53	2.84	(0.82)
Year Ended October 31, 2016	13.31	0.37		(0.96)	(0.59)	(0.21)
Year Ended October 31, 2015	14.42	0.18	(f)	(0.76)	(0.58)	(0.53)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$12.22	2.30%	$181,458	1.00%	3.69%		1.28%	61%
12.44	(10.88)	242,231	1.00	2.59		1.27	90
14.26	23.30	316,510	1.35	1.71		1.35	31
12.23	(5.01)	573,449	1.35	1.91		1.43	61
13.02	(4.63)	695,251	1.35	1.31	(f)	1.45	74

11.81	1.82	9,358	1.50	3.15		1.80	61
12.02	(11.37)	14,055	1.50	2.06		1.78	90
13.78	22.67	20,997	1.85	1.21		1.87	31
11.88	(5.54)	24,453	1.85	1.43		1.91	61
12.65	(5.01)	31,296	1.85	0.79	(f)	1.90	74

12.54	2.56	45,503	0.75	3.91		1.03	61
12.76	(10.62)	66,291	0.75	2.84		1.02	90
14.62	23.66	144,875	1.04	2.07		1.04	31
12.57	(4.74)	157,867	1.01	2.28		1.02	61
13.37	(4.28)	233,045	1.03	1.62	(f)	1.03	74

12.47	2.69	30,256	0.65	3.81		0.87	61
12.70	(10.57)	73,651	0.65	2.84		0.87	90
14.55	23.88	201,672	0.87	2.03		0.88	31
12.50	(4.63)	523,251	0.90	2.53		0.91	61
13.29	(4.23)	1,480,321	0.95	1.63	(f)	0.99	74

11.96	2.00	722	1.30	3.47		1.69	61
12.20	(11.19)	1,025	1.30	2.27		1.59	90
14.01	23.02	1,369	1.58	1.52		1.73	31
12.04	(5.28)	1,182	1.59	1.65		1.91	61
12.83	(4.84)	1,929	1.60	1.01	(f)	2.01	74

12.40	2.64	88	0.65	4.08		0.87	61
12.65	(10.58)	70	0.65	2.97		0.91	90
14.51	23.81	62	0.93	1.69		4.00	31
12.51	(0.32)	20	0.79	1.52		0.79	61

12.43	2.83	125,887	0.55	4.22		0.77	61
12.67	(10.49)	124,246	0.55	3.06		0.77	90
14.53	23.99	108,302	0.80	2.28		0.82	31
12.51	(4.45)	27,998	0.72	3.00		0.73	61
13.31	(4.04)	2,354	0.73	1.32	(f)	0.73	74

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004, November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004, November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund(1)	Class I(2) and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund	Class A, Class C, Class I, Class L and Class R6(3)	JPM I	Diversified
JPMorgan Global Research Enhanced Index Fund	Class I and Class R6(4)	JPM I	Diversified
JPMorgan International Advantage Fund	Class A, Class C, Class I, Class R2 and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund(5)	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan International Research Enhanced Equity Fund	Class A, Class I and Class R6(4)	JPM II	Diversified
JPMorgan International Unconstrained Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified

(1)	The JPMorgan Emerging Markets Research Enhanced Equity Fund commenced operations on December 11, 2018.
(2)	Class I commenced operations on January 30, 2019.
(3)	Class R6 Shares commenced operations on October 1, 2018.
(4)	Class R6 Shares commenced operations on November 1, 2017.
(5)	The JPMorgan International Hedged Equity Fund commenced operations on March 15, 2019.

Class L Shares of the JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) and JPMorgan International Value Fund (“International Value Fund”) are publicly offered on a limited basis.

As of October 9, 2017, Class A Shares of the JPMorgan International Research Enhanced Equity Fund (“International Research Enhanced Equity Fund”) were publicly offered on a limited basis.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return.

The investment objective of JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”), JPMorgan Global Research Enhanced Index Fund (“Global Research Enhanced Index Fund”), International Research Enhanced Equity Fund, JPMorgan International Unconstrained Equity Fund (“International Unconstrained Equity Fund”) and International Value Fund is to seek to provide long-term capital appreciation.

The investment objective of Europe Dynamic Fund is to seek total return from long-term capital growth. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Advantage Fund (“International Advantage Fund”) is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Hedged Equity Fund (“International Hedged Equity Fund”) is to seek to provide capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$18,691	$—	$18,691
China	812,654	1,019,732	—	1,832,386
Hong Kong	—	479,122	—	479,122
Hungary	—	76,660	—	76,660
India	215,011	1,023,109	—	1,238,120
Indonesia	—	151,983	—	151,983
Macau	—	75,382	—	75,382
Portugal	—	88,997	—	88,997
Russia	33,911	162,972	—	196,883
South Africa	—	254,535	—	254,535
South Korea	—	299,553	—	299,553
Taiwan	323,436	101,898	—	425,334
Turkey	40,462	12,067	—	52,529
Other Common Stocks	984,525	—	—	984,525

Total Common Stocks	2,409,999	3,764,701	—	6,174,700

Short-Term Investments
Investment Companies	168,369	—	—	168,369
Investment of cash collateral from securities loaned	13,486	—	—	13,486

Total Investments in Securities	$2,591,854	$3,764,701	$—	$6,356,555

Emerging Markets Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
China	$158,506	$510,547	$—	$669,053
Czech Republic	—	7,488	—	7,488
Greece	—	2,043	—	2,043
Hong Kong	1,858	13,212	—	15,070
Hungary	4,282	9,650	—	13,932
Indonesia	—	44,708	—	44,708
Malaysia	—	25,965	—	25,965
Philippines	—	10,519	—	10,519
Poland	—	22,992	—	22,992
Qatar	—	8,049	—	8,049
Russia	21,318	73,837	—	95,155
Saudi Arabia	2,923	40,269	—	43,192
Singapore	—	2,049	—	2,049
South Africa	3,522	84,371	—	87,893
South Korea	—	270,828	—	270,828
Taiwan	96,014	144,156	—	240,170
Thailand	21,064	26,187	—	47,251
Turkey	4,440	15,301	—	19,741
United Arab Emirates	—	2,173	—	2,173
United Kingdom	—	1,733	—	1,733
Other Common Stocks	254,612	—	—	254,612

Total Common Stocks	568,539	1,316,077	—	1,884,616

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

Emerging Markets Research Enhanced Equity Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Exchange-Traded Funds	$178,948	$—	$—	$178,948
Short-Term Investments
Investment Companies	22,226	—	—	22,226
Investment of cash collateral from securities loaned	2,216	—	—	2,216

Total Investments in Securities	$771,929	$1,316,077	$—	$2,088,006

Europe Dynamic Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$12,666	$—	$12,666
Austria	—	3,723	—	3,723
Belgium	—	8,595	—	8,595
Finland	—	16,908	—	16,908
France	—	86,996	—	86,996
Germany	4,696	63,428	—	68,124
Italy	—	24,930	—	24,930
Netherlands	—	42,997	—	42,997
Norway	—	9,902	—	9,902
Russia	—	7,370	—	7,370
South Africa	—	6,688	—	6,688
Spain	—	14,164	—	14,164
Sweden	—	17,426	—	17,426
Switzerland	—	116,741	—	116,741
United Kingdom	8,085	89,701	—	97,786
Other Common Stocks	4,970	—	—	4,970

Total Common Stocks	17,751	522,235	—	539,986

Short-Term Investments
Investment Companies	130	—	—	130
Investment of cash collateral from securities loaned	286	—	—	286

Total Investments in Securities	$18,167	$522,235	$—	$540,402

Depreciation in Other Financial Instruments
Futures Contracts	$(12)	$—	$—	$(12)

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Global Research Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$124,504	$—	$124,504
Austria	—	6,320	—	6,320
Belgium	—	10,328	—	10,328
China	1,612	2,747	—	4,359
Denmark	—	28,372	—	28,372
Finland	3,984	11,062	—	15,046
France	—	179,553	—	179,553
Germany	11,282	107,637	—	118,919
Hong Kong	—	46,847	—	46,847
Ireland	5,184	18,111	—	23,295
Italy	—	28,410	—	28,410
Japan	1,389	344,833	—	346,222
Macau	—	4,118	—	4,118
Netherlands	3,835	86,603	—	90,438
New Zealand	—	3,159	—	3,159
Norway	—	5,424	—	5,424
Singapore	—	20,766	—	20,766
Spain	—	32,511	—	32,511
Sweden	—	23,627	—	23,627
Switzerland	—	117,851	—	117,851
United Kingdom	12,981	188,568	—	201,549
United States	2,581,365	3,616	—	2,584,981
Other Common Stocks	149,793	—	—	149,793

Total Common Stocks	2,771,425	1,394,967	—	4,166,392

Investment of cash collateral from securities loaned	39,184	—	—	39,184

Total Investments in Securities	$2,810,609	$1,394,967	$—	4,205,576

Appreciation in Other Financial Instruments
Futures Contracts	$30	$—	$—	$30

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

International Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$154,275	$—	$154,275
Austria	—	16,417	—	16,417
Belgium	—	31,318	—	31,318
China	—	3,918	—	3,918
Denmark	3,437	15,245	—	18,682
Finland	—	19,779	—	19,779
France	3,331	145,235	—	148,566
Germany	21,968	124,602	—	146,570
Ghana	—	5,920	—	5,920
Hong Kong	—	16,755	—	16,755
India	—	1,589	—	1,589
Ireland	—	3,208	—	3,208
Israel	—	6,611	—	6,611
Italy	—	15,684	—	15,684
Japan	—	427,415	—	427,415
Netherlands	—	114,162	—	114,162
Norway	—	34,939	—	34,939
Russia	—	4,864	—	4,864
Singapore	—	31,386	—	31,386
South Africa	—	19,074	—	19,074
Spain	—	71,361	—	71,361
Sweden	—	19,787	—	19,787
Switzerland	—	204,172	—	204,172
United Kingdom	28,061	196,085	—	224,146

Total Common Stocks	56,797	1,683,801	—	1,740,598

Short-Term Investments
Investment Companies	42,366	—	—	42,366
Investment of cash collateral from securities loaned	1,971	—	—	1,971

Total Investments in Securities	$101,134	$1,683,801	$—	$1,784,935

Appreciation in Other Financial Instruments
Futures Contracts	$2,017	$—	$—	$2,017

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$56,700	$—	$56,700
Austria	—	13,853	—	13,853
Belgium	—	50,462	—	50,462
China	35,688	56,821	—	92,509
Denmark	—	51,841	—	51,841
France	—	449,774	—	449,774
Germany	28,689	210,822	—	239,511
Hong Kong	—	126,286	—	126,286
Japan	—	511,011	—	511,011
Macau	—	24,000	—	24,000
Netherlands	—	172,283	—	172,283
Singapore	—	39,309	—	39,309
South Korea	—	40,230	—	40,230
Spain	—	33,220	—	33,220
Sweden	—	69,612	—	69,612
Switzerland	—	354,196	—	354,196
United Kingdom	4,727	452,107	—	456,834
United States	—	37,404	—	37,404
Other Common Stocks	109,056	—	—	109,056

Total Common Stocks	178,160	2,749,931	—	2,928,091

Short-Term Investments
Investment Companies	49,197	—	—	49,197
Investment of cash collateral from securities loaned	52,519	—	—	52,519

Total Investments in Securities	$279,876	$2,749,931	$—	$3,029,807

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

International Hedged Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$2,966	$—	$2,966
Austria	—	374	—	374
Belgium	—	608	—	608
Denmark	—	1,063	—	1,063
Finland	—	381	—	381
France	367	7,855	—	8,222
Germany	888	4,394	—	5,282
Hong Kong	—	1,415	—	1,415
Ireland	356	124	—	480
Italy	—	1,544	—	1,544
Japan	—	14,106	—	14,106
Luxembourg	—	199	—	199
Netherlands	—	2,991	—	2,991
Norway	—	470	—	470
Singapore	—	568	—	568
Spain	—	1,944	—	1,944
Sweden	—	842	—	842
Switzerland	—	6,117	—	6,117
United Kingdom	261	8,887	—	9,148
United States	—	358	—	358

Total Common Stocks	1,872	57,206	—	59,078

Options Purchased	162	—	—	162
Short-Term Investments
Investment Companies	850	—	—	850

Total Investments in Securities	$2,884	$57,206	$—	$60,090

Depreciation in Other Financial Instruments
Futures Contracts	$—	$(4)	$—	$(4)
Options Written
Call Options Written	(581)	—	—	(581)
Put Options Written	(11)	—	—	(11)

Total Depreciation in Other Financial Instruments	$(592)	$(4)	$—	$(596)

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$233,477	$—	$233,477
Austria	—	29,404	—	29,404
Belgium	—	47,700	—	47,700
Denmark	—	83,587	—	83,587
Finland	—	29,903	—	29,903
France	28,849	617,060	—	645,909
Germany	69,682	346,059	—	415,741
Hong Kong	—	110,445	—	110,445
Ireland	27,988	9,914	—	37,902
Italy	—	121,449	—	121,449
Japan	—	1,107,070	—	1,107,070
Luxembourg	—	15,620	—	15,620
Malta	—	—	1	1
Netherlands	—	234,847	—	234,847
Norway	—	36,872	—	36,872
Singapore	—	44,360	—	44,360
Spain	—	152,868	—	152,868
Sweden	—	66,141	—	66,141
Switzerland	—	481,139	—	481,139
United Kingdom	20,450	698,655	—	719,105
United States	—	28,150	—	28,150

Total Common Stocks	146,969	4,494,720	1	4,641,690

Short-Term Investments
Investment Companies	154,151	—	—	154,151
Investment of cash collateral from securities loaned	106,266	—	—	106,266

Total Investments in Securities	$407,386	$4,494,720	$1	$4,902,107

Appreciation in Other Financial Instruments
Futures Contracts	$1,967	$—	$—	$1,967

Depreciation in Other Financial Instruments
Futures Contracts	$—	$(410)	$—	$(410)

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$46,135	$—	$46,135
Austria	—	42,914	—	42,914
Belgium	—	24,287	—	24,287
China	69,896	156,227	—	226,123
Denmark	—	56,772	—	56,772
France	—	193,253	—	193,253
Germany	—	251,424	—	251,424
Hong Kong	—	139,363	—	139,363
Indonesia	—	49,003	—	49,003
Japan	—	193,011	—	193,011
Netherlands	—	138,039	—	138,039
Sweden	—	42,792	—	42,792
Switzerland	—	247,648	—	247,648
United Kingdom	—	474,012	—	474,012
United States	—	54,630	—	54,630
Other Common Stocks	380,909	—	—	380,909

Total Common Stocks	450,805	2,109,510	—	2,560,315

Short-Term Investments
Investment Companies	48,921	—	—	48,921
Investment of cash collateral from securities loaned	75,853	—	—	75,853

Total Investments in Securities	$575,579	$2,109,510	$—	$2,685,089

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$36,088		$—	$36,088
Austria	504	4,330		—	4,834
Belgium	530	4,050		—	4,580
China	—	1,199		—	1,199
Denmark	1,507	681		—	2,188
Finland	2,601	2,484		—	5,085
France	—	31,428		—	31,428
Georgia	—	482		—	482
Germany	2,169	29,303		—	31,472
Ghana	—	578		—	578
Hong Kong	—	8,022		—	8,022
India	—	441		—	441
Ireland	961	598		—	1,559
Israel	—	1,778		—	1,778
Italy	731	10,604		—	11,335
Japan	—	85,834		—	85,834
Malta	—	450		—	450
Netherlands	647	22,327		—	22,974
New Zealand	—	1,121		—	1,121
Norway	1,375	8,428		—	9,803
Portugal	—	405		—	405
Russia	—	662		—	662
Singapore	—	5,455		—	5,455
South Africa	—	2,331		—	2,331
Spain	—	10,493		—	10,493
Sweden	389	11,176		—	11,565
Switzerland	—	24,346		—	24,346
United Kingdom	8,676	59,819		—	68,495
United States	452	422		—	874
Other Common Stocks	783	—		—	783

Total Common Stocks	21,325	365,335		—	386,660

Rights	—	—	(a)	—	—	(a)
Short-Term Investments
Investment Companies	3,487	—		—	3,487
Investment of cash collateral from securities loaned	4,026	—		—	4,026

Total Investments in Securities	$28,838	$365,335		$—	$394,173

Appreciation in Other Financial Instruments
Futures Contracts	$50	$—		$—	$50

Depreciation in Other Financial Instruments
Futures Contracts	$(7)	$—		$—	$(7)

(a)	Amount rounds to less than one thousand.

There were no transfers into or out of level 3 for the year ended October 31, 2019.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of October 31, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

C. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in IM Shares of JPMorgan U.S. Government Money Market Fund and/or the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Emerging Markets Equity Fund	$13,200	$(13,200)	$—
Emerging Markets Research Enhanced Equity Fund	2,092	(2,092)	—
Europe Dynamic Fund	275	(275)	—
Global Research Enhanced Index Fund	37,095	(37,095)	—
International Advantage Fund	1,858	(1,858)	—
International Equity Fund	49,506	(49,506)	—
International Research Enhanced Equity Fund	99,554	(99,554)	—
International Unconstrained Equity Fund	70,848	(70,848)	—
International Value Fund	3,789	(3,789)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Emerging Markets Equity Fund	$7
Emerging Markets Research Enhanced Equity Fund	—	(a)
Europe Dynamic Fund	4
Global Research Enhanced Index Fund	7
International Advantage Fund	9
International Equity Fund	9
International Research Enhanced Equity Fund	13
International Unconstrained Equity Fund	3
International Value Fund	3

(a)	Amount rounds to less than one thousand.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

International Hedged Equity Fund did not have any securities out on loan at October 31, 2019.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

Emerging Markets Equity Fund
For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$1,291,368	$1,123,019	$3		$17		$168,369	168,301	$1,368		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a) (b)	—	327,000	319,000	1	*	—	(d)	8,001	8,001	616	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	188,694	183,209	—		—		5,485	5,485	191	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	58,479	728,130	786,609	—		—		—	—	551		—

Total	$58,479	$2,535,192	$2,411,837	$4		$17		$181,855		$2,726		$—

Emerging Markets Research Enhanced Equity Fund
For the period ended October 31, 2019
Security Description	Value at December 11, 2018 (c)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$1,047,506	$1,025,287	$3		$4		$22,226	22,217	$378		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	13,455	11,239	—		—		2,216	2,216	9	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	—	234,153	234,153	—		—		—	—	85		—

Total	$—	$1,295,114	$1,270,679	$3		$4		$24,442		$472		$—

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

Europe Dynamic Fund
For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$158,446	$158,316	$—	(d)	$—	(d)	$130	130	$120		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares (a)	—	137,000	137,000	—		—		—	—	158	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	146,507	146,221	—		—		286	286	116	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	51,037	162,751	213,788	—		—		—	—	186		—

Total	$51,037	$604,704	$655,325	$—	(d)	$—	(d)	$416		$580		$—

Global Research Enhanced Index Fund
For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$458,029	$458,033	$4		$—		$—	—	$360		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a) (b)	—	419,000	391,500	4	*	—	(d)	27,504	27,501	625	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	385,683	374,003	—		—		11,680	11,680	211	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	—	639,681	639,681	—		—		—	—	270		—

Total	$—	$1,902,393	$1,863,217	$8		$—	(d)	$39,184		$1,466		$—

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

International Advantage Fund
For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$554,637	$512,288	$10		$7		$42,366	42,349	$733		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a) (b)	—	537,000	536,000	5	*	—	(d)	1,005	1,005	873	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	363,391	362,425	—		—		966	966	264	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	52,914	397,224	450,138	—		—		—	—	547		—

Total	$52,914	$1,852,252	$1,860,851	$15		$7		$44,337		$2,417		$—

International Equity Fund
For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$777,161	$727,981	$8		$9		$49,197	49,177	$1,007		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a) (b)	—	764,000	724,000	3	*	—		40,003	39,999	755	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	399,925	387,409	—		—		12,516	12,516	260	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	166,797	311,392	478,189	—		—		—	—	706		—

Total	$166,797	$2,252,478	$2,317,579	$11		$9		$101,716		$2,728		$—

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

International Hedged Equity Fund
For the period ended October 31, 2019
Security Description	Value at March 15, 2019 (e)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a) (b)	$—	$11,038	$10,188	$—	(d)	$—	$850	850	$19		$—

International Research Enhanced Equity Fund
For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$948,493	$794,366	$6		$18	$154,151	154,809	$1,992		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a) (b)	—	832,000	756,000	5	*	—	76,005	75,998	1,157	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	555,506	525,245	—		—	30,261	30,261	361	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	56,728	434,807	491,535	—		—	—	—	756		—

Total	$56,728	$2,770,806	$2,567,146	$11		$18	$260,417		$4,266		$—

International Unconstrained Equity Fund
For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$836,644	$787,732	$—	(d)	$9	$48,921	48,902	$410		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a) (b)	—	150,000	95,000	—		—	55,000	54,995	63	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	132,839	111,986	—		—	20,853	20,853	99	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	1,995	88,014	90,009	—		—	—	—	58		—

Total	$1,995	$1,207,497	$1,084,727	$—	(d)	$9	$124,774		$630		$—

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

International Value Fund
For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$59,834	$56,348	$—	(d)	$1	$3,487	3,486	$100		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a) (b)	—	17,000	15,000	—		—	2,000	2,000	29	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	81,513	79,487	—		—	2,026	2,026	94	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	—	51,039	51,039	—		—	—	—	69		—

Total	$—	$209,386	$201,874	$—	(d)	$1	$7,513		$292		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2019.
(c)	Commencement of operations was December 11, 2018.
(d)	Amount rounds to less than one thousand.
(e)	Commencement of operations was March 15, 2019.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts and options in connection with their investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and will offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes E(1) — E(3) below describe the various derivatives used by the Funds.

(1). Options — International Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.

The table below discloses the volume of the Fund’s options contracts activity during the year ended October 31, 2019 (amounts in thousands, except number of contracts):

	International Hedged Equity Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	280	(a)
Average Number of Contracts Written	560	(a)
Ending Number of Contracts Purchased	309
Ending Number of Contracts Written	618

(a)	For the period March 15, 2019 through October 31, 2019.

(2). Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

	Emerging Markets Equity Fund		Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund		Global Research Enhanced Index Fund	International Advantage Fund	International Equity Fund		International Hedged Equity Fund		International Research Enhanced Equity Fund	International Unconstrained Equity Fund		International Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$70,560	(a)	$11,177	$7,718		$50,186	$57,014	$4,497,350	(b)	$1,231	(c)	$121,732	$2,533,321	(b)	$8,684	(d)
Average Notional Balance Short	—		—	7,291	(e)	—	—	—		—		—	2,274,798	(b)	—
Ending Notional Balance Long	—		—	—		42,338	42,829	—		914		124,725	—		4,094
Ending Notional Balance Short	—		—	7,291		—	—	—		—		—	—		—

(a)	For the period January 1, 2019 through January 31, 2019.
(b)	For the period September 1, 2019 through October 31, 2019.
(c)	For the period March 15, 2019 through October 31, 2019.
(d)	For the period January 1, 2019 through October 31, 2019.
(e)	For the period October 1, 2019 through October 31, 2019.

(3). Forward Foreign Currency Exchange Contracts — International Unconstrained Equity Fund is exposed to foreign currency risks associated with some or all of its portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended October 31, 2019 (amounts in thousands):

	International Unconstrained Equity Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$54,509	(a)
Average Settlement Value Sold	26,478	(a)

(a)	For the period February 1, 2019 through February 28, 2019.

(4). Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2019, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Europe Dynamic Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(12)

Global Research Enhanced Index Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$30

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

International Advantage Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,017

International Hedged Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Total
Equity contracts	Receivables	$162	$—	$162

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(592)	$(4)	$(596)

International Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,967

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(410)

International Value Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$50

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(7)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2019, by primary underlying risk exposure (amounts in thousands):

Emerging Markets Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$2,644

Emerging Markets Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$5,136

Europe Dynamic Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$529

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(213)

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Global Research Enhanced Index Fund

	Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts		Futures Contracts
Equity contracts		$(894)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(898)

International Advantage Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,247)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$2,869

International Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(3,617)

International Hedged Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Total
Equity contracts	$(25)	$82	$57

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Total
Equity contracts	$(465)	$(4)	$(469)

International Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$13,990

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,708

International Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$144	$—	$144
Foreign exchange contracts	—	(1,105)	(1,105)

	$144	$(1,105)	$(961)

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,233

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$43

The Funds’ derivatives contracts held at October 31, 2019 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Offering and Organization Costs — Total offering costs of approximately $48,000 and $103,000 paid in connection with the offering of shares of Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, respectively, are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations. For the year ended October 31, 2019, total offering costs amortized were approximately $43,000 and $64,000 for the Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, respectively.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

I. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended October 31, 2019 are as follows (amounts in thousands):

	Class A		Class C		Class I		Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Total
Emerging Markets Equity Fund
Transfer agency fees	$58		$7		$56		$14	$1	$—	(a)	$—	(a)	$7		$36		$179
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a		n/a		—	(a)	n/a	n/a	n/a		n/a		n/a		2		2
Europe Dynamic Fund
Transfer agency fees	22		1		6		3	n/a	n/a		n/a		n/a		2		34
Global Research Enhanced Index Fund
Transfer agency fees	n/a		n/a		2		n/a	n/a	n/a		n/a		n/a		41		43
International Advantage Fund
Transfer agency fees	24		1		2		n/a	69	n/a		n/a		n/a		21		117
International Equity Fund
Transfer agency fees	46		4		7		n/a	2	n/a		n/a		1		27		87
International Hedged Equity Fund
Transfer agency fees	—	(a)	—	(a)	2		n/a	n/a	n/a		n/a		—	(a)	—	(a)	2
International Research Enhanced Equity Fund
Transfer agency fees	57		n/a		4		n/a	n/a	n/a		n/a		n/a		34		95
International Unconstrained Equity Fund
Transfer agency fees	10		4		16		n/a	2	n/a		n/a		4		1		37
International Value Fund
Transfer agency fees	18		3		4		1	2	n/a		n/a		—	(a)	—	(a)	28

(a)	Amount rounds to less than one thousand.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Markets Equity Fund	$—		$(2,770)	$2,770
Emerging Markets Research Enhanced Equity Fund	—		(549)	549
Europe Dynamic Fund	—		(91)	91
Global Research Enhanced Index Fund	59,296		2,304	(61,600)
International Advantage Fund	—		5,017	(5,017)
International Equity Fund	—		(883)	883
International Hedged Equity Fund	—	(a)	14	(14)
International Research Enhanced Equity Fund	—	(a)	1,022	(1,022)
International Unconstrained Equity Fund	—		183	(183)
International Value Fund	—		237	(237)

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to foreign currency gains or losses, investments in passive foreign investment companies (“PFICs”) and tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Markets Equity Fund	0.68	%(1)
Emerging Markets Research Enhanced Equity Fund	0.25
Europe Dynamic Fund	0.60	( [2] )
Global Research Enhanced Index Fund	0.20
International Advantage Fund	0.50	( [3] )
International Equity Fund	0.50	( [4] )
International Hedged Equity Fund	0.25
International Research Enhanced Equity Fund	0.20
International Unconstrained Equity Fund	0.60	( [5] )
International Value Fund	0.55	( [3] )

(1)	Prior to August 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s respective average daily net assets.
(2)	Prior to August 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.65% of the Fund’s respective average daily net assets.
(3)	Prior to August 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.60% of each Fund’s respective average daily net assets.
(4)

Prior to March 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.70%. Prior to August 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s respective average daily net assets.

(5)

Prior to March 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.70%. Prior to August 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.65% of the Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2019, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares. The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Emerging Markets Equity Fund	0.25%	0.75%	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Advantage Fund	0.25	0.75	0.50	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
International Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
International Unconstrained Equity Fund	0.25	0.75	0.50	n/a
International Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Emerging Markets Equity Fund	$83		$1
Europe Dynamic Fund	2		—
International Advantage Fund	2		—
International Equity Fund	97		—
International Hedged Equity Fund	1		—
International Research Enhanced Equity Fund	—	(a)	—
International Unconstrained Equity Fund	44		1
International Value Fund	34		—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
Global Research Enhanced Index Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
International Advantage Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
International Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
International Unconstrained Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I		Class L		Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Markets Equity Fund	1.24%	1.74%	0.99%		0.95%		1.54%	1.29%	1.04%	0.89%	0.79%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	(1)	n/a		n/a	n/a	n/a	n/a	0.35	(1)
Europe Dynamic Fund	1.24	1.74	0.99		n/a	(2)	n/a	n/a	n/a	n/a	n/a	(3)
Global Research Enhanced Index Fund	n/a	n/a	0.34		n/a		n/a	n/a	n/a	n/a	0.25
International Advantage Fund(4)	0.95	1.45	0.70		n/a		1.25	n/a	n/a	n/a	0.50
International Equity Fund	0.95	1.45	0.70		n/a		1.25	n/a	n/a	0.60	0.50
International Hedged Equity Fund(5)	0.85	1.35	0.60		n/a		n/a	n/a	n/a	0.45	0.35
International Research Enhanced Equity Fund	0.60	n/a	0.35		n/a		n/a	n/a	n/a	n/a	0.25
International Unconstrained Equity Fund	1.00	1.50	0.75		n/a		1.30	n/a	n/a	0.65	0.55
International Value Fund	1.00	1.50	0.75		n/a	(6)	1.30	n/a	n/a	0.65	0.55

(1)

The contractual expense percentages in the table above are in place until at least December 31, 2019. Effective December 19, 2019, the contractual expense percentages in the table above were extended and are in place until at least February 28, 2021.

(2)	Effective March 1, 2019, the contractual expense limitation for Class L Shares expired. Prior to March 1, 2019, the contractual expense limitation was 1.00% for Class L Shares.
(3)	Effective October 1, 2019, the contractual expense limitation for Class R6 Shares expired. Prior to October 1, 2019, the contractual expense limitation was 0.84% for Class R6 Shares.
(4)	Prior to March 1, 2019, the contractual expense limitations were 1.00%, 1.50%, 0.75%, 1.30% and 0.55% for Class A, Class C, Class I, Class R2 and Class R6 Shares, respectively.
(5)

The contractual expense percentages in the table above are in place until at least January 31, 2020. Effective December 19, 2019, the contractual expense percentages in the table above were extended and are in place until at least February 28, 2021.

(6)	Effective March 1, 2019, the contractual expense limitation for Class L Shares expired. Prior to March 1, 2019, the contractual expense limitation was 0.95% for Class L Shares.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2019 and are in place until February 29, 2020.

For the year ended October 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Emerging Markets Equity Fund	$5,898	$3,416	$946	$10,260	$36
Emerging Markets Research Enhanced Equity Fund	247	141	5	393	47
Europe Dynamic Fund	—	—	150	150	—
Global Research Enhanced Index Fund	1,391	926	610	2,927	—
International Advantage Fund	3,387	2,083	203	5,673	—
International Equity Fund	6,092	2,898	288	9,278	3
International Hedged Equity Fund	83	25	2	110	109
International Research Enhanced Equity Fund	1,466	978	610	3,054	—
International Unconstrained Equity Fund	1,083	460	180	1,723	1
International Value Fund	583	316	154	1,053	—	(a)

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2019 were as follows (amounts in thousands):

Emerging Markets Equity Fund	$158
Emerging Markets Research Enhanced Equity Fund	17
Europe Dynamic Fund	32
Global Research Enhanced Index Fund	57
International Advantage Fund	118
International Equity Fund	169
International Hedged Equity Fund	2
International Research Enhanced Equity Fund	238
International Unconstrained Equity Fund	29
International Value Fund	14

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2019, Global Research Enhanced Index Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$2,272,301	$1,858,138
Emerging Markets Research Enhanced Equity Fund	2,156,547	131,715
Europe Dynamic Fund	474,065	657,040
Global Research Enhanced Index Fund	1,338,109	3,347,914
International Advantage Fund	2,280,936	3,862,461
International Equity Fund	1,003,517	2,650,774
International Hedged Equity Fund	62,168	4,632
International Research Enhanced Equity Fund	963,928	1,246,386
International Unconstrained Equity Fund	2,184,981	234,602
International Value Fund	250,793	367,626

During the year ended October 31, 2019, there were no purchases or sales of U.S. Government securities.

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$4,627,320	$1,778,340	$49,105	$1,729,235
Emerging Markets Research Enhanced Equity Fund	2,049,376	72,213	33,583	38,630
Europe Dynamic Fund	497,631	54,386	11,627	42,759
Global Research Enhanced Index Fund	3,034,304	1,256,565	85,263	1,171,302
International Advantage Fund	1,619,466	210,993	43,507	167,486
International Equity Fund	2,276,533	805,120	51,845	753,275
International Hedged Equity Fund	58,043	3,747	2,296	1,451
International Research Enhanced Equity Fund	4,754,816	505,425	356,577	148,848
International Unconstrained Equity Fund	2,555,811	143,607	14,329	129,278
International Value Fund	400,355	23,303	29,442	(6,139)

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in PFICs, mark to market of futures contracts, mark to market of options contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$43,939	$—	$43,939
Emerging Markets Research Enhanced Equity Fund	26	—	26
Europe Dynamic Fund	16,938	—	16,938
Global Research Enhanced Index Fund	157,658	392,361	550,019
International Advantage Fund	88,005	—	88,005
International Equity Fund	107,522	48,172	155,694
International Research Enhanced Equity Fund	161,060	—	161,060
International Unconstrained Equity Fund	10,140	—	10,140
International Value Fund	18,314	—	18,314

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$22,140	$—	$22,140
Europe Dynamic Fund	15,655	—	15,655
Global Research Enhanced Index Fund	159,264	—	159,264
International Advantage Fund	67,328	—	67,328
International Equity Fund	66,772	—	66,772
International Research Enhanced Equity Fund	75,137	33,139	108,276
International Unconstrained Equity Fund	3,143	—	3,143
International Value Fund	18,225	—	18,225

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

As of October 31, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$52,211	$(124,268)	$1,709,824
Emerging Markets Research Enhanced Equity Fund	12,791	3,082	38,650
Europe Dynamic Fund	16,767	(114,081)	42,725
Global Research Enhanced Index Fund	85,164	301,927	1,171,164
International Advantage Fund	105,858	(277,463)	167,409
International Equity Fund	92,835	(57,757)	753,238
International Hedged Equity Fund	1,206	(450)	1,453
International Research Enhanced Equity Fund	142,376	(162,632)	148,779
International Unconstrained Equity Fund	8,733	(49,027)	129,275
International Value Fund	14,808	(46,060)	(6,202)

For the Funds, the cumulative timing differences primarily consist of foreign taxes, mark to market of futures contracts, mark to market of options contracts, investments in PFICs and wash sale loss deferrals.

As of October 31, 2019, the following Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Emerging Markets Equity Fund	$7,673		$116,595
Europe Dynamic Fund	111,146		2,935
International Advantage Fund	222,918		54,545
International Equity Fund	38,501		19,256
International Hedged Equity Fund	153		297
International Research Enhanced Equity Fund	16,878		145,754
International Unconstrained Equity Fund	42,042	*	6,985	*
International Value Fund	38,435		7,625

During the year ended October 31, 2019, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Emerging Markets Equity Fund	$—	$10,702

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381 - 384.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The following Fund had borrowings outstanding from another fund at October 31, 2019 (amounts in thousands, except number of days outstanding):

	Borrowings Outstanding	Interest Rate Paid	Number of Days Outstanding	Interest Paid
Global Research Enhanced Index Fund	$3,663	2.29%	1	$—	(a)

(a)	Amount rounds to less than one thousand.

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

Average borrowings from the Facility during the year ended October 31, 2019, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$23,479	3.01%	31	$63
Europe Dynamic Fund	21,938	2.94	4	7
Global Research Enhanced Index Fund	20,790	3.10	52	96
International Advantage Fund	35,705	2.89	7	20
International Equity Fund	64,779	3.19	6	34
International Value Fund	5,131	3.05	27	12

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Funds had no borrowings outstanding from the unsecured, uncommitted facility at October 31, 2019.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately. Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at October 31, 2019. Average borrowings from the Credit Facility during the year ended October 31, 2019 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$12,000	3.38%	1	$1

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

As of October 31, 2019, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/ or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/ or Non-Affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	—	—%	2	27.0%
Emerging Markets Research Enhanced Equity Fund	4	60.1	—	—
Europe Dynamic Fund	4	58.8	1	12.1
Global Research Enhanced Index Fund	1	85.4	—	—
International Advantage Fund	5	65.5	—	—
International Equity Fund	3	52.7	1	11.8
International Hedged Equity Fund	1	86.4	1	10.7
International Research Enhanced Equity Fund	3	31.4	—	—
International Unconstrained Equity Fund	4	70.8	—	—
International Value Fund	—	—	1	66.9

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2019, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds and the SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Markets Equity Fund	—%	14.5%	—%
Emerging Markets Research Enhanced Equity Fund	10.5	66.3	20.0
Europe Dynamic Fund	47.1	—	—
International Advantage Fund	—	84.6	—
International Equity Fund	—	57.5	—
International Research Enhanced Equity Fund	15.2	64.7	—
International Unconstrained Equity Fund	—	78.0	—

As of October 31, 2019, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

	China	France	Germany	India	Japan
Emerging Markets Equity Fund	28.9%	—%	—%	19.5%	—%
Emerging Markets Research Enhanced Equity Fund	32.1	—	—	—	—
Europe Dynamic Fund	—	16.1	12.6%	—	—
International Advantage Fund	—	—	—	—	24.0
International Equity Fund	—	15.1	—	—	17.2
International Hedged Equity Fund	—	13.7	—	—	23.5
International Research Enhanced Equity Fund	—	13.5	—	—	23.1
International Value Fund	—	—	—	—	22.0

	South Korea	Switzerland	Taiwan	United Kingdom
Emerging Markets Research Enhanced Equity Fund	13.0%	—%	11.5%	—%
Europe Dynamic Fund	—	21.6	—	18.1
International Advantage Fund	—	11.5	—	12.6
International Equity Fund	—	11.9	—	15.3
International Hedged Equity Fund	—	10.2	—	15.2
International Research Enhanced Equity Fund	—	10.0	—	15.0
International Unconstrained Equity Fund	—	—	—	18.2
International Value Fund	—	—	—	17.6

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

As of October 31, 2019, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Research Enhanced Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan International Advantage Fund, JPMorgan International Equity Fund, JPMorgan International Hedged Equity Fund, JPMorgan International Research Enhanced Equity Fund, JPMorgan International Unconstrained Equity Fund and JPMorgan International Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Emerging Markets Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan International Advantage Fund, JPMorgan International Equity Fund, JPMorgan International Unconstrained Equity Fund and JPMorgan International Value Fund (seven of the funds constituting JPMorgan Trust I) , JPMorgan International Research Enhanced Equity Fund (one of the funds constituting JPMorgan Trust II) and JPMorgan Emerging Markets Research Enhanced Equity Fund and JPMorgan International Hedged Equity Fund (two of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Emerging Markets Equity Fund (1)	JPMorgan International Equity Fund (1)
JPMorgan Emerging Markets Research Enhanced Equity Fund (2)	JPMorgan International Hedged Equity Fund (3)
JPMorgan Europe Dynamic Fund (1)	JPMorgan International Research Enhanced Equity Fund (1)
JPMorgan Global Research Enhanced Index Fund (1)	JPMorgan International Unconstrained Equity Fund (1)
JPMorgan International Advantage Fund (1)	JPMorgan International Value Fund (1)
(1) Statement of operations for the year ended October 31, 2019 and statements of changes in net assets for each of the two years ended October 31, 2019.
(2) Statement of operations and statement of changes in net assets for the period December 11, 2018 (commencement of operations) through October 31, 2019.
(3) Statement of operations and statement of changes in net assets for the period March 15, 2019 (commencement of operations) through October 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 20, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	130	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	130	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	130	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	130	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	130	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	130	None

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	130	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	130	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	130	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	130	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	130	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	130	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	130	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

(1)

Dr. Goldstein is retiring from the Board of Trustees effective the close of business on December 31, 2019. The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (130 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2019, and continued to hold your shares at the end of the reporting period, October 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$1,029.10	$6.34	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,026.10	8.89	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	1,030.10	5.07	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class L
Actual	1,000.00	1,030.60	4.56	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R2
Actual	1,000.00	1,027.30	7.87	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R3
Actual	1,000.00	1,028.50	6.60	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class R4
Actual	1,000.00	1,029.90	5.32	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class R5
Actual	1,000.00	1,030.60	4.56	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R6
Actual	1,000.00	1,031.30	4.04	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual	$1,000.00	$990.60	$2.26	0.45%
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	991.20	1.76	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

JPMorgan Europe Dynamic Fund
Class A
Actual	1,000.00	1,020.20	6.31	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,018.00	8.85	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	1,021.90	5.05	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class L
Actual	1,000.00	1,022.00	4.48	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R6
Actual	1,000.00	1,023.00	3.98	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

JPMorgan Global Research Enhanced Index Fund
Class I
Actual	1,000.00	1,034.10	1.74	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
Class R6
Actual	1,000.00	1,035.00	1.28	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

JPMorgan International Advantage Fund
Class A
Actual	1,000.00	1,008.10	4.81	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class C
Actual	1,000.00	1,005.00	7.33	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class I
Actual	1,000.00	1,008.80	3.54	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R2
Actual	1,000.00	1,006.20	6.32	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class R6
Actual	1,000.00	1,009.90	2.53	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

JPMorgan International Equity Fund
Class A
Actual	1,000.00	1,038.40	4.88	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class C
Actual	1,000.00	1,035.50	7.44	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Equity Fund (continued)
Class I
Actual	$1,000.00	$1,039.60	$3.60	0.70%
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R2
Actual	1,000.00	1,036.80	6.42	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class R5
Actual	1,000.00	1,040.10	3.09	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R6
Actual	1,000.00	1,040.70	2.57	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

JPMorgan International Hedged Equity Fund
Class A
Actual	1,000.00	1,023.70	4.28	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class C
Actual	1,000.00	1,021.00	6.88	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class I
Actual	1,000.00	1,025.00	3.06	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R5
Actual	1,000.00	1,025.60	2.30	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	1,026.30	1.79	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

JPMorgan International Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,026.30	3.01	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class I
Actual	1,000.00	1,027.70	1.74	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
Class R6
Actual	1,000.00	1,028.40	1.23	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24

JPMorgan International Unconstrained Equity Fund
Class A
Actual	1,000.00	1,028.20	5.11	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class C
Actual	1,000.00	1,025.10	7.66	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class I
Actual	1,000.00	1,029.30	3.84	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R2
Actual	1,000.00	1,026.40	6.64	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	157

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Unconstrained Equity Fund (continued)
Class R5
Actual	$1,000.00	$1,029.80	$3.33	0.65%
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R6
Actual	1,000.00	1,030.30	2.81	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

JPMorgan International Value Fund
Class A
Actual	1,000.00	991.90	5.02	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class C
Actual	1,000.00	989.10	7.52	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class I
Actual	1,000.00	992.90	3.77	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class L
Actual	1,000.00	993.60	3.27	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R2
Actual	1,000.00	990.10	6.52	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R5
Actual	1,000.00	993.60	3.27	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R6
Actual	1,000.00	994.40	2.76	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

158	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for the Emerging Markets Equity Fund, Europe Dynamic Fund, Global Research Enhanced Index Fund, International Advantage Fund, International Equity Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund, and International Value Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	159

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the

160	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Markets Equity Fund, Europe Dynamic Fund, Global Research Enhanced Index Fund, International Advantage Fund, International Unconstrained Equity Fund and International Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s performance for Class A shares was in the third, first and second quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third, first and first quintiles based upon both the Peer Group and Universe for the one-, three- and five-year periods ended December 31, 2018, respectively. Trustees noted that the performance for Class R6 shares was in the third and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the third, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Europe Dynamic Fund’s performance for Class A shares was in the fourth, third and second quintiles based upon the Peer Group, and in the fourth, fifth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that performance for Class I shares was in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regularly scheduled meetings over the course of the next year.

The Trustees noted that based upon the Universe, the Global Research Enhanced Index Fund’s performance for Class I

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	161

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(Unaudited) (continued)

shares was in the second, third and first quintiles for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Universe for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was satisfactory.

The Trustees noted that the International Advantage Fund’s performance for Class A shares was in the fourth quintile based upon the Peer Group, and in the fifth, fifth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2018, and in the fifth, fifth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and fifth quintiles based upon the Peer Group and Universe, respectively, for both the one- and three-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regularly scheduled meetings over the course of the next year.

The Trustees noted that the International Equity Fund’s performance for Class A shares was in the fourth, second and fourth quintiles based upon the Peer Group, and in the fifth, third and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for the Class I shares was in the fourth, third and fourth quintiles based upon the Peer Group, and in the fifth, third and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and third quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively , and in the fifth, third and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the International Research Enhanced Equity Fund’s performance for Class A shares was in the third, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that performance for Class I shares was in the second, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the International Unconstrained Equity Fund’s performance for Class A shares was in the fifth, fourth and third quintiles based upon the Peer Group, and in the fourth, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fourth quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the fourth, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the fourth, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the International Value Fund’s performance for Class A shares was in the fifth, fourth and fifth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fifth, third and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2018, and in the fourth, third and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018,

162	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in the contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Europe Dynamic Fund’s net advisory fee and actual total expenses for Class A shares were in the third and first quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that both the net advisory fee and actual total expenses for Class I shares were in the second quintile based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the second and first quintiles, respectively, based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in the contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Global Research Enhanced Index Fund’s net advisory fee and actual total expenses for both Class I and Class R6 shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Advantage Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for the Class I shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in the contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in the contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	163

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that the International Research Enhanced Equity Fund’s net advisory fee and actual total expenses for both Class A and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Unconstrained Equity Fund’s net advisory fee and total actual expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in the contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Value Fund’s net advisory fee and total actual expenses for Class A, Class I and Class R6 shares were in the first quintile based upon the Peer Group and Universe. After considering the factors identified above, and noting a reduction in the contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

164	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2019:

Dividends Received Deduction
JPMorgan Emerging Markets Equity Fund	1.80%
JPMorgan Emerging Markets Research Enhanced Equity Fund	1.46
JPMorgan Global Research Enhanced Index Fund	32.13

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2019 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Global Research Enhanced Index Fund	$451,912
JPMorgan International Equity Fund	48,172

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2019 (amounts in thousands):

Qualified Dividend Income
JPMorgan Emerging Markets Equity Fund	$52,198
JPMorgan Emerging Markets Research Enhanced Equity Fund	1,090
JPMorgan Europe Dynamic Fund	18,083
JPMorgan Global Research Enhanced Index Fund	103,134
JPMorgan International Advantage Fund	95,074
JPMorgan International Equity Fund	108,080
JPMorgan International Hedged Equity Fund	131
JPMorgan International Research Enhanced Equity Fund	137,047
JPMorgan International Unconstrained Equity Fund	9,960
JPMorgan International Value Fund	16,541

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2019, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
JPMorgan Emerging Markets Equity Fund	$109,184	$8,259
JPMorgan Emerging Markets Research Enhanced Equity Fund	12,820	1,064
JPMorgan Europe Dynamic Fund	23,802	1,145
JPMorgan International Advantage Fund	129,942	7,069
JPMorgan International Equity Fund	132,647	7,654
JPMorgan International Hedged Equity Fund	1,431	131
JPMorgan International Research Enhanced Equity Fund	172,142	10,421
JPMorgan International Unconstrained Equity Fund	13,916	856
JPMorgan International Value Fund	20,833	200

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	165

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. October 2019.	AN-INTEQ-1019

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES 2019 – $49,471 2018 – $46,704

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES 2019 – $12,840 2018 – $12,840

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES 2019 – $12,106 2018 – $12,051

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2019 and 2018, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES 2019 – Not applicable 2018 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2019 – 0.0% 2018 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2019 - $30.2 million 2018 - $32.0 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 2, 2020

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
January 2, 2020